Filed with the Securities and Exchange Commission on October 30, 2006

1933 Act Registration File No. 033-48907

1940 Act File No. 811-58433

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 47	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 47	☒

MARSHALL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 236-3863

John M. Blaser

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies of all communications to:

Cameron Avery, Esq.

Bell, Boyd & Lloyd

Three First National Plaza

70 West Madison Street, Suite 3300

Chicago, Illinois 60602-4207

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Marshall Funds Family

Prospectus

Investor Class

(Class Y)

OCTOBER 31, 2006

➢	Marshall Large-Cap Value Fund
➢	Marshall Large-Cap Growth Fund
➢	Marshall Mid-Cap Value Fund
➢	Marshall Mid-Cap Growth Fund
➢	Marshall Small-Cap Growth Fund
➢	Marshall International Stock Fund
➢	Marshall Government Income Fund
➢	Marshall Intermediate Bond Fund
➢	Marshall Intermediate Tax-Free Fund
➢	Marshall Short-Term Income Fund
➢	Marshall Prime Money Market Fund
➢	Marshall Government Money Market Fund
➢	Marshall Tax-Free Money Market Fund

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investor Class
(Class Y)

Risk/Return Summary

The Marshall Funds offer investment opportunities to a wide range of investors, from investors with short-term goals who wish to take little investment risk to investors with long-term goals willing to bear the risks of the stock market for potentially greater rewards. The Marshall Funds are managed by the investment professionals at M&I Investment Management Corp. (Adviser).

Risk/Return Summary of Mutual Funds Principal Risks of the Funds

Equity Funds

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Income Funds

Marshall Government Income Fund

Marshall Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Short-Term Income Fund

Money Market Funds

Marshall Prime Money Market Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

	Stock Market Risks	Sector Risks	Style Risks	Foreign Securities/ Euro Risks	Company Size Risks	Debt Securities Risks	Government Obligations Risks	Municipal Securities Risks	Asset/ Mortgage Backed Securities Risks	Management Risks
Marshall Large-Cap Value Fund	✓	✓	✓							✓
Marshall Large-Cap Growth Fund	✓	✓	✓							✓
Marshall Mid-Cap Value Fund	✓	✓	✓		✓					✓
Marshall Mid-Cap Growth Fund	✓	✓	✓		✓					✓
Marshall Small-Cap Growth Fund	✓	✓	✓		✓					✓
Marshall International Stock Fund	✓	✓		✓	✓					✓
Marshall Government Income Fund						✓	✓		✓	✓
Marshall Intermediate Bond Fund						✓			✓	✓
Marshall Intermediate Tax-Free Fund						✓		✓	✓	✓
Marshall Short-Term Income Fund						✓			✓	✓
Marshall Prime Money Market Fund						✓	✓			✓
Marshall Government Money Market Fund						✓	✓			✓
Marshall Tax-Free Money Market Fund						✓		✓		✓

A complete description of these risks can be found in the “Main Risks of Investing in the Marshall Funds” section.

RISK/RETURN SUMMARY	1

Equity Funds

Marshall Large-Cap Value Fund

Goal: To provide capital appreciation and above-average dividend income.

Strategy: The Fund invests at least 80% of its assets in a broadly-diversified portfolio of common stocks of large-sized companies similar in size to those within the Russell 1000 Value Index. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue an above average yield. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 10.93%.

Total Returns

Best quarter	(2nd quarter, 2003)	15.65%
Worst quarter	(3rd quarter, 2002)	(17.64)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	6.29%	2.50%	7.98%
Return After Taxes on Distributions	3.78%	1.24%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	6.94%	1.75%	6.01%
LLCVFI(2)	6.26%	2.27%	8.80%
Russell 1000 Value(3)	7.05%	5.28%	10.94%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Large Cap Value Funds Index (LLCVFI) is an average of the 30 largest mutual funds in this Lipper category. The LLCVFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

2	EQUITY FUNDS

Equity Funds (cont.)

Marshall Large-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of large-sized companies similar in size to those within the Russell 1000 Growth Index. The Adviser looks for high quality companies with sustainable earnings growth that are available at reasonable prices.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.55%.

Total Returns

Best quarter	(4th quarter, 1998)	22.67%
Worst quarter	(3rd quarter, 2002)	(17.85)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	4.91%	(2.10)%	5.82%
Return After Taxes on Distributions	2.10%	(2.67)%	4.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.32%	(1.90)%	4.47%
LLCGFI(2)	7.58%	(4.29)%	6.21%
Russell 1000 Growth(3)	5.26%	(3.58)%	6.73%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Large-Cap Growth Funds Index (LLCGFI) is an average of the 30 largest mutual funds in this Lipper category. The LLCGFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	3

Equity Funds (cont.)

Marshall Mid-Cap Value Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized companies similar in size to those within the Russell Midcap Value Index. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the Standard & Poor’s 400® Index, higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 4.59%.

Total Returns

Best quarter	(4th quarter, 2001)	19.16%
Worst quarter	(3rd quarter, 2002)	(16.61)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	7.18%	12.90%	12.93%
Return After Taxes on Distributions(1)	5.53%	11.35%	10.21%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.62%	10.68%	9.89%
LMCVFI(2)	8.75%	10.49%	11.41%
RMCVI(3)	12.65%	12.21%	13.65%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Mid-Cap Value Funds Index (LMCVFI) is an average of the 30 largest mutual funds in this Lipper category. The LMCVFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell Midcap Value Index (RMCVI) measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Those companies are also included in the Russell 1000 Value Index. The RMCVI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

4	EQUITY FUNDS

Equity Funds (cont.)

Marshall Mid-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized companies similar in size to those within the Russell Midcap Growth Index. The Adviser selects stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distribution, or overall business restructuring.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.90%.

Total Returns

Best quarter	(4th quarter, 1999)	41.02%
Worst quarter	(3rd quarter, 2001)	(23.19)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	3.99%	(1.92)%	8.32%
Return After Taxes on Distributions	3.99%	(1.93)%	6.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.59%	(1.63)%	6.32%
LMCGFI(2)	9.58%	(0.91)%	7.09%
RMCGI(3)	12.10%	1.38%	9.27%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Mid-Cap Growth Funds Index (LMCGFI) is an average of the 30 largest mutual funds in this Lipper category. The LMCGFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell Midcap Growth Index (RMCGI) measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Those companies are also included in the Russell 1000 Growth Index. The RMCGI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	5

Equity Funds (cont.)

Marshall Small-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of small-sized companies similar in size to those within the Russell 2000 Growth Index. The Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

Fund Performance*: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 5.39%.

Total Returns

Best quarter	(4th quarter, 1999)	38.36%
Worst quarter	(3rd quarter, 1998)	(27.56)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year(1)
Fund
Return Before Taxes	8.66%	7.90%	11.73%
Return After Taxes on Distributions(2)	6.67%	7.31%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares(2)	6.66%	6.63%	5.87%
LSCGI(3)	5.34%	1.25%	7.54%
Russell 2000 GI(4)	4.15%	2.28%	4.69%

* The SMALL-CAP GROWTH FUND is the successor to the portfolio of a collective trust fund managed by the Adviser. At the Fund’s commencement of operations, the assets from the collective trust fund were transferred to the Fund in exchange for Fund shares. The quoted performance data includes the performance of the collective trust fund for periods before the SMALL-CAP GROWTH FUND’s registration statement became effective on August 30, 1996, adjusted to reflect the SMALL-CAP GROWTH FUND’s expenses. The collective trust was not registered under the Investment Company Act of 1940 (1940 Act) and was not subject to certain diversification and investment restrictions that are imposed by the 1940 Act and the tax laws applicable to mutual funds. If the collective trust fund had been subject to those requirements and restrictions, the performance may have been adversely affected.

(1) Returns are calculated from the initial public investment in the Small-Cap Growth Fund on September 4, 1996. It is not possible to reflect the tax impact on the collective trust’s performance.

(2) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(3) The Lipper Small-Cap Growth Funds Index (LSCGI) is an average of the 30 largest mutual funds in this Lipper category. The LSCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(4) The Russell 2000 Growth Index (Russell 2000 GI) measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 GI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

6	EQUITY FUNDS

Equity Funds (cont.)

Marshall International Stock Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of any sized companies located outside the United States. The Fund’s sub-advisers (the Sub-Advisers), Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC (Trilogy), and Acadian Asset Management, Inc. (Acadian), each manage approximately 50% of the Fund’s portfolio.

Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies with attractive returns on equity, earnings growth and a strong capital structure.

Acadian uses a quantitative strategy with a focus on valuations to target attractively valued companies that also have positive earnings and price characteristics. Acadian selects stocks for the Fund’s portfolio using models that incorporate multiple factors designed to construct an optimal portfolio while keeping benchmark-relative risk to the desired level.

Effective September 1, 2005, Acadian was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Trilogy was the sole sub-adviser to the Fund from March 29, 1999 to September 1, 2005. Prior thereto, the Fund was managed by another firm.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 12.92%.

Total Returns

Best quarter	(4th quarter, 1999)	40.46%
Worst quarter	(3rd quarter, 2002)	(19.47)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	16.39%	1.90%	6.82%
Return After Taxes on Distributions(1)	16.49%	1.96%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.07%	1.73%	5.62%
LIMCGI(2)	19.70%	3.00%	8.10%
EAFE(3)	13.54%	4.55%	5.84%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper International Multi-Cap Growth Funds Index (LIMCGI) is an average of the 30 largest mutual funds in this Lipper category. The LIMCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. The EAFE does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	7

Income Funds

Marshall Government Income Fund

Goal: To provide current income.

Strategy: The Fund invests at least 80% of its assets in U.S. government securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund generally maintains an average dollar-weighted maturity of four to twelve years.

The Fund invests in the securities of U.S. government-sponsored entities including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs). Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities which are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few governmental entities which have no explicit financial support, but which are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.27%.

Total Returns

Best quarter	(2nd quarter, 1995)	4.92%
Worst quarter	(1st quarter, 1994)	(2.13)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	2.33%	4.92%	5.24%
Return After Taxes on Distributions(1)	0.92%	3.14%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.50%	3.13%	3.10%
LUSMI(2)	2.24%	4.74%	5.32%
LMI(3)	2.61%	5.44%	6.17%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper U.S. Mortgage Funds Index (LUSMI) is an average of the 10 largest mutual funds in this Lipper category. The LUSMI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers Mortgage-Backed Securities Index (LMI) is an index comprised of fixed rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. The LMI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

8	INCOME FUNDS

Income Funds (cont.)

Marshall Intermediate Bond Fund

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-

backed and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of three to ten years.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.16%.

Total Returns

Best quarter	(2nd quarter, 1995)	4.68%
Worst quarter	(2nd quarter, 2004)	(2.25)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	2.01%	4.70%	4.94%
Return After Taxes on Distributions(1)	0.58%	2.92%	2.80%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.29%	2.94%	2.87%
LSIDF(2)	1.35%	4.53%	5.07%
LGCI(3)	1.58%	5.50%	5.80%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index (LSIDF) is an average of the 30 largest mutual funds in this Lipper category. The LSIDF reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers Governmental/Credit Intermediate Index (LGCI) is an index comprised of government and corporate bonds rated BBB or higher with maturities between one and ten years. The LGCI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

INCOME FUNDS	9

Income Funds (cont.)

Marshall Intermediate Tax-Free Fund

Goal: To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Strategy: The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund assets are invested in investment-grade municipal securities, which include debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including the federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund maintains an average dollar-weighted portfolio maturity of three to ten years.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 2.83%.

Total Returns

Best quarter	(1st quarter, 1995)	4.31%
Worst quarter	(2nd quarter, 1999)	(2.12)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund(1)
Return Before Taxes	0.94%	4.17%	4.40%
Return After Taxes on Distributions	0.56%	4.09%	4.33%
Return After Taxes on Distributions and Sale of Fund Shares	2.32%	4.13%	4.35%
LIMDI(2)	2.01%	4.45%	4.63%
L7GO(3)	1.81%	5.14%	5.30%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Intermediate Municipal Debt Funds Index (LIMDI) is an average of the 30 largest mutual funds in this Lipper category. The LIMDI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers 7-Year General Obligations Index (L7GO) is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. The L7GO does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

10	INCOME FUNDS

Income Funds (cont.)

Marshall Short-Term Income Fund

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in short- to intermediate-term investment grade fixed income securities. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.88%.

Total Returns

Best quarter	(3rd quarter, 2001)	2.67%
Worst quarter	(2nd quarter, 2004)	(1.21)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund
Return Before Taxes	2.05%	3.62%	4.55%
Return After Taxes on Distributions(1)	0.67%	1.94%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares(1)	1.33%	2.08%	2.55%
LSTIDI(2)	1.76%	3.52%	4.51%
ML13(3)	1.75%	4.06%	5.03%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Short-Term Investment Grade Debt Funds Index (LSTIDI) is an average of the 30 largest mutual funds in this Lipper category. The LSTIDI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. The ML13 does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

INCOME FUNDS	11

Money Market Funds

Marshall Prime Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.45%.

Total Returns

Best quarter	(4th quarter, 2000)	1.60%
Worst quarter	(1st quarter, 2004)	0.17%
7-Day Net Yield	(as of 12/31/05)(1)	3.88%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund	2.91%	2.07%	3.76%
LMMFI(2)	2.66%	1.83%	3.49%
MFRA(3)	2.65%	1.81%	3.45%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

12	MONEY MARKET FUNDS

Money Market Funds (cont.)

Marshall Government Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs). Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities which are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few governmental entities which have no explicit financial support, but which are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar year 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.38%.

Total Returns

Best quarter	(4th quarter, 2005)	0.89%
Worst quarter	(3rd quarter, 2004)	0.26%
7-Day Net Yield	(as of 12/31/05)(1)	3.76%

Average Annual Total Returns through 12/31/05

	1 Year	Since 5/17/04 inception
Fund	2.80%	2.16%
LUSGMMFI(2)	2.56%	1.93%
INGMMI(3)	2.41%	1.82%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LUSGMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

MONEY MARKET FUNDS	13

Money Market Funds (cont.)

Marshall Tax-Free Money Market Fund

Goal: To provide current income exempt from federal income tax consistent with stability of principal.

Strategy: The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including AMT.

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 90 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks. In addition to credit and interest rate risk, certain types of municipal bonds are subject to other risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar year 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 2.27%.

Total Returns

Best quarter	(4th quarter, 2005)	0.64%
Worst quarter	(4th quarter, 2004)	0.31%
7-Day Net Yield	(as of 12/31/05)(1)	3.06%

Average Annual Total Returns through 12/31/05

	1 Year	Since 9/22/04 inception
Fund	2.08%	1.90%
LTEMMFI(2)	1.90%	1.73%
IMNTFNR(3)	1.85%	1.68%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Tax Exempt Money Market Funds Index (LTEMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LTEMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoney Net Fund Report Tax-Free National Retail (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

14	MONEY MARKET FUNDS

Fees and Expenses of the Funds	This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Funds.

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund		Government Income Fund		Intermediate Bond Fund		Intermediate Tax-Free Fund		Short-Term Income Fund		Prime Money Market Fund		Government Money Market Fund		Tax-Free Money Market Fund
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None	None	None	None	None	None		None		None		None		None		None		None		None
Redemption Fee (as a percentage of amount redeemed, if applicable) (1)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%		2.00%		2.00%		2.00%		2.00%		None		None		None
Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)
Management Fee	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	(4)	0.75%	(4)	0.60%	(4)	0.60%	(4)	0.60%	(4)	0.15%	(4)	0.20%	(4)	0.20%	(4)
Distribution (12b-1) Fee	None	None	None	None	None	None		None		None		None		None		None		None		None
Other Expenses (2)	0.49%	0.53%	0.45%	0.56%	0.54%	0.51%		0.45%	(5)	0.43%	(5)	0.56%	(5)	0.56%	(5)	0.34%		0.42%		0.38%

Total Annual Fund Operating Expenses (3)	1.24%	1.28%	1.20%	1.31%	1.54%	1.51%		1.20%		1.03%		1.16%		1.16%		0.49%		0.62%		0.58%

(1) A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase. The fee is retained by the Fund and generally withheld from the redemption proceeds. See “What Do Shares Cost?” and “Will I Be Charged a Fee for Redemptions?”
(2) Includes shareholder servicing fee of 0.25%.
(3) Although not contractually obligated to do so, the Adviser and other service providers waived certain amounts. The net expenses the Funds actually paid for the fiscal year ended August 31, 2006 are shown below.
Total Actual Annual Fund Operating Expenses (after waivers)	1.23%	1.27%	1.19%	1.30%	1.54%	1.49%		0.86%		0.73%		0.65%		0.58%		0.45%		0.45%		0.45%

(4) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fees paid by the INTERNATIONAL STOCK FUND, GOVERNMENT INCOME FUND, INTERMEDIATE BOND FUND, INTERMEDIATE TAX-FREE FUND, SHORT-TERM INCOME FUND, PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND and TAX-FREE MONEY MARKET FUND (after the voluntary waivers) were 0.98%, 0.65%, 0.54%, 0.33%, 0.26%, 0.11%, 0.03% and 0.07%, respectively, for the fiscal year ended August 31, 2006.

(5) The shareholder servicing fee of 0.25% has been voluntarily reduced for the GOVERNMENT INCOME FUND, INTERMEDIATE BOND FUND, INTERMEDIATE TAX-FREE FUND and SHORT-TERM INCOME FUND. The shareholder servicing agent may terminate this voluntary reduction at any time. The shareholder servicing fee (after the voluntary reduction) was 0.02% for each of the GOVERNMENT INCOME FUND, INTERMEDIATE BOND FUND, INTERMEDIATE TAX-FREE FUND and SHORT-TERM INCOME FUND for the fiscal year ended August 31, 2006.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of a Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Intermediate Tax-Free Fund	Short-Term Income Fund	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund
1 Year	$126	$130	$122	$133	$157	$154	$122	$105	$118	$118	$50	$63	$59
3 Years	$393	$406	$381	$415	$486	$477	$381	$328	$368	$368	$157	$199	$186
5 Years	$681	$702	$660	$718	$839	$824	$660	$569	$638	$638	$274	$346	$324
10 Years	$1,500	$1,545	$1,455	$1,579	$1,834	$1,802	$1,455	$1,259	$1,409	$1,409	$616	$774	$726

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

FEES AND EXPENSES OF THE FUNDS	15

Main Risks of Investing in the Marshall Funds

What About Portfolio Turnover?

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the

Funds’ Adviser or Sub-Adviser

believes it is appropriate to do so

in light of a Fund’s investment goal. A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders.

Stock Market Risks. The EQUITY FUNDS are subject to fluctuations in the stock markets in which they invest, which have periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of a Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as within the same industry, may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser or Sub-Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance may be more susceptible to any economic, business or other developments which generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Foreign Securities Risks. The INTERNATIONAL STOCK FUND invests primarily in foreign securities, which involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less-strict regulation of the securities markets. Furthermore, the INTERNATIONAL STOCK FUND may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the INTERNATIONAL STOCK FUND values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Euro Risks. The INTERNATIONAL STOCK FUND makes significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the INTERNATIONAL STOCK FUND’s investments. The European Central Bank has control over each EMU member country’s monetary policies. Therefore, the EMU participating countries do not control their own monetary policies by directing independent interest rates for their currencies, which may limit their ability to respond to economic downturns or

16	INVESTING RISKS

Main Risks of Investing in the Marshall Funds (cont.)

What About Bond Ratings?

When the Funds invest in bonds, other debt securities and/or convertible securities, some will be rated in the lowest investment grade

category (e.g., BBB or Baa).

Bonds rated BBB by Standard &

Poor’s Corporation or Baa by Moody’s Investors Service have speculative characteristics. Unrated bonds will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether or not the bond is an acceptable investment.

political upheavals. These factors or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the INTERNATIONAL STOCK FUND.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below. These risks will affect the INCOME FUNDS and the MONEY MARKET FUNDS.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which a Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an

INVESTING RISKS	17

Main Risks of Investing in the Marshall Funds (cont.)

investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Government Obligations Risks. For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government, while securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Municipal Securities Risks. An investment in the INTERMEDIATE TAX-FREE FUND and TAX-FREE MONEY MARKET FUND will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by these Funds. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities are reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Management Risks. The Adviser’s and Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of the Funds’ investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Funds’ managers will produce the desired results.

18	INVESTING RISKS

Securities and Investment Techniques Descriptions

In implementing the Funds’ investment objectives, the Funds may invest in the following securities and use the following investment techniques as part of the principal investment strategy. Some of these securities and techniques involve special risks, which are described under “Main Risks of Investing in the Marshall Funds.” Each Fund that has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy.

	Marshall Large-Cap Value Fund	Marshall Large-Cap Growth Fund	Marshall Mid-Cap Value Fund	Marshall Mid-Cap Growth Fund	Marshall Small-Cap Growth Fund	Marshall International Stock Fund
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓
Foreign Common Stocks						✓
Foreign Securities						✓

	Marshall Government Income Fund	Marshall Intermediate Bond Fund	Marshall Intermediate Tax-Free Fund	Marshall Short-Term Income Fund	Marshall Prime Money Market Fund	Marshall Government Money Market Fund	Marshall Tax-Free Money Market Fund
Fixed Income Securities:
Corporate Debt Securities		✓	✓	✓	✓
Fixed Rate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Floating Rate Debt Securities	✓	✓	✓	✓	✓	✓	✓
Treasury Securities	✓	✓		✓	✓	✓
Municipal Notes			✓				✓
Municipal Securities			✓				✓
Commercial Paper	✓	✓			✓		✓
Credit Enhancement			✓				✓
Demand Instruments					✓		✓
Mortgage-Backed Securities	✓	✓		✓
Dollar Rolls	✓	✓		✓
Asset-Backed Securities	✓	✓		✓
Bank Instruments				✓	✓
Funding Agreements					✓
Repurchase Agreements	✓	✓		✓	✓	✓
Agency Securities	✓	✓		✓	✓	✓
Tax-Exempt Securities			✓				✓
Variable Rate Demand Instruments			✓				✓

Securities

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority.

Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by FHLBs, Freddie Mac and Fannie Mae in support of such obligations.

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	19

Securities and Investment Techniques Descriptions (cont.)

A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Funds treat mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Asset-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Credit Enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Equity Securities. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. The EQUITY FUNDS cannot predict the income they will receive

20	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

Securities and Investment Techniques Descriptions (cont.)

from equity securities, if any, because companies generally have discretion as to the payment of any dividends or distributions.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Common Stocks. Common stocks of foreign corporations are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Foreign Securities. Foreign securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside the United States that trade on a foreign securities exchange or in a foreign market. Securities issued by corporations or other issuers domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	21

Securities and Investment Techniques Descriptions (cont.)

expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be of comparable quality to securities having such ratings.

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, municipalities may also issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Tax-Exempt Securities. Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Fixed income securities pay interest, dividends and distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. Other issuers include industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment.

22	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

Securities and Investment Techniques Descriptions (cont.)

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The TAX-FREE MONEY MARKET FUND treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Investment Techniques

Securities Lending. Certain Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend” income for federal income tax purposes.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, each of the Funds (except the MONEY MARKET FUNDS) may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause a Fund to temporarily forego greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment goal.

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	23

How to Buy Shares

What Do Shares Cost? You can buy Investor Class shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When a Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV is calculated for each of the Funds (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). In calculating NAV, a Fund’s portfolio (other than the MONEY MARKET FUNDS) is valued using market prices. In calculating the NAV for the MONEY MARKET FUNDS, the Funds’ portfolios are valued using amortized cost.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board of Directors of the Marshall Funds (Board). The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to supervision of the Board. In determining fair value, the Pricing Committee must take into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the respective Fund.

Securities held by the INTERNATIONAL STOCK FUND may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities at 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value. The Board may rely on the recommendations of an independent fair value pricing service it has retained to assist in valuing foreign securities in the Fund’s portfolio. The fair value pricing service may employ quantitative models in determining fair value.

For 30 days following the most recent purchase of shares of a Fund, your redemption or exchange proceeds may be reduced by a redemption/exchange fee of 2% (other than with respect to the MONEY MARKET FUNDS). The redemption/exchange fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

Keep in mind that Authorized Dealers, as defined below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Funds, your first investment must be at least $1,000. However, you can add to your existing Marshall Funds account directly or through the Funds’ Systematic Investment Program for as little as $50. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion. Call your Authorized Dealer, as defined below, for any additional limitations.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Fund by check or wire. Trust customers of Marshall & Ilsley Trust Company (M&I Trust) may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail

24	HOW TO BUY SHARES

How to Buy Shares (cont.)

under “Important Information About Procedures for Opening a New Account” below. If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Purchase orders for a Fund (other than the MONEY MARKET FUNDS) must be received by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be purchased at that day’s NAV. Purchase orders for the TAX-FREE MONEY MARKET FUND must be received by 11:00 a.m. (Central Time) for shares to be purchased at that day’s NAV. Purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be received by 4:00 p.m. (Central Time) for shares to be purchased at that day’s NAV. For purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV and dividend, regardless of when the order is processed. Each Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with a Fund or its administrative or shareholder services agent to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid social security or tax identification number. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Funds to identify you. The Funds may also ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Will the Small-Cap Growth Fund Always be Open to New Investors? It is anticipated that the SMALL-CAP GROWTH FUND will be closed to new investors who are not customers of M&I Trust or M&I Brokerage Services once its assets reach $500 million, subject to certain exceptions. However, if you own shares of the Fund prior to the closing date, you will still be able to reinvest dividends and add to your investment in the Fund.

HOW TO BUY SHARES	25

Fund Purchase Easy Reference Table

Minimum Investments:

• To open an Account–$1,000

• To add to an Account (including through a Systematic Investment Program)–$50

Phone 1-800-236-FUND (3863)

• Contact MIS.

• Complete an application for a new account.

•   Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail

• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person

• Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Wire

• Notify MIS and request wire instructions at 1-800-236-FUND (3863).

• If a new account, fax completed application to MIS at 1-414-287-8511.

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Funds and the Federal Reserve wire system are open for business.

26	FUND PURCHASE EASY REFERENCE TABLE

Fund Purchase Easy Reference Table (cont.)

Systematic Investment Program

•   You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after MIS receives the order.

• The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.

• Call MIS at 1-800-236-FUND (3863) to apply for this program.

Marshall Funds OnLineSM

•   You may purchase Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares

• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “Marshall Funds.”

FUND PURCHASE EASY REFERENCE TABLE	27

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Trust customers of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be received by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be received by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2% short-term redemption fee on shares (other than the shares of the MONEY MARKET FUNDS) that have been held for less than 30 days after the most recent purchase (other than through reinvestments of capital gains or dividends), determined on a last-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863)
• Contact MIS.

•   If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an authorized broker/dealer, you must contact your account representative.

• Not available to Retirement Accounts, for which redemptions must be done in writing.

Mail

• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•   If you want to redeem shares held in certificate form, you must properly endorse the share certificates and send them by registered or certified mail. Additional documentation may be required from corporations, executors, administrators, trustees or guardians.

• For additional assistance, call MIS at 1-800-236-FUND (3863).

28	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

In Person

• Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

• The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•   Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•   If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact MIS to apply for this program.

Marshall Funds OnLineSM

•   You may redeem Fund shares via the Internet through Marshall Funds OnLineSM at
http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Checkwriting (Money Market Funds Only)

•   You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

HOW TO REDEEM AND EXCHANGE SHARES	29

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange Investor Class shares of a Fund for Investor Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2% short-term redemption/exchange fee (other than in the case of the MONEY MARKET FUNDS). See “What Do Shares Cost?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND and before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), with respect to all other Funds for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of the Funds may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

30	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions (cont.)

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the Money Market Funds, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Money Market Funds to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2% short-term redemption/exchange fee for redemptions or exchanges of shares of a Fund less than 30 days after the most recent purchase of such shares, determined on a last-in, first-out basis.

The redemption/exchange fee may be waived for a limited time for shares purchased through omnibus accounts, including qualified employee benefit plans, that do not have the operational capability to impose such fee on the underlying shareholder accounts. This waiver will be eliminated as omnibus account holders implement the necessary operational capabilities in connection with the effectiveness of SEC Rule 22c-2. The Funds’ management or the Adviser may, in their sole discretion, waive the short-term redemption/exchange fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies. Any such waivers will be reported to the Board.

While the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders of omnibus accounts is limited because the Funds do not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. The Funds may require financial intermediaries to furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds may also request that the financial intermediaries take action to prevent the particular shareholder from engaging in excessive trading and to enforce the Funds’ Market Timing Policy. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

HOW TO REDEEM AND EXCHANGE SHARES	31

Account and Share Information

Fund Transactions Through Marshall Funds OnLineSM. If you have previously established an account with a Fund and have signed an OnLineSM Agreement, you may purchase, redeem or exchange shares through the Marshall Funds’ Internet Site on the World Wide Web at http://www.marshallfunds.com (the Web Site). You may also check your Fund account balance(s) and historical transactions through the Web Site. You cannot, however, establish a new Fund account through the Web Site—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Trust customers of M&I Trust should contact their account officer for information on the availability of transactions on the Web Site.

You should contact MIS at 1-800-236-FUND (3863) to get started. MIS will provide instructions on how to create and activate your Personal Identification Number (PIN). If you forget or lose your PIN number, contact MIS.

Online Conditions. Because of security concerns and costs associated with maintaining the Web Site, purchases, redemptions and exchanges through the Web Site are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the Web Site are effective at the time they are received by a Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the Web Site. The Web Site privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the Web Site for account histories or transactions, you should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Web Site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the Web Site is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Marshall Funds, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Dividends and Capital Gains. Dividends of the INCOME FUNDS and the MONEY MARKET FUNDS are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

Dividends of the EQUITY FUNDS are declared and paid quarterly, except for the INTERNATIONAL STOCK FUND, which declares and pays dividends annually. Dividends are paid to all shareholders invested in the EQUITY FUNDS on the record date, which is the date on which a shareholder must officially own shares in order to earn a dividend.

32	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

What is a Dividend and Capital Gain?

A dividend is the money paid to share

holders that a mutual fund has

earned from the income on its

investments. A capital gain dis-

tribution is the money paid to shareholders from a mutual fund’s profit derived from the sale of an investment, such as a stock or bond.

In addition, the Funds pay capital gains, if any, at least annually. None of the MONEY MARKET FUNDS expects to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in such Fund’s distributions.

Your dividends and capital gains distributions will be automatically reinvested in additional shares unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution. Therefore, you may incur a tax liability when purchasing shares shortly before a Fund declares a dividend or capital gain.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The Marshall Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently, most of the Funds offer two classes of shares (the PRIME MONEY MARKET FUND and the INTERNATIONAL STOCK FUND offer three classes of shares, while the INTERMEDIATE TAX-FREE FUND offers one class of shares). All shares of each Fund or class have equal voting rights and will generally vote in the aggregate and not by Fund or class. There may be circumstances, however, when shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. With respect to taxable investors, Fund distributions of dividends and capital gains are taxable whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Distributions of the Funds’ long-term capital gains are generally taxable at long-term capital gain rates. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions from the LARGE-CAP VALUE FUND, MID-CAP VALUE FUND and LARGE-CAP GROWTH FUND are expected to be distributions of both investment company taxable income and long-term capital gains. Fund distributions from the other EQUITY FUNDS are expected to be primarily distributions of capital gains, and fund distributions of the INCOME FUNDS and the MONEY MARKET FUNDS are expected to be primarily distributions of investment company taxable income.

ACCOUNT AND SHARE INFORMATION	33

Account and Share Information (cont.)

It is anticipated that the distributions of the INTERMEDIATE TAX-FREE FUND and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of either Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. You may owe tax on certain distributions, which might otherwise be tax-exempt, if the federal AMT applies to you. You may be subject to tax on any capital gain realized by these Funds.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund generally will have similar tax consequences.

If you do not furnish a Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Generally, tax-exempt dividends are not subject to back-up withholding.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

34	ACCOUNT AND SHARE INFORMATION

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Funds. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The Adviser has entered into a subadvisory contract with Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC, pursuant to which Trilogy manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser. The Adviser has entered into a subadvisory contract with Acadian Asset Management, Inc. pursuant to which Acadian manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2006, the Adviser had approximately $20.4 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Advisers’ Background. Trilogy is a registered investment adviser that provides investment management services to investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located principally in Canada and the United States. As of August 31, 2006, Trilogy had approximately $7.1 billion in assets under management. Trilogy’s address is Tower Place at the Summit, 1900 Summit Tower Boulevard, Suite 450, Orlando, Florida 32810.

Acadian is a registered investment adviser that has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. As of August 31, 2006, Acadian had approximately $49.8 billion in assets under management. Acadian’s address is One Post Office Square, Boston, Massachusetts 02109.

All fees of the sub-advisers are paid by the Adviser.

Manager of Managers Structure. The Funds and the Adviser have received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended (1940 Act), pursuant to which the Adviser will be permitted to enter into and materially amend subadvisory agreements with sub-advisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, the Adviser will have the right to hire, terminate or replace sub-advisers without shareholder approval when the Board and the Adviser feel that a change would benefit a Fund. Within 90 days after the hiring of a new sub-adviser, affected shareholders will receive information about the new subadvisory relationship. The Adviser will continue to have the ultimate responsibility (subject to the oversight of the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or change the Adviser’s obligations under the investment advisory agreement with the Funds, including the Adviser’s responsibility to monitor and oversee subadvisory services furnished to the Funds, without shareholder approval. Furthermore, any subadvisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Currently, only the INTERNATIONAL STOCK FUND employs the manager of managers structure. Shareholders of the Fund approved the use of this management structure on August 15, 2005.

Portfolio Managers. The LARGE-CAP VALUE FUND is managed by the M&I Custom Quantitative Solutions Group, an investment committee of the Adviser. Daniel P. Brown and Robert G. Cummisford are the portfolio manager members of the M&I Custom Quantitative Solutions Group and are jointly and primarily responsible for managing the LARGE-CAP

MARSHALL FUNDS, INC. INFORMATION	35

Marshall Funds, Inc. Information (cont.)

VALUE FUND. They work together to develop investment strategies and select securities for the Fund and are supported by a research analyst. Investment recommendations are presented, reviewed and selected by the entire M&I Custom Quantitative Solutions Group.

Daniel P. Brown is a vice president of the Adviser responsible for portfolio management of the LARGE-CAP VALUE FUND. He joined the Adviser in 1997 and is a co-manager and the lead member of the M&I Custom Quantitative Solutions Group. Prior to joining the Adviser, he held positions with Kemper Securities Group and Mutual Savings Bank. Mr. Brown is a Chartered Financial Analyst and a member of the CFA Institute, the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance. He holds a B.B.A. degree in Finance from the University of Wisconsin-Milwaukee.

Robert G. Cummisford is a vice president of the Adviser responsible for portfolio management of the LARGE-CAP VALUE FUND. He joined the Adviser in 2004 and is a co-manager of the M&I Custom Quantitative Solutions Group. Prior to joining the Adviser, he held positions with Old Kent/Fifth Third, Ibbotson Associates and First Chicago. Mr. Cummisford is a Chartered Financial Analyst and a member of the CFA Institute and the Milwaukee Investment Analysts Society. He holds B.A. degrees in Economics and Behavioral Sciences from Lake Forest College.

The LARGE-CAP GROWTH FUND is managed by Mary R. Linehan. Ms. Linehan, a vice president-portfolio manager of the Adviser, joined the Adviser in February 2001 as an analyst for the LARGE-CAP GROWTH FUND. Prior to joining the Adviser, from February 1996 to July 1999, Ms. Linehan worked at Heartland Funds, where she was an analyst for two equity funds. From January 1989 to January 1996, she worked at Strong Capital Management, Inc., where she was an analyst for two equity funds. Ms. Linehan has an M.B.A. degree from Marquette University and a B.B.A. degree from the University of North Dakota.

The MID-CAP VALUE FUND is managed by Matthew B. Fahey. Mr. Fahey, a vice president-portfolio manager of the Adviser since 1988, joined the Adviser in October 1984. He earned a B.A. degree in Business Administration from the University of Wisconsin-Milwaukee and holds an M.B.A. degree from Marquette University.

The MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND are co-managed by Kenneth S. Salmon and James A. Stark, who have equal investment decision-making responsibilities with respect to the Funds. Prior to joining the Adviser in 2000, Mr. Salmon was a senior analyst focused on growth companies at Tucker Anthony Sutro and C.L. King & Associates. Mr. Salmon graduated cum laude with a B.A. in Economics from State University of New York in Potsdam, New York. Prior to joining the Adviser in 2004, Mr. Stark served as General Partner and Portfolio Manager with Overland Partners, L.P. Previously, Mr. Stark was a Portfolio Manager with American Century Investments and served as a small cap analyst with Kemper Financial Services and Investment & Capital Management. He is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Madison and an M.B.A. degree from the Kellogg Graduate School of Management at Northwestern University.

The INTERNATIONAL STOCK FUND is managed by two sub-advisers, Trilogy and Acadian. William Sterling, Chief Investment Officer of Trilogy, is the portfolio manager for the portion of the Fund managed by Trilogy. Mr. Sterling was a founding partner, Chairman and Chief Investment Officer of Trilogy Advisors LLC since 1999, prior to the merger of Trilogy Advisors and BPI Global Asset Management LLC in 2005. Previously, Mr. Sterling was an Executive Director and Global Head of Equities at Credit Suisse Asset Management, Managing Director of International Equities at BEA Associates, and First Vice President at Merrill Lynch, first as Head of Economic Research in Tokyo and later as Head of International Economic Research. Mr. Sterling received a B.A. degree in Economics from Carleton College and M.A. and Ph.D. degrees in Economics from Harvard University.

Brian K. Wolahan and Charles H. Wang serve as co-portfolio managers for the portion of the Fund’s assets managed by Acadian. Mr. Wolahan and Mr. Wang have equal investment decision-making responsibilities with respect to the Fund and are supported by a team of investment professionals. Mr. Wolahan is co-director of research and a senior portfolio manager at Acadian. He received his undergraduate degree from Lehigh University and an M.S. degree in Management

36	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

from MIT. Before joining Acadian in 1990, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated. He is a Chartered Financial Analyst. Mr. Wang is a senior portfolio manager and co-director of research at Acadian. Prior to joining Acadian in 2000, he worked as a senior quantitative equity analyst for a number of investment firms, including Putnam Investments. Mr. Wang has a Ph.D. from Yale’s School of Management, a B.S. in mathematics from Beijing University and an M.S. from the University of Massachusetts.

The GOVERNMENT INCOME FUND and the INTERMEDIATE BOND FUND are managed by Jason D. Weiner. Mr. Weiner, a vice president-portfolio manager of the Adviser, joined the Adviser in 1993. Since 1994, he has been a portfolio analyst for the SHORT-TERM INCOME FUND and the INTERMEDIATE BOND FUND as well as a portfolio analyst for short-term and intermediate advisory portfolios for institutional clients. Mr. Weiner, who is a Chartered Financial Analyst, received his B.S. degree in Finance and International Business from Marquette University.

The INTERMEDIATE TAX-FREE FUND is managed by John D. Boritzke, who is a vice president-portfolio manager of the Adviser responsible for tax-exempt fixed income portfolio management. He joined the Adviser in November 1983. Since 1985, he has been managing tax-exempt fixed income portfolios and common trust funds of M&I Trust. Mr. Boritzke has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998. He is a Chartered Financial Analyst and holds an M.B.A. degree and a B.S. degree from Marquette University.

The PRIME MONEY MARKET FUND, the GOVERNMENT MONEY MARKET FUND and the SHORT-TERM INCOME FUND are managed by Richard M. Rokus, a vice president- portfolio manager of the Adviser. Mr. Rokus has managed the PRIME MONEY MARKET FUND since January 1, 1994, the SHORT-TERM INCOME FUND since November 2001 and the GOVERNMENT MONEY MARKET FUND since May 2004, and has been employed by the Adviser since January 1993. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

The TAX-FREE MONEY MARKET FUND is managed by Craig J. Mauermann. Mr. Mauermann has been a vice president- portfolio manager of the Adviser since 2004. Prior to joining the Adviser, he was a municipal bond analyst and trader for three municipal money market funds at Strong Capital Management, Inc. Mr. Mauermann holds an M.B.A. degree and a B.A. degree from Marquette University.

The Funds’ SAI provides additional information about certain portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) as follows:

Fund	Advisory Fee
Prime Money Market Fund	0.15%
Government Money Market Fund	0.20%
Tax-Free Money Market Fund	0.20%
Short-Term Income Fund	0.60%
Intermediate Bond Fund	0.60%
Intermediate Tax-Free Fund	0.60%
Government Income Fund	0.75%
Large-Cap Growth Fund	0.75%
Mid-Cap Value Fund	0.75%
Large-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Funds’ August 31, 2006 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and subadvisory contracts on behalf of the Funds.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. For each domestic Fund, the annual custody fees are 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on each Fund’s ADNA. M&I Trust is entitled to receive shareholder services fees directly from the Funds in amounts up to

MARSHALL FUNDS, INC. INFORMATION	37

Marshall Funds, Inc. Information(cont.)

a maximum annual percentage of 0.25% of the Fund’s ADNA. As shareholder services agent, M&I Trust has the discretion to waive a portion of its fees. However, any waivers of shareholder services fees are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of each Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Funds in amounts up to a maximum annual percentage of each Fund’s ADNA with respect to the EQUITY FUNDS and INCOME FUNDS and the aggregate ADNA of all MONEY MARKET FUNDS combined as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee, which differs among the Funds, for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources and/or the Funds’ shareholder servicing plan, if applicable, for services provided to clients who hold Fund shares through omnibus accounts.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

38	MARSHALL FUNDS, INC. INFORMATION

Historical Performance of Acadian for Similar Accounts

The following table shows the historical composite performance data for all of Acadian’s advisory accounts that have investment objectives, policies, strategies and risks substantially similar to those of the INTERNATIONAL STOCK FUND, known as the Acadian Non-U.S. All-Cap Equity Strategy Composite (the Composite).

The Composite is not subject to the same types of expenses as the INTERNATIONAL STOCK FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions and investment limitations imposed by the Internal Revenue Code of 1986, as amended, foreign tax laws and/or the 1940 Act than those imposed on the INTERNATIONAL STOCK FUND. The data is provided to illustrate the past performance of Acadian in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the INTERNATIONAL STOCK FUND. This performance data should not be considered an indication of the future performance of the INTERNATIONAL STOCK FUND or Acadian.

Acadian has prepared and presented all returns included herein in compliance with the Global Investment Performance Standards (GIPS®).

Monthly returns are linked geometrically to arrive at the annual total return.

The Composite returns reflect the deduction of all costs and expenses and include the reinvestment of all income. The performance was calculated using the highest management fee as described in Part II of Acadian’s Form ADV. Both the Composite and the EAFE Index total returns reflect deduction of estimated foreign withholding taxes on dividends, interest, and capital gains. The GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the expenses of Investor Class shares of the INTERNATIONAL STOCK FUND. Accordingly, if the Fund’s Investor Class shares’ expenses had been deducted from the Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/06	Acadian Non-U.S. All-Cap Equity Strategy Composite Total Return	EAFE Index(1)
1 Year	29.9%	24.3%
5 Years	20.8%	11.8%
10 Years	10.2%	7.1%
Since Inception(2)	7.5%	6.1%

(1) The EAFE Index is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America.

(2) The Composite commenced operations on April 1, 1988.

HISTORICAL PERFORMANCE OF ACADIAN FOR SIMILAR ACCOUNTS	39

Financial Highlights

The Financial Highlights will help you understand each Fund’s financial performance for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2006, which is available free of charge from the Funds. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(1)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
										Net Expenses	Expense Waiver(3)	Net Investment Income (Loss)(3)
Large-Cap Value Fund
2002(4)	$14.70	0.14	(1.99)	(1.85)	(0.18)	(0.55)	(0.73)	$12.12	(13.16)%	1.20%	—	1.28%	$338,512	50%
2003(4)	$12.12	0.24	0.42	0.66	(0.20)	—	(0.20)	$12.58	5.56%	1.23%	—	2.04%	$343,475	62%
2004(4)	$12.58	0.30	1.62	1.92	(0.30)	—	(0.30)	$14.20	15.39%	1.22%	—	2.27%	$358,354	103%
2005(4)	$14.20	0.33	1.00	1.33	(0.35)	(0.72)	(1.07)	$14.46	9.77%	1.22%	—	2.30%	$328,848	103%
2006(4)	$14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	$13.94	11.99%	1.23%	0.01%	1.47%	$319,834	121%
Large-Cap Growth Fund
2002(4)	$13.75	0.01	(3.16)	(3.15)	(0.01)	—	(0.01)	$10.59	(22.94)%	1.21%	—	0.01%	$274,960	62%
2003(4)	$10.59	0.04	0.71	0.75	(0.02)	—	(0.02)	$11.32	7.11%	1.28%	—	0.38%	$254,286	73%
2004(4)	$11.32	0.02	0.78	0.80	(0.02)	—	(0.02)	$12.10	7.08%	1.25%	—	0.20%	$257,684	129%
2005(4)	$12.10	0.09	1.54	1.63	(0.09)	—	(0.09)	$13.64	13.51%	1.26%	—	0.63%	$237,294	146%
2006(4)	$13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	$12.16	2.86%	1.27%	0.01%	0.00%	$218,109	134%
Mid-Cap Value Fund
2002(4)	$12.72	0.02	(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	$10.65	(4.25)%	1.26%	—	0.13%	$196,254	44%
2003(4)	$10.65	0.01	1.86	1.87	(0.01)	—	(0.01)	$12.51	17.63%	1.27%	—	0.13%	$267,309	39%
2004(4)	$12.51	0.05	2.14	2.19	(0.01)	(0.45)	(0.46)	$14.24	17.76%	1.22%	—	0.44%	$463,104	33%
2005(4)	$14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	$15.86	19.16%	1.20%	—	0.25%	$637,293	37%
2006(4)	$15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	$15.08	5.12%	1.19%	0.01%	0.47%	$595,968	63%
Mid-Cap Growth Fund
2002(4)	$13.73	(0.09)	(4.29)	(4.38)	—	(0.04)	(0.04)	$9.31	(32.01)%	1.24%	—	(0.72)%	$203,010	167%
2003(4)	$9.31	(0.08)	2.34	2.26	—	—	—	$11.57	24.27%	1.28%	—	(0.78)%	$236,981	121%
2004(4)	$11.57	(0.10)	(0.32)	(0.42)	—	—	—	$11.15	(3.63)%	1.24%	—	(0.85)%	$184,632	240%
2005(4)	$11.15	(0.10)	2.60	2.50	—	—	—	$13.65	22.42%	1.29%	0.01%	(0.72)%	$172,137	188%
2006(4)	$13.65	(0.09)	0.87	0.78	—	—	—	$14.43	5.71%	1.30%	0.01%	(0.64)%	$175,529	134%
Small-Cap Growth Fund
2002(4)	$12.59	(0.14)	(3.12)	(3.26)	—	(0.58)	(0.58)	$8.75	(27.23)%	1.63%	—	(1.20)%	$77,713	292%
2003(4)	$8.75	(0.07)	3.15	3.08	—	—	—	$11.83	35.20%	1.72%	—	(0.82)%	$90,126	248%
2004(4)	$11.83	(0.17)	0.94	0.77	—	—	—	$12.60	6.51%	1.58%	—	(1.28)%	$129,875	267%
2005(4)	$12.60	(0.18)	3.60	3.42	—	—	—	$16.02	27.14%	1.55%	0.01%	(1.21)%	$155,327	195%
2006(4)	$16.02	(0.14)	1.93	1.79	—	(1.37)	(1.37)	$16.44	11.37%	1.54%	—	(0.93)%	$193,170	148%

40	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(1)		Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)		Ratios to Average Net Assets						Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
													Net Expenses		Expense Waiver(3)		Net Investment Income (Loss)(3)
International Stock Fund
2002(4)	$10.73	0.03		(1.45)		(1.42)	—	—	—	$9.31	(13.23)%		1.49%		0.02%		0.32%		$195,496	83%
2003(4)	$9.31	0.06		0.65		0.71	—	—	—	$10.02	7.63%		1.54%		0.02%		0.65%		$204,477	171%
2004(4)	$10.02	0.00		1.02		1.02	(0.04)	—	(0.04)	$11.00	10.20%		1.50%		0.02%		0.00	%(5)	$216,082	137%
2005(4)	$11.00	0.09		2.33		2.42	(0.07)	—	(0.07)	$13.35	22.03%		1.48%		0.02%		0.70%		$191,274	150%
2006(4)	$13.35	0.12		3.06		3.18	(0.12)	—	(0.12)	$16.41	23.90%		1.49%		0.02%		0.75%		$233,098	146%
Government Income Fund
2002(4)	$9.53	0.49	(6)	0.20	(6)	0.69	(0.50)	—	(0.50)	$9.72	7.50%		0.87%		0.33%		5.16	%(6)	$377,594	76%
2003(4)	$9.72	0.32		(0.08)		0.24	(0.36)	—	(0.36)	$9.60	2.45%		0.87%		0.33%		3.30%		$382,287	539%
2004(4)	$9.60	0.43		0.09		0.52	(0.48)	—	(0.48)	$9.64	5.50%		0.87%		0.33%		4.49%		$344,253	113%
2005(4)	$9.64	0.37		(0.03)		0.34	(0.38)	—	(0.38)	$9.60	3.61%		0.88%		0.33%		3.75%		$475,920	561%
2006(4)	$9.60	0.42		(0.18)		0.24	(0.42)	—	(0.42)	$9.42	2.57%		0.86%		0.34%		4.50%		$582,466	760%
Intermediate Bond Fund
2002(4)	$9.51	0.47	(6)	(0.04	)(6)	0.43	(0.50)	—	(0.50)	$9.44	4.70%		0.72%		0.29%		5.00	%(6)	$631,518	187%
2003(4)	$9.44	0.41		0.07		0.48	(0.45)	—	(0.45)	$9.47	5.10%		0.72%		0.29%		4.30%		$629,664	317%
2004(4)	$9.47	0.38		0.06		0.44	(0.41)	—	(0.41)	$9.50	4.68%		0.72%		0.29%		3.98%		$625,908	278%
2005(4)	$9.50	0.35		(0.08)		0.27	(0.37)	—	(0.37)	$9.40	2.90%		0.73%		0.30%		3.70%		$646,961	357%
2006(4)	$9.40	0.40		(0.17)		0.23	(0.40)	—	(0.40)	$9.23	2.56%		0.73%		0.30%		4.39%		$690,447	430%
Intermediate Tax-Free Fund
2002(4)	$10.35	0.40	(6)	0.22	(6)	0.62	(0.40)	—	(0.40)	$10.57	6.12%		0.62%		0.50%		3.84	%(6)	$109,693	27%
2003(4)	$10.57	0.38		(0.07)		0.31	(0.38)	—	(0.38)	$10.50	2.95%		0.60%		0.50%		3.57%		$102,717	17%
2004(4)	$10.50	0.37		0.13		0.50	(0.37)	(0.02)	(0.39)	$10.61	4.88%		0.62%		0.50%		3.51%		$96,952	8%
2005(4)	$10.61	0.37		(0.18)		0.19	(0.36)	(0.01)	(0.37)	$10.43	1.83%		0.61%		0.50%		3.48%		$90,619	57%
2006(4)	$10.43	0.35		(0.14)		0.21	(0.35)	(0.26)	(0.61)	$10.03	2.12%		0.65%		0.51%		3.48%		$80,217	31%
Short-Term Income Fund
2002(4)	$9.54	0.42	(6)	(0.07	)(6)	0.35	(0.47)	—	(0.47)	$9.42	3.77%		0.56%		0.57%		4.51	%(6)	$114,320	54%
2003(4)	$9.42	0.33		(0.03)		0.30	(0.40)	—	(0.40)	$9.32	3.22%		0.58%		0.57%		3.47%		$150,302	43%
2004(4)	$9.32	0.27		(0.02)		0.25	(0.36)	—	(0.36)	$9.21	2.75%		0.54%		0.57%		2.94%		$148,735	40%
2005(4)	$9.21	0.26		(0.10)		0.16	(0.34)	—	(0.34)	$9.03	1.74%		0.54%		0.57%		2.95%		$135,894	52%
2006(4)	$9.03	0.31		0.04		0.35	(0.38)	—	(0.38)	$9.00	3.92%		0.58%		0.58%		3.45%		$126,788	19%
Government Money Market Fund
2004(7)	$1.00	0.00		—		0.00	0.00	—	0.00	$1.00	0.23	%(8)	0.45	%(9)	0.17	%(9)	0.96	%(9)	$118,401	—
2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	2.11%		0.45%		0.18%		2.09%		$121,712	—
2006	$1.00	0.04		—		0.04	(0.04)	—	(0.04)	$1.00	4.16%		0.45%		0.17%		4.09%		$92,339	—
Prime Money Market Fund
2002	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.99%		0.45%		0.04%		1.95%		$1,857,948	—
2003	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	1.05%		0.45%		0.03%		1.04%		$1,889,427	—
2004	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.76%		0.45%		0.04%		0.76%		$2,123,605	—
2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	2.22%		0.45%		0.04%		2.20%		$2,078,992	—
2006	$1.00	0.04		—		0.04	(0.04)	—	(0.04)	$1.00	4.25%		0.45%		0.04%		4.19%		$2,453,274	—
Tax-Free Money Market Fund
2005(10)	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.60	%(8)	0.45	%(9)	0.14	%(9)	1.76	%(9)	$142,826	—
2006	$1.00	0.03		—		0.03	(0.03)	—	(0.03)	$1.00	2.84%		0.45%		0.13%		2.85%		$192,603	—

FINANCIAL HIGHLIGHTS	41

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(4)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005	2006
International Stock Fund	$0.01	$0.01	$0.00	$0.00	$0.00
Intermediate Tax-Free Fund	$0.01	$0.01	$0.00	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

(5)	Represents less than 0.005%.
(6)	Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund, Intermediate Tax-Free Fund and Short-Term Income Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income Per Share	Net Realized/Unrealized Gain/Loss Per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Intermediate Tax-Free Fund	0.00	0.00	0.00
Short-Term Income Fund	(0.04)	0.04	(0.40)

(7)	Reflects operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(8)	Not annualized for periods less than a year.
(9)	Computed on an annualized basis.
(10)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

42	FINANCIAL HIGHLIGHTS

The SAI dated October 31, 2006 is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You may also obtain these materials free of charge on the Marshall Funds’ Internet site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

The Marshall Funds Family

Prospectus

Advisor Class

(Class A)

OCTOBER 31, 2006

➢	Marshall Large-Cap Value Fund
➢	Marshall Large-Cap Growth Fund
➢	Marshall Mid-Cap Value Fund
➢	Marshall Mid-Cap Growth Fund
➢	Marshall Small-Cap Growth Fund
➢	Marshall International Stock Fund
➢	Marshall Government Income Fund
➢	Marshall Intermediate Bond Fund
➢	Marshall Short-Term Income Fund
➢	Marshall Prime Money Market Fund

Investor Class

(Class Y)

➢	Marshall Government Money Market Fund
➢	Marshall Tax-Free Money Market Fund

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Advisor Class
(Class A)
Investor Class
(Class Y)

Risk/Return Summary

The Marshall Funds offer investment opportunities to a wide range of investors, from investors with short-term goals who wish to take little investment risk to investors with long-term goals willing to bear the risks of the stock market for potentially greater rewards. The Marshall Funds are managed by the investment professionals at M&I Investment Management Corp. (Adviser).

Risk/Return Summary of Mutual Funds Principal Risks of the Funds

Equity Funds

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Income Funds

Marshall Government Income Fund

Marshall Intermediate Bond Fund

Marshall Short-Term Income Fund

Money Market Funds

Marshall Prime Money Market Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

	Stock Market Risks	Sector Risks	Style Risks	Foreign Securities/ Euro Risks	Company Size Risks	Debt Securities Risks	Government Obligations Risks	Municipal Securities Risks	Asset/ Mortgage Backed Securities Risks	Management Risks
Marshall Large-Cap Value Fund	✓	✓	✓							✓
Marshall Large-Cap Growth Fund	✓	✓	✓							✓
Marshall Mid-Cap Value Fund	✓	✓	✓		✓					✓
Marshall Mid-Cap Growth Fund	✓	✓	✓		✓					✓
Marshall Small-Cap Growth Fund	✓	✓	✓		✓					✓
Marshall International Stock Fund	✓	✓		✓	✓					✓
Marshall Government Income Fund						✓	✓		✓	✓
Marshall Intermediate Bond Fund						✓			✓	✓
Marshall Short-Term Income Fund						✓			✓	✓
Marshall Prime Money Market Fund						✓	✓			✓
Marshall Government Money Market Fund						✓	✓			✓
Marshall Tax-Free Money Market Fund						✓		✓		✓

A complete description of these risks can be found in the “Main Risks of Investing in the Marshall Funds” section.

RISK/RETURN SUMMARY	1

Equity Funds

Marshall Large-Cap Value Fund

Goal: To provide capital appreciation and above-average dividend income.

Strategy: The Fund invests at least 80% of its assets in a broadly-diversified portfolio of common stocks of large-sized companies similar in size to those within the Russell 1000 Value Index. In order to provide both capital appreciation and income, the Adviser attempts to structure the portfolio to pursue an above average yield. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 10.93%.

Total Returns

Best quarter	(2nd quarter, 2003)	15.65%
Worst quarter	(3rd quarter, 2002)	(17.64)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund(1)
Return Before Taxes	0.18%	1.29%	2.52%
Return After Taxes on Distributions	(2.18)%	0.05%	1.08%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	0.72%	1.58%
LLCVFI(2)	6.26%	2.27%	3.39%
Russell 1000 Value(3)	7.05%	5.28%	5.81%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Large Cap Value Funds Index (LLCVFI) is an average of the 30 largest mutual funds in this Lipper category. The LLCVFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

2	EQUITY FUNDS

Equity Funds (cont.)

Marshall Large-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of large-sized companies similar in size to those within the Russell 1000 Growth Index. The Adviser looks for high quality companies with sustainable earnings growth that are available at reasonable prices.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.55%.

Total Returns

Best quarter	(4th quarter, 1999)	13.46%
Worst quarter	(3rd quarter, 2002)	(17.85)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund(1)
Return Before Taxes	(1.12)%	(3.25)%	(1.36)%
Return After Taxes on Distributions	(3.77)%	(3.81)%	(2.09)%
Return After Taxes on Distributions and Sale of Fund Shares	1.28%	(2.87)%	(1.31)%
LLCGFI(2)	7.58%	(4.29)%	(1.97)%
Russell 1000 Growth(3)	5.26%	(3.58)%	(2.12)%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Large-Cap Growth Funds Index (LLCGFI) is an average of the 30 largest mutual funds in this Lipper category. The LLCGFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	3

Equity Funds (cont.)

Marshall Mid-Cap Value Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized companies similar in size to those within the Russell Midcap Value Index. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the Standard & Poor’s 400® Index, higher-than-average dividend yields or a lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 4.59%.

Total Returns

Best quarter	(4th quarter, 2001)	19.16%
Worst quarter	(3rd quarter, 2002)	(16.61)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund(1)
Return Before Taxes	1.02%	11.57%	12.02%
Return After Taxes on Distributions	(0.54)%	10.04%	10.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	9.50%	9.65%
LMCVFI(2)	8.75%	10.49%	10.70%
RMCVI(3)	12.65%	12.21%	11.31%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Mid-Cap Value Funds Index (LMCVFI) is an average of the 30 largest mutual funds in this Lipper category. The LMCVFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell Midcap Value Index (RMCVI) measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Those companies are also included in the Russell 1000 Value Index. The RMCVI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

4	EQUITY FUNDS

Equity Funds (cont.)

Marshall Mid-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized companies similar in size to those within the Russell Midcap Growth Index. The Adviser selects stocks of companies with growth characteristics, such as above-average earnings growth potential or where significant changes are taking place, such as new products, services, or methods of distribution, or overall business restructuring.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.90%.

Total Returns

Best quarter	(4th quarter, 1999)	41.02%
Worst quarter	(3rd quarter, 2001)	(23.19)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund(1)
Return Before Taxes	(1.99)%	(3.08)%	3.28%
Return After Taxes on Distributions	(1.99)%	(3.09)%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares	(1.30)%	(2.59)%	2.25%
LMCGFI(2)	9.58%	(0.91)%	4.83%
RMCGI(3)	12.10%	1.38%	5.24%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Mid-Cap Growth Funds Index (LMCGFI) is an average of the 30 largest mutual funds in this Lipper category. The LMCGFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell Midcap Growth Index (RMCGI) measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Those companies are also included in the Russell 1000 Growth Index. The RMCGI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	5

Equity Funds (cont.)

Marshall Small-Cap Growth Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of small-sized companies similar in size to those within the Russell 2000 Growth Index. The

Adviser selects stocks of companies with above-average earnings growth potential or where significant changes are taking place, such as new products, services or methods of distribution, as well as overall business restructuring.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 5.39%.

Total Returns

Best quarter	(4th quarter, 1999)	38.36%
Worst quarter	(3rd quarter, 2001)	(27.21)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund(1)
Return Before Taxes	2.48%	6.63%	6.39%
Return After Taxes on Distributions	0.60%	6.05%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	2.59%	5.52%	5.14%
LSCGI(2)	5.34%	1.25%	6.69%
Russell 2000 GI(3)	4.15%	2.28%	3.15%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Small-Cap Growth Funds Index (LSCGI) is an average of the 30 largest mutual funds in this Lipper category. The LSCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Russell 2000 Growth Index (Russell 2000 GI) measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 GI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

6	EQUITY FUNDS

                                    [GRAPHIC]

Equity Funds (cont.)

Marshall International Stock Fund

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of any sized companies located outside the United States. The Fund’s sub-advisers (the Sub-Advisers), Trilogy Global Advisors,

LLC, formerly BPI Global Asset Management LLC (Trilogy), and Acadian Asset Management, Inc. (Acadian), each manage approximately 50% of the Fund’s portfolio.

Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies with attractive returns on equity, earnings growth and a strong capital structure.

Acadian uses a quantitative strategy with a focus on valuations to target attractively valued companies that also have positive earnings and price characteristics. Acadian selects stocks for the Fund’s portfolio using models that incorporate multiple factors designed to construct an optimal portfolio while keeping benchmark-relative risk to the desired level.

Effective September 1, 2005, Acadian was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Trilogy was the sole sub-adviser to the Fund from March 29, 1999 to September 1, 2005. Prior thereto, the Fund was managed by another firm.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 12.92%.

Total Returns

Best quarter	(4th quarter, 1999)	40.40%
Worst quarter	(3rd quarter, 2002)	(19.57)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund
Return Before Taxes	9.70%	0.70%	4.23%
Return After Taxes on Distributions(1)	9.79%	0.75%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.69%	0.70%	3.35%
LIMCGI(2)	19.70%	3.00%	5.42%
EAFE(3)	13.54%	4.55%	4.50%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Returns After Taxes on Distributions and Sale of Fund Shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper International Multi-Cap Growth Funds Index (LIMCGI) is an average of the 30 largest mutual funds in this Lipper category. The LIMCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. The EAFE does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

EQUITY FUNDS	7

Income Funds

Marshall Government Income Fund

Goal: To provide current income.

Strategy: The Fund invests at least 80% of its assets in U.S. government securities. The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund generally maintains an average dollar-weighted maturity of four to twelve years.

The Fund invests in the securities of U.S. government-sponsored entities including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs). Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities which are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few governmental entities which have no explicit financial support, but which are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.10%.

Total Returns

Best quarter	(3rd quarter, 2001)	4.03%
Worst quarter	(2nd quarter, 2004)	(1.03)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund
Return Before Taxes	1.73%	3.89%	4.12%
Return After Taxes on Distributions(1)	(3.01)%	2.21%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares(1)	(1.13)%	2.30%	2.35%
LUSMI(2)	2.24%	4.74%	4.89%
LMI(3)	2.61%	5.44%	5.71%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper U.S. Mortgage Funds Index (LUSMI) is an average of the 10 largest mutual funds in this Lipper category. The LUSMI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers Mortgage-Backed Securities Index (LMI) is an index comprised of fixed rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. The LMI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

8	INCOME FUNDS

Income Funds (cont.)

Marshall Intermediate Bond Fund

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage -backed and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of three to ten years.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1999-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 2.98%.

Total Returns

Best quarter	(3rd quarter, 2002)	3.18%
Worst quarter	(2nd quarter, 2004)	(2.30)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 12/31/98 inception
Fund(1)
Return Before Taxes	(2.04)%	3.67%	3.98%
Return After Taxes on Distributions	(3.33)%	1.98%	1.94%
Return After Taxes on Distributions and Sale of Fund Shares	(1.34)%	2.11%	2.09%
LSIDF(2)	1.35%	4.53%	4.64%
LGCI(3)	1.58%	5.50%	5.39%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index (LSIDF) is an average of the 30 largest mutual funds in this Lipper category. The LSIDF reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Lehman Brothers Governmental/Credit Intermediate Index (LGCI) is an index comprised of government and corporate bonds rated BBB or higher with maturities between one and ten years. The LGCI does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

INCOME FUNDS	9

Income Funds (cont.)

Marshall Short-Term Income Fund

Goal: To maximize total return consistent with current income.

Strategy: The Fund invests at least 80% of its assets in short- to intermediate-term investment grade fixed income securities. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of six months to three years.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 2001-2005)*

* The bar chart does not reflect the payment of any sales charges. If these charges had been included, the returns shown would have been lower.

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.59%.

Total Returns

Best quarter	(3rd quarter, 2001)	2.61%
Worst quarter	(2nd quarter, 2004)	(1.26)%

Average Annual Total Returns (reduced to reflect sales charges) through 12/31/05

	1 Year	5 Year	Since 10/31/00 inception
Fund(1)
Return Before Taxes	(0.10)%	2.97%	3.29%
Return After Taxes on Distributions	(1.38)%	1.39%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	(0.08)%	1.58%	1.83%
LSTIDI(2)	1.76%	3.52%	3.79%
ML13(3)	1.75%	4.06%	4.36%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net capital loss occurs upon the redemption of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper Short-Term Investment Grade Debt Funds Index (LSTIDI) is an average of the 30 largest mutual funds in this Lipper category. The LSTIDI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML13) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. The ML13 does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

10	INCOME FUNDS

Money Market Funds

Marshall Prime Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Advisor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996-2005)*

* Shares of the Fund are not sold subject to a sales charge (load). The total returns displayed are based upon net asset value.

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.22%.

Total Returns

Best quarter	(4th quarter, 2000)	1.52%
Worst quarter	(2nd quarter, 2004)	0.10%
7-Day Net Yield	(as of 12/31/05)(1)	3.58%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund	2.61%	1.76%	3.45%
LMMFI(2)	2.66%	1.83%	3.49%
MFRA(3)	2.65%	1.81%	3.45%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-580-FUND (3863).

(2) The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

MONEY MARKET FUNDS	11

Money Market Funds (cont.)

Marshall Government Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. The Fund invests at least 80%

of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs). Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities which are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few governmental entities which have no explicit financial support, but which are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar year 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.38%.

Total Returns

Best quarter	(4th quarter, 2005)	0.89%
Worst quarter	(3rd quarter, 2004)	0.26%
7-Day Net Yield	(as of 12/31/05)(1)	3.76%

Average Annual Total Returns through 12/31/05

	1 Year	Since 5/17/04 inception
Fund	2.80%	2.16%
LUSGMMFI(2)	2.56%	1.93%
INGMMI(3)	2.41%	1.82%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LUSGMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

12	MONEY MARKET FUNDS

Money Market Fund (cont.)

Marshall Tax-Free Money Market Fund

Goal: To provide current income exempt from federal income tax consistent with stability of principal.

Strategy: The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 90 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks. In addition to credit and interest rate risk, certain types of municipal bonds are subject to other risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar year 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 2.27%.

Total Returns

Best quarter	(4th quarter, 2005)	0.64%
Worst quarter	(4th quarter, 2004)	0.31%
7-Day Net Yield	(as of 12/31/05)(1)	3.06%

Average Annual Total Returns through 12/31/05

	1 Year	Since 9/22/04 inception
Fund	2.08%	1.90%
LTEMMFI(2)	1.90%	1.73%
IMNTFNR (3)	1.85%	1.68%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Tax Exempt Money Market Funds Index (LTEMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LTEMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoney Net Fund Report Tax-Free National Retail (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

MONEY MARKET FUNDS	13

                                    [GRAPHIC]

Fees and Expenses of the Funds–Advisor Class	This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Funds.

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund		Government Income Fund		Intermediate Bond Fund		Short-Term Income Fund		Prime Money Market Fund
Shareholder Fees (fees paid directly from your investment)*

Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%		3.75%		3.75%		2.00%		None

Redemption Fee (as a percentage of amount redeemed, if applicable) (1)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%		2.00%		2.00%		2.00%		None

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	(2)	0.75%	(2)	0.60%	(2)	0.60%	(2)	0.15%	(2)

Distribution (12b-1) Fee	None	None	None	None	None	None		None		None		None		0.30%

Other Expenses (3)	0.53%	0.57%	0.49%	0.60%	0.58%	0.54%		0.49%		0.47%		0.60%		0.33%

Total Annual Fund Operating Expenses (4) (5)	1.28%	1.32%	1.24%	1.35%	1.58%	1.54%		1.24%		1.07%		1.20%		0.78%

* A contingent deferred sales charge (“CDSC”) of 1% will be imposed on redemptions of certain Advisor Class shares which were purchased without a sales charge and redeemed within 12 months of purchase. See “Will I Be Charged a Fee for Redemptions?”
(1) A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase. The fee is retained by the Fund and generally withheld from the redemption proceeds. See “What Do Shares Cost?” and “Will I Be Charged a Fee for Redemptions?”
(2) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fees paid by the INTERNATIONAL STOCK FUND, GOVERNMENT INCOME FUND, INTERMEDIATE BOND FUND, SHORT-TERM INCOME FUND and PRIME MONEY MARKET FUND (after the voluntary waivers) were 0.98%, 0.65%, 0.54%, 0.26% and 0.11%, respectively, for the fiscal year ended August 31, 2006.
(3) Includes shareholder servicing fee of 0.25%.
(4) Although not contractually obligated to do so, the Adviser and other service providers waived certain amounts. The net expenses the Funds actually paid for the fiscal year ended August 31, 2006 are shown below.
Total Actual Annual Fund Operating Expenses (after waivers)	1.23%	1.27%	1.19%	1.30%	1.54%	1.49%		1.09%		0.96%		0.81%		0.74%

(5) Total Annual Fund Operating Expenses are based on amounts incurred during each Fund’s most recent fiscal year except that they have been restated to reflect the elimination of the Rule 12b-1 fee with respect to the Advisor Class shares of all Funds other than the PRIME MONEY MARKET FUND effective November 1, 2005.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of a Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund	International Stock Fund	Government Income Fund	Intermediate Bond Fund	Short-Term Income Fund	Prime Money Market Fund
1 Year	$698	$702	$694	$705	$726	$723	$497	$480	$320	$80
3 Years	$958	$969	$946	$978	$1,045	$1,033	$754	$703	$573	$249
5 Years	$1,237	$1,257	$1,217	$1,272	$1,386	$1,366	$1,030	$943	$846	$433
10 Years	$2,031	$2,074	$1,989	$2,105	$2,345	$2,304	$1,819	$1,632	$1,625	$966

The above example should not be considered a representation of past or future expenses. Your expenses will be less if you qualify to purchase shares at a reduced or no sales charge. Actual expenses may be greater than those shown.

14	FEES AND EXPENSES OF THE FUNDS—ADVISOR CLASS

Fees and Expenses of the Funds–Investor Class

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the GOVERNMENT MONEY MARKET FUND and TAX-FREE MONEY MARKET FUND.

	Government Money Market Fund	Tax-Free Money Market Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None	None

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee (1)	0.20%	0.20%

Distribution (12b-1) Fee	None	None

Other Expenses (2)	0.42%	0.38%

Total Annual Fund Operating Expenses (3)	0.62%	0.58%

(1) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fee paid by the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND (after the voluntary waiver) was 0.03% and 0.07%, respectively, for the fiscal year ended August 31, 2006.

(2) “Other Expenses” include a shareholder servicing fee of 0.25%.

(3) Although not contractually obligated to do so, the Adviser and other service providers waived certain amounts. The net expenses the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND actually paid for the fiscal period ended August 31, 2006 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.45%	0.45%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of a Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Government Money Market Fund	Tax-Free Money Market Fund
1 Year	$63	$59
3 Years	$199	$186
5 Years	$346	$324
10 Years	$774	$726

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

FEES AND EXPENSES OF THE FUNDS–INVESTOR CLASS	15

Main Risks of Investing in the Marshall Funds

What About Portfolio Turnover?

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of

time they have been held when the

Funds’ Adviser or Sub-Adviser

believes it is appropriate to do so

in light of a Fund’s investment goal. A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders.

Stock Market Risks. The EQUITY FUNDS are subject to fluctuations in the stock markets in which they invest, which have periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of a Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as within the same industry, may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser or Sub-Adviser allocates more of a Fund’s portfolio holdings to a particular sector, a Fund’s performance may be more susceptible to any economic, business or other developments which generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Foreign Securities Risks. The INTERNATIONAL STOCK FUND invests primarily in foreign securities, which involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less-strict regulation of the securities markets. Furthermore, the INTERNATIONAL STOCK FUND may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the INTERNATIONAL STOCK FUND values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Euro Risks. The INTERNATIONAL STOCK FUND makes significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the INTERNATIONAL STOCK FUND’s investments. The European Central Bank has control over each EMU member country’s monetary policies. Therefore, the EMU participating countries do not control their own monetary policies by directing independent interest rates for their currencies, which may limit their ability to respond to economic downturns or political upheavals. These factors or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the INTERNATIONAL STOCK FUND.

16	INVESTING RISKS

Main Risks of Investing in the Marshall Funds (cont.)

What About Bond Ratings?

When the Funds invest in bonds, other debt securities and/or convertible securities, some will be rated in the lowest investment grade category (e.g., BBB or Baa). Bonds rated

BBB by Standard & Poor’s Corporation or Baa by Moody’s Investors Service have speculative characteristics. Unrated bonds will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether or not the bond is an acceptable investment.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below. These risks will affect the INCOME FUNDS and the MONEY MARKET FUNDS.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which a Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

INVESTING RISKS	17

Main Risks of Investing in the Marshall Funds (cont.)

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Government Obligations Risks. For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government, while securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Municipal Securities Risks. An investment in the TAX-FREE MONEY MARKET FUND will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities are reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Management Risks. The Adviser’s and Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of the Funds’ investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Funds’ managers will produce the desired results.

18	INVESTING RISKS

Securities and Investment Techniques Descriptions

In implementing the Funds’ investment objectives, the Funds may invest in the following securities and use the following investment techniques as part of the principal investment strategy. Some of these securities and techniques involve special risks, which are described under “Main Risks of Investing in the Marshall Funds.” Each Fund that has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy.

	Marshall Large-Cap Value Fund	Marshall Large-Cap Growth Fund	Marshall Mid-Cap Value Fund	Marshall Mid-Cap Growth Fund	Marshall Small-Cap Growth Fund	Marshall International Stock Fund
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓
Foreign Common Stocks						✓
Foreign Securities						✓

	Marshall Government Income Fund	Marshall Intermediate Bond Fund	Marshall Short-Term Income Fund	Marshall Prime Money Market Fund	Marshall Government Money Market Fund	Marshall Tax-Free Money Market Fund
Fixed Income Securities:
Corporate Debt Securities		✓	✓	✓
Fixed Rate Debt Securities	✓	✓	✓	✓	✓	✓
Floating Rate Debt Securities	✓	✓	✓	✓	✓	✓
Treasury Securities	✓	✓	✓	✓	✓
Municipal Notes						✓
Municipal Securities						✓
Commercial Paper	✓	✓		✓		✓
Credit Enhancement						✓
Demand Instruments				✓		✓
Mortgage-Backed Securities	✓	✓	✓
Dollar Rolls	✓	✓	✓
Asset-Backed Securities	✓	✓	✓
Bank Instruments			✓	✓
Funding Agreements				✓
Repurchase Agreements	✓	✓	✓	✓	✓
Agency Securities	✓	✓	✓	✓	✓
Tax-Exempt Securities						✓
Variable Rate Demand Instruments						✓

Securities

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority.

Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by FHLBs, Freddie Mac and Fannie Mae in support of such obligations.

A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	19

Securities and Investment Techniques Descriptions (cont.)

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Funds treat mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Asset-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Credit Enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Equity Securities. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. The EQUITY FUNDS cannot predict the income they will receive from equity securities, if any, because companies generally have discretion as to the payment of any dividends or distributions.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns

20	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

Securities and Investment Techniques Descriptions (cont.)

on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Common Stocks. Common stocks of foreign corporations are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Foreign Securities. Foreign securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside the United States that trade on a foreign securities exchange or in a foreign market. Securities issued by corporations or other issuers domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	21

Securities and Investment Techniques Descriptions (cont.)

Investment Ratings. The securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be of comparable quality to securities having such ratings.

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, municipalities may also issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Tax-Exempt Securities. Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Fixed income securities pay interest, dividends and distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. Other issuers include industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment.

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The TAX-FREE MONEY MARKET FUND treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

22	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

Securities and Investment Techniques Descriptions (cont.)

Investment Techniques

Securities Lending. Certain Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend” income for federal income tax purposes.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, each of the Funds (except the MONEY MARKET FUNDS) may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause a Fund to temporarily forego greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment goal.

SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS	23

How to Buy Shares

What Do Shares Cost? You can buy shares of a Fund on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When a Fund receives your transaction request for Advisor Class shares in proper form, it is processed at the next determined public offering price. The public offering price is the net asset value (NAV) plus any applicable sales charge, as described below. Transaction requests for Investor Class shares received in proper form are processed at the next determined NAV, without a sales charge. The NAV is calculated for each of the Funds (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). In calculating NAV, a Fund’s portfolio (other than the MONEY MARKET FUNDS) is valued using market prices. In calculating the NAV for the MONEY MARKET FUNDS, the Funds’ portfolios are valued using amortized cost.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board of Directors of the Marshall Funds (Board). The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to supervision of the Board. In determining fair value, the Pricing Committee must take into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the respective Fund.

Securities held by the INTERNATIONAL STOCK FUND may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities at 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value. The Board may rely on the recommendations of an independent fair value pricing service it has retained to assist in valuing foreign securities in the Fund’s portfolio. The fair value pricing service may employ quantitative models in determining fair value.

Keep in mind that Authorized Dealers, as described below, may charge you fees for their services in connection with your share transactions.

Sales Charge—Advisor Class. The applicable sales charge for the purchase of Advisor Class shares varies depending on the amount of your purchase. Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How Do I Purchase Shares?” below.

The applicable sales charge when you purchase Advisor Class shares of the EQUITY FUNDS and typical dealer concessions are as follows:

Purchase Amount	Sales Charge as a % of Public Offering Price	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Up to $24,999	5.75%	6.10%	5.00%
$ 25,000 – $ 49,999	5.00%	5.26%	4.25%
$ 50,000 – $ 99,999	4.50%	4.71%	3.75%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $749,999	2.00%	2.04%	1.60%
$750,000 – $999,999	1.50%	1.52%	1.20%
$1 million or greater*	None	None	1.00%**

24	HOW TO BUY SHARES

How to Buy Shares (cont.)

The applicable sales charge when you purchase Advisor Class shares of the INCOME FUNDS (except the SHORT-TERM INCOME FUND) and typical dealer concessions are as follows:

Purchase Amount	Sales Charge as a % of Public Offering Price	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Up to $99,999	3.75%	3.90%	3.00%
$100,000 – $249,999	3.50%	3.63%	2.75%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $749,999	2.00%	2.04%	1.60%
$750,000 – $999,999	1.50%	1.52%	1.20%
$1 million or greater*	None	None	1.00%**

The applicable sales charge when you purchase Advisor Class shares of the SHORT-TERM INCOME FUND and typical dealer concessions are as follows:

Purchase Amount	Sales Charge as a % of Public Offering Price	Sales Charge as a % of NAV	Typical Dealer Concession as a % of Public Offering Price
Up to $999,999	2.00%	2.04%	1.60%
$1 million or greater*	None	None	1.00%**

*	A contingent deferred sales charge of 1.00% applies to Advisor Class shares redeemed within 12 months after purchase of $1 million or more.
**	The concession is paid by the Adviser on sales of $1 million or more made during a 12-month period.

Reducing Sales Charge—Advisor Class. The sales charge at purchase may be reduced or eliminated by:

•	sales in excess of $1,000,000, subject to a contingent deferred sales charge of 1.00% imposed on redemptions within 12 months after purchase of $1 million or more.

•	quantity purchases of Advisor Class shares;

•	purchases of Advisor Class shares by a trustee or other fiduciary for a single trust estate or a single fiduciary account;

•	combining concurrent purchases of:

–	Shares by you, your spouse, and your children under age 21; or

–	Advisor Class shares of two or more Marshall Funds;

•	accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current NAV of previous Advisor Class shares purchases still invested in a Marshall Fund);

•	accumulating purchases of shares of certain other mutual funds held at M&I Brokerage Services with subsequent purchases of the Marshall Funds’ Advisor Class shares that do not otherwise qualify for the Funds’ reduced sales charges;

•	signing a letter of intent to purchase a specific dollar amount of Advisor Class shares (except with respect to Advisor Class shares of the SHORT-TERM INCOME FUND) within 13 months (call your investment representative for an application and more information); or

•	using the reinvestment privilege within 90 days of redeeming Advisor Class shares of an equal or lesser amount.

Additional information concerning sales load breakpoints is available in the Funds’ SAI under “How to Buy Shares.” Sales load and breakpoint discount information is also available, free of charge and in a clear and prominent format, on the Funds’ website at http://www.marshallfunds.com. To access this information on the website, please follow the appropriate hyperlinks to the sales load and breakpoint information.

If your investment qualifies for a reduced sales charge due to accumulation of purchases, including due to accumulation of investments in other mutual funds held at M&I Brokerage Services, you or your investment representative must notify Marshall Investor Services (MIS) at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales charge. You may be required to provide records, such as account statements, regarding Marshall Fund shares held by you or related accounts at the Marshall Funds or at other financial intermediaries, or other fund shares held at M&I Brokerage Services, in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales charge only on

HOW TO BUY SHARES	25

How to Buy Shares (cont.)

the additional purchases and not retroactively on previous purchases. You should contact your investment professional for more information on reducing or eliminating the sales charge.

Waivers of Sales Charge—Advisor Class. No sales charge is imposed on:

•	Trustees or other fiduciaries purchasing Advisor Class shares for employee benefit plans of employers with ten or more employees, or

•	reinvested dividends and capital gains.

A Fund may also permit purchases without a sales charge from time to time, in the discretion of MIS.

Redemption Fee. For 30 days following the most recent purchase of shares of a Fund, your redemption or exchange proceeds may be reduced by a redemption/exchange fee of 2% (other than with respect to the MONEY MARKET FUNDS). The redemption/exchange fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

What Is the Investment Minimum? To open an account with the Funds, your first investment must be at least $1,000. However, you can add to your existing Marshall Funds account directly or through the Funds’ Systematic Investment Program for as little as $50. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion. Call your Authorized Dealer for any additional limitations.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Fund by check or wire. Trust customers of Marshall & Ilsley Trust Company (M&I Trust) may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below. If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting MIS at 1-800-236-FUND (3863) with respect to Investor Class shares and 1-800-580-FUND (3863) with respect to Advisor Class shares if you have pre-authorized the telephone purchase privilege.

Purchase orders for a Fund (other than the MONEY MARKET FUNDS) must be received by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be purchased at that day’s NAV. Your purchase order for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be received by 4:00 p.m. (Central Time) in order for shares to be purchased at that day’s NAV. Purchase orders for the TAX-FREE MONEY MARKET FUND must be received by 11:00 a.m. (Central Time) for shares to be purchased at that day’s NAV. For purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV and dividend, regardless of when the order is processed. Each Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with a Fund, its distributor or its administrative or shareholder services agent to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

26	HOW TO BUY SHARES

How to Buy Shares (cont.)

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid social security or tax identification number. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Funds to identify you. The Funds may also ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed, minus any applicable sales charge. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Will the Small-Cap Growth Fund Always be Open to New Investors? It is anticipated that the SMALL-CAP GROWTH FUND will be closed to new investors who are not customers of M&I Trust or M&I Brokerage Services once its assets reach $500 million, subject to certain exceptions. However, if you own shares of the Fund prior to the closing date, you will still be able to reinvest dividends and add to your investment in the Fund.

HOW TO BUY SHARES	27

Fund Purchase Easy Reference Table

Minimum Investments:

• To open an Account–$1,000

• To add to an Account (including through a Systematic Investment Program)–$50

Phone 1-800-236-FUND (3863) (Investor Class)
Phone 1-800-580-FUND (3863) (Advisor Class)

• Contact MIS.

• Complete an application for a new account.

•   Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail

• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person

• Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Wire

• Notify MIS and request wire instructions at 1-800-236-FUND (3863) (Investor Class) or 1-800-580-FUND (3863) (Advisor Class).

• If a new account, fax completed application to MIS at 1-414-287-8511.

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Funds and the Federal Reserve wire system are open for business.

28	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Systematic Investment Program

•   You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after MIS receives the order.

• The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.

• Call MIS at 1-800-236-FUND (3863) (Investor Class) or 1-800-580-FUND (3863) (Advisor Class) or your Authorized Dealer to apply for this program.

Marshall Funds OnLineSM

•   You may purchase Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares

• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “Marshall Funds.”

HOW TO BUY SHARES	29

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by contacting your Authorized Dealer or by the other methods described below under the “Fund Redemption Easy Reference Table.” You may redeem shares by contacting MIS at 1-800-236-FUND (3863) with respect to Investor Class shares or 1-800-580-FUND (3863) with respect to Advisor Class shares if you have pre-authorized the telephone redemption privilege. You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Trust customers of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be redeemed at that day’s NAV. Redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be received by 4:00 p.m. (Central Time) in order for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be received by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? A contingent deferred sales charge (CDSC) of 1% applies to Advisor Class shares redeemed up to 12 months after purchases of $1 million or more that did not initially pay a sales charge. The CDSC is based on the current value of the shares being redeemed. You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2% short-term redemption fee on shares (other than the shares of the MONEY MARKET FUNDS) that have been held for less than 30 days after the most recent purchase (other than through reinvestments of capital gains or dividends), determined on a last-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863) (Investor Class) Phone 1-800-580-FUND (3863) (Advisor Class)

• Contact MIS.

•   If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an authorized broker/dealer, you must contact your account representative.

• Not available to Retirement Accounts, for which redemptions must be done in writing.

Mail

• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•   If you want to redeem shares held in certificate form, you must properly endorse the share certificates and send them by registered or certified mail. Additional documentation may be required from corporations, executors, administrators, trustees or guardians.

• For additional assistance, call MIS at 1-800-236-FUND (3863) (Investor Class) or 1-800-580-FUND (3863) (Advisor Class).

30	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

In Person

• Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

• The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•   Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•   If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact MIS or your Authorized Dealer to apply for this program.

Marshall Funds OnLineSM

•   You may redeem Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Checkwriting (Money Market Funds Only)

•   You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

HOW TO REDEEM AND EXCHANGE SHARES	31

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange shares of a Fund for the same class of shares of any of the other Marshall Funds free of charge (and, with respect to Advisor Class shares, if you have previously paid a sales charge), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2% short-term redemption/exchange fee (other than in the case of the MONEY MARKET FUNDS). See “What Do Shares Cost?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS or your Authorized Dealer, you may telephone instructions to MIS or your Authorized Dealer to exchange between Fund accounts that have identical shareholder registrations. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND) before the close of trading on NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders. Such short-term or excessive trading into and out of the Funds may harm all shareholders by disrupting investment strategies,

32	HOW TO REDEEM AND EXCHANGE SHARES

                                    [GRAPHIC]

Additional Conditions for Redemptions (cont.)

increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the Money Market Funds, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Money Market Funds to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2% short-term redemption/exchange fee for redemptions or exchanges of shares of a Fund less than 30 days after the most recent purchase of such shares, determined on a last-in, first-out basis.

The redemption/exchange fee may be waived for a limited time for shares purchased through omnibus accounts, including qualified employee benefit plans, that do not have the operational capability to impose such fee on the underlying shareholder accounts. This waiver will be eliminated as omnibus account holders implement the necessary operational capabilities in connection with the effectiveness of SEC Rule 22c-2. The Funds’ management or the Adviser may, in their sole discretion, waive the short-term redemption/exchange fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies. Any such waivers will be reported to the Board.

While the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders of omnibus accounts is limited because the Funds do not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. The Funds may require financial intermediaries to furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds may also request that the financial intermediaries take action to prevent the particular shareholder from engaging in excessive trading and to enforce the Funds’ Market Timing Policy. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

HOW TO REDEEM AND EXCHANGE SHARES	33

Account and Share Information

Fund Transactions Through Marshall Funds OnLineSM . If you have previously established an account with a Fund and have signed an OnLineSM Agreement, you may purchase, redeem or exchange shares through the Marshall Funds’ Internet Site on the World Wide Web at http://www.marshallfunds.com (the Web Site). You may also check your Fund account balance(s) and historical transactions through the Web Site. You cannot, however, establish a new Fund account through the Web Site—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Trust customers of M&I Trust should contact their account officer for information on the availability of transactions on the Web Site.

You should contact MIS at 1-800-236-FUND (3863) with respect to Investor Class shares or 1-800-580-FUND (3863) with respect to Advisor Class shares to get started. MIS will provide instructions on how to create and activate your Personal Identification Number (PIN). If you forget or lose your PIN number, contact MIS.

Online Conditions. Because of security concerns and costs associated with maintaining the Web Site, purchases, redemptions and exchanges through the Web Site are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the Web Site are effective at the time they are received by a Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the Web Site. The Web Site privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the Web Site for account histories or transactions, you should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Web Site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the Web Site is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Marshall Funds, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Dividends and Capital Gains. Dividends of the INCOME FUNDS and the MONEY MARKET FUNDS are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

Dividends of the EQUITY FUNDS are declared and paid quarterly, except for the INTERNATIONAL STOCK FUND, which declares and pays dividends annually. Dividends are paid to all shareholders invested in the EQUITY FUNDS on the record date, which is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Funds pay capital gains, if any, at least annually. None of the MONEY MARKET FUNDS expects to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in such

34	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

What is a Dividend and Capital Gain? A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments. A capital gain distribution is the money paid to shareholders from a mutual fund’s profit derived from the sale of an investment, such as a stock or bond.

Fund’s distributions.

Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution. Therefore, you may incur a tax liability when purchasing shares before a Fund declares a dividend or capital gain.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Rule 12b-1 Plan. THE PRIME MONEY MARKET FUND has a Rule 12b-1 Plan which allows it to pay a fee equal to a maximum of 0.30% of the Advisor Class shares’ assets to the distributor and financial intermediaries for the sale and distribution of the Fund’s Advisor Class shares and for services provided to the Fund’s shareholders. Because these shares pay marketing fees out of the PRIME MONEY MARKET FUND’s assets on an ongoing basis, your investment cost with respect to the Fund’s Advisor Class shares may be higher over time than with respect to other fund shares with different sales charges and marketing fees.

Multiple Classes. The Marshall Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently, most of the Funds offer two classes of shares (the PRIME MONEY MARKET FUND and the INTERNATIONAL STOCK FUND offer three classes of shares). All shares of each Fund or class have equal voting rights and will generally vote in the aggregate and not by Fund or class. There may be circumstances, however, when shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. With respect to taxable investors, Fund distributions of dividends and capital gains are taxable whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Distributions of the Funds’ long-term capital gains are generally taxable at long-term capital gain rates. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions from the LARGE-CAP VALUE FUND, MID-CAP VALUE FUND and LARGE-CAP GROWTH FUND are expected to be distributions of both investment company

ACCOUNT AND SHARE INFORMATION	35

Account and Share Information (cont.)

taxable income and long-term capital gains. Fund distributions from the other EQUITY FUNDS are expected to be primarily distributions of capital gains, and fund distributions of the INCOME FUNDS and the MONEY MARKET FUNDS are expected to be primarily distributions of investment company taxable income.

It is anticipated that the distributions of the TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of such Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. You may owe tax on certain distributions, which might otherwise be tax-exempt, if the federal AMT applies to you. You may be subject to tax on any capital gain realized by this Fund.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund generally will have similar tax consequences.

If you do not furnish a Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Generally, tax-exempt dividends are not subject to back-up withholding.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

36	ACCOUNT AND SHARE INFORMATION

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Funds. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The Adviser has entered into a subadvisory contract with Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC, pursuant to which Trilogy manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser. The Adviser has entered into a subadvisory contract with Acadian Asset Management, Inc. pursuant to which Acadian manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2006, the Adviser had approximately $20.4 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Advisers’ Background. Trilogy is a registered investment adviser that provides investment management services to investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located principally in Canada and the United States. As of August 31, 2006, Trilogy had approximately $7.1 billion in assets under management. Trilogy’s address is Tower Place at the Summit, 1900 Summit Tower Boulevard, Suite 450, Orlando, Florida 32810.

Acadian is a registered investment adviser that has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. As of August 31, 2006, Acadian had approximately $49.8 billion in assets under management. Acadian’s address is One Post Office Square, Boston, Massachusetts 02109.

All fees of the sub-advisers are paid by the Adviser.

Manager of Managers Structure. The Funds and the Adviser have received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended (1940 Act), pursuant to which the Adviser will be permitted to enter into and materially amend subadvisory agreements with sub-advisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, the Adviser will have the right to hire, terminate or replace sub-advisers without shareholder approval when the Board and the Adviser feel that a change would benefit a Fund. Within 90 days after the hiring of a new sub-adviser, affected shareholders will receive information about the new subadvisory relationship. The Adviser will continue to have the ultimate responsibility (subject to the oversight of the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or change the Adviser’s obligations under the investment advisory agreement with the Funds, including the Adviser’s responsibility to monitor and oversee subadvisory services furnished to the Funds, without shareholder approval. Furthermore, any subadvisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Currently, only the INTERNATIONAL STOCK FUND employs the manager of managers structure. Shareholders of the Fund approved the use of this management structure on August 15, 2005.

Portfolio Managers. The LARGE-CAP VALUE FUND is managed by the M&I Custom Quantitative Solutions Group, an investment committee of the Adviser. Daniel P. Brown and Robert G. Cummisford are the portfolio manager members of the M&I Custom Quantitative Solutions Group and are jointly

MARSHALL FUNDS, INC. INFORMATION	37

Marshall Funds, Inc. Information(cont.)

and primarily responsible for managing the LARGE-CAP VALUE FUND. They work together to develop investment strategies and select securities for the Fund and are supported by a research analyst. Investment recommendations are presented, reviewed and selected by the entire M&I Custom Quantitative Solutions Group.

Daniel P. Brown is a vice president of the Adviser responsible for portfolio management of the LARGE-CAP VALUE FUND. He joined the Adviser in 1997 and is a co-manager and the lead member of the M&I Custom Quantitative Solutions Group. Prior to joining the Adviser, he held positions with Kemper Securities Group and Mutual Savings Bank. Mr. Brown is a Chartered Financial Analyst and a member of the CFA Institute, the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance. He holds a B.B.A. degree in Finance from the University of Wisconsin-Milwaukee.

Robert G. Cummisford is a vice president of the Adviser responsible for portfolio management of the LARGE-CAP VALUE FUND. He joined the Adviser in 2004 and is a co-manager of the M&I Custom Quantitative Solutions Group. Prior to joining the Adviser, he held positions with Old Kent/Fifth Third, Ibbotson Associates and First Chicago. Mr. Cummisford is a Chartered Financial Analyst and a member of the CFA Institute and the Milwaukee Investment Analysts Society. He holds B.A. degrees in Economics and Behavioral Sciences from Lake Forest College.

The LARGE-CAP GROWTH FUND is managed by Mary R. Linehan. Ms. Linehan, a vice president-portfolio manager of the Adviser, joined the Adviser in February 2001 as an analyst for the LARGE-CAP GROWTH FUND. Prior to joining the Adviser, from February 1996 to July 1999, Ms. Linehan worked at Heartland Funds, where she was an analyst for two equity funds. From January 1989 to January 1996, she worked at Strong Capital Management, Inc., where she was an analyst for two equity funds. Ms. Linehan has an M.B.A. degree from Marquette University and a B.B.A. degree from the University of North Dakota.

The MID-CAP VALUE FUND is managed by Matthew B. Fahey. Mr. Fahey, a vice president-portfolio manager of the Adviser since 1988, joined the Adviser in October 1984. He earned a B.A. degree in Business Administration from the University of Wisconsin-Milwaukee and holds an M.B.A. degree from Marquette University.

The MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND are co-managed by Kenneth S. Salmon and James A. Stark, who have equal investment decision-making responsibilities with respect to the Funds. Prior to joining the Adviser in 2000, Mr. Salmon was a senior analyst focused on growth companies at Tucker Anthony Sutro and C.L. King & Associates. Mr. Salmon graduated cum laude with a B.A. in Economics from State University of New York in Potsdam, New York. Prior to joining the Adviser in 2004, Mr. Stark served as General Partner and Portfolio Manager with Overland Partners, L.P. Previously, Mr. Stark was a Portfolio Manager with American Century Investments and served as a small cap analyst with Kemper Financial Services and Investment & Capital Management. He is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Madison and an M.B.A. degree from the Kellogg Graduate School of Management at Northwestern University.

The INTERNATIONAL STOCK FUND is managed by two sub-advisers, Trilogy and Acadian. William Sterling, Chief Investment Officer of Trilogy, is the portfolio manager for the portion of the Fund managed by Trilogy. Mr. Sterling was a founding partner, Chairman and Chief Investment Officer of Trilogy Advisors LLC since 1999, prior to the merger of Trilogy Advisors and BPI Global Asset Management LLC in 2005. Previously, Mr. Sterling was an Executive Director and Global Head of Equities at Credit Suisse Asset Management, Managing Director of International Equities at BEA Associates, and First Vice President at Merrill Lynch, first as Head of Economic Research in Tokyo and later as Head of International Economic Research. Mr. Sterling received a B.A. degree in Economics from Carleton College and M.A. and Ph.D. degrees in Economics from Harvard University.

Brian K. Wolahan and Charles H. Wang serve as co-portfolio managers for the portion of the Fund’s assets managed by Acadian. Mr. Wolahan and Mr. Wang have equal investment decision-making responsibilities with respect to the Fund and are supported by a team of investment professionals. Mr. Wolahan is co-director of research and a senior portfolio

38	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information(cont.)

manager at Acadian. He received his undergraduate degree from Lehigh University and an M.S. degree in Management from MIT. Before joining Acadian in 1990, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated. He is a Chartered Financial Analyst. Mr. Wang is a senior portfolio manager and co-director of research at Acadian. Prior to joining Acadian in 2000, he worked as a senior quantitative equity analyst for a number of investment firms, including Putnam Investments. Mr. Wang has a Ph.D. from Yale’s School of Management, a B.S. in mathematics from Beijing University and an M.S. from the University of Massachusetts.

The GOVERNMENT INCOME FUND and the INTERMEDIATE BOND FUND are managed by Jason D. Weiner. Mr. Weiner, a vice president-portfolio manager of the Adviser, joined the Adviser in 1993. Since 1994, he has been a portfolio analyst for the SHORT-TERM INCOME FUND and the INTERMEDIATE BOND FUND as well as a portfolio analyst for short-term and intermediate advisory portfolios for institutional clients. Mr. Weiner, who is a Chartered Financial Analyst, received his B.S. degree in Finance and International Business from Marquette University.

The PRIME MONEY MARKET FUND, the GOVERNMENT MONEY MARKET FUND and the SHORT-TERM INCOME FUND are managed by Richard M. Rokus, a vice president- portfolio manager of the Adviser. Mr. Rokus has managed the PRIME MONEY MARKET FUND since January 1, 1994, the SHORT-TERM INCOME FUND since November 2001 and the GOVERNMENT MONEY MARKET FUND since May 2004, and has been employed by the Adviser since January 1993. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

The TAX-FREE MONEY MARKET FUND is managed by Craig J. Mauermann. Mr. Mauermann has been a vice president- portfolio manager of the Adviser since 2004. Prior to joining the Adviser, he was a municipal bond analyst and trader for three municipal money market funds at Strong Capital Management, Inc. Mr. Mauermann holds an M.B.A. degree and a B.A. degree from Marquette University.

The Funds’ SAI provides additional information about certain portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) as follows:

Fund	Advisory Fee
Prime Money Market Fund	0.15%
Government Money Market Fund	0.20%
Tax-Free Money Market Fund	0.20%
Short-Term Income Fund	0.60%
Intermediate Bond Fund	0.60%
Government Income Fund	0.75%
Large-Cap Growth Fund	0.75%
Mid-Cap Value Fund	0.75%
Large-Cap Value Fund	0.75%
Mid-Cap Growth Fund	0.75%
Small-Cap Growth Fund	1.00%
International Stock Fund	1.00%

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Funds’ August 31, 2006 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and subadvisory contracts on behalf of the Funds.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. For each domestic Fund, the annual custody fees are 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on each Fund’s ADNA. M&I Trust is entitled to receive shareholder services fees directly from the Funds in amounts up to a maximum annual percentage of 0.25% of the Fund’s ADNA. As shareholder services agent, M&I Trust has the discretion to waive a portion of its fees. However, any waivers of shareholder services fees are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of each Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. As admin -

MARSHALL FUNDS, INC. INFORMATION	39

Marshall Funds, Inc. Information(cont.)

istrator, M&I Trust is entitled to receive fees directly from the Funds in amounts up to a maximum annual percentage of each Fund’s ADNA with respect to the EQUITY FUNDS and INCOME FUNDS and the aggregate ADNA of all MONEY MARKET FUNDS combined as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee, which differs among the Funds, for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources and/or the Funds’ shareholder servicing plan, if applicable, for services provided to clients who hold Fund shares through omnibus accounts.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

40	MARSHALL FUNDS, INC. INFORMATION

Historical Performance of Acadian for Similar Accounts

The following table shows the historical composite performance data for all of Acadian’s advisory accounts that have investment objectives, policies, strategies and risks substantially similar to those of the INTERNATIONAL STOCK FUND, known as the Acadian Non-U.S. All-Cap Equity Strategy Composite (the Composite).

The Composite is not subject to the same types of expenses as the INTERNATIONAL STOCK FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions and investment limitations imposed by the Internal Revenue Code of 1986, as amended, foreign tax laws and/or the 1940 Act than those imposed on the INTERNATIONAL STOCK FUND. The data is provided to illustrate the past performance of Acadian in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the INTERNATIONAL STOCK FUND. This performance data should not be considered an indication of the future performance of the INTERNATIONAL STOCK FUND or Acadian.

Acadian has prepared and presented all returns included herein in compliance with the Global Investment Performance Standards (GIPS®).

Monthly returns are linked geometrically to arrive at the annual total return.

The Composite returns reflect the deduction of all costs and expenses and include the reinvestment of all income. The performance was calculated using the highest management fee as described in Part II of Acadian’s Form ADV. Both the Composite and the EAFE Index total returns reflect deduction of estimated foreign withholding taxes on dividends, interest, and capital gains. The GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the expenses of Advisor Class shares of the INTERNATIONAL STOCK FUND. Accordingly, if the Fund’s Advisor Class shares’ expenses had been deducted from the Composite’s returns, the returns would have been lower than those shown.

Periods Ended 8/31/06	Acadian Non-U.S. All-Cap Equity Strategy Composite Total Return	EAFE Index(1)
1 Year	29.9%	24.3%
5 Years	20.8%	11.8%
10 Years	10.2%	7.1%
Since Inception(2)	7.5%	6.1%

(1) The EAFE Index is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America.

(2) The Composite commenced operations on April 1, 1988.

HISTORICAL PERFORMANCE OF ACADIAN FOR SIMILAR ACCOUNTS	41

Financial Highlights–Advisor Class

The Financial Highlights will help you understand each Fund’s financial performance for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2006, which is available free of charge from the Funds. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(1)	Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
										Net Expenses	Expense Waiver(3)	Net Investment Income (Loss)(3)
Large-Cap Value Fund
2002(4)	$14.70	0.14	(1.99)	(1.85)	(0.18)	(0.55)	(0.73)	$12.12	(13.16)%	1.20%	0.25%	1.30%	$4,360	50%
2003(4)	$12.12	0.24	0.42	0.66	(0.20)	—	(0.20)	$12.58	5.56%	1.23%	0.25%	2.03%	$5,757	62%
2004(4)	$12.58	0.30	1.62	1.92	(0.30)	—	(0.30)	$14.20	15.39%	1.22%	0.25%	2.30%	$10,255	103%
2005(4)	$14.20	0.32	1.01	1.33	(0.35)	(0.72)	(1.07)	$14.46	9.77%	1.22%	0.25%	2.30%	$11,918	103%
2006(4)	$14.46	0.20	1.36	1.56	(0.20)	(1.88)	(2.08)	$13.94	11.99%	1.23%	0.05%	1.47%	$12,110	121%
Large-Cap Growth Fund
2002(4)	$13.75	0.01	(3.16)	(3.15)	(0.01)	—	(0.01)	$10.59	(22.94)%	1.21%	0.25%	0.01%	$4,964	62%
2003(4)	$10.59	0.04	0.71	0.75	(0.02)	—	(0.02)	$11.32	7.11%	1.28%	0.25%	0.37%	$6,349	73%
2004(4)	$11.32	0.02	0.78	0.80	(0.02)	—	(0.02)	$12.10	7.08%	1.25%	0.25%	0.20%	$8,126	129%
2005(4)	$12.10	0.08	1.55	1.63	(0.09)	—	(0.09)	$13.64	13.51%	1.26%	0.25%	0.63%	$8,796	146%
2006(4)	$13.64	0.00	0.40	0.40	(0.01)	(1.87)	(1.88)	$12.16	2.86%	1.27%	0.05%	0.00%	$9,316	134%
Mid-Cap Value Fund
2002(4)	$12.72	0.02	(0.40)	(0.38)	(0.01)	(1.68)	(1.69)	$10.65	(4.25)%	1.26%	0.25%	0.13%	$3,956	44%
2003(4)	$10.65	0.01	1.86	1.87	(0.01)	—	(0.01)	$12.51	17.63%	1.27%	0.25%	0.13%	$5,428	39%
2004(4)	$12.51	0.05	2.14	2.19	(0.01)	(0.45)	(0.46)	$14.24	17.76%	1.22%	0.25%	0.42%	$8,456	33%
2005(4)	$14.24	0.03	2.61	2.64	(0.06)	(0.96)	(1.02)	$15.86	19.16%	1.20%	0.25%	0.25%	$12,497	37%
2006(4)	$15.86	0.07	0.70	0.77	(0.05)	(1.50)	(1.55)	$15.08	5.12%	1.19%	0.05%	0.47%	$12,914	63%
Mid-Cap Growth Fund
2002(4)	$13.73	(0.09)	(4.29)	(4.38)	—	(0.04)	(0.04)	$9.31	(32.01)%	1.24%	0.25%	(0.73)%	$2,596	167%
2003(4)	$9.31	(0.08)	2.34	2.26	—	—	—	$11.57	24.27%	1.28%	0.25%	(0.79)%	$3,663	121%
2004(4)	$11.57	(0.10)	(0.32)	(0.42)	—	—	—	$11.15	(3.63)%	1.24%	0.25%	(0.84)%	$4,209	240%
2005(4)	$11.15	(0.10)	2.60	2.50	—	—	—	$13.65	22.42%	1.29%	0.26%	(0.72)%	$4,784	188%
2006(4)	$13.65	(0.10)	0.88	0.78	—	—	—	$14.43	5.71%	1.30%	0.05%	(0.64)%	$4,396	134%
Small-Cap Growth Fund
2002(4)	$12.59	(0.14)	(3.12)	(3.26)	—	(0.58)	(0.58)	$8.75	(27.23)%	1.63%	0.25%	(1.21)%	$2,440	292%
2003(4)	$8.75	(0.07)	3.15	3.08	—	—	—	$11.83	35.20%	1.72%	0.25%	(0.76)%	$3,763	248%
2004(4)	$11.83	(0.17)	0.94	0.77	—	—	—	$12.60	6.51%	1.58%	0.25%	(1.29)%	$4,857	267%
2005(4)	$12.60	(0.18)	3.60	3.42	—	—	—	$16.02	27.14%	1.55%	0.26%	(1.21)%	$6,173	195%
2006(4)	$16.02	(0.15)	1.94	1.79	—	(1.37)	(1.37)	$16.44	11.37%	1.54%	0.04%	(0.93)%	$6,976	148%

42	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(1)		Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets				Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate
												Net Expenses	Expense Waiver(3)	Net Investment Income (Loss)(3)
International Stock Fund
2002(4)	$10.73	0.03		(1.46)		(1.43)	—	—	—	$9.30	(13.33)%	1.49%	0.27%	0.30%		$4,183	83%
2003(4)	$9.30	0.05		0.66		0.71	—	—	—	$10.01	7.63%	1.54%	0.27%	0.59%		$3,735	171%
2004(4)	$10.01	0.00		1.03		1.03	(0.04)	—	(0.04)	$11.00	10.28%	1.50%	0.27%	0.03%		$4,455	137%
2005(4)	$11.00	0.09		2.33		2.42	(0.07)	—	(0.07)	$13.35	22.03%	1.48%	0.27%	0.70%		$5,449	150%
2006(4)	$13.35	0.12		3.06		3.18	(0.12)	—	(0.12)	$16.41	23.90%	1.49%	0.05%	0.75%		$7,739	146%
Government Income Fund
2002(4)	$9.53	0.47	(5)	0.20	(5)	0.67	(0.48)	—	(0.48)	$9.72	7.25%	1.10%	0.35%	4.90	%(5)	$3,839	76%
2003(4)	$9.72	0.30		(0.09)		0.21	(0.33)	—	(0.33)	$9.60	2.22%	1.10%	0.35%	3.06%		$4,615	539%
2004(4)	$9.60	0.41		0.08		0.49	(0.45)	—	(0.45)	$9.64	5.26%	1.10%	0.35%	4.30%		$5,579	113%
2005(4)	$9.64	0.34		(0.02)		0.32	(0.36)	—	(0.36)	$9.60	3.37%	1.11%	0.35%	3.52%		$6,519	561%
2006(4)	$9.60	0.40		(0.18)		0.22	(0.40)	—	(0.40)	$9.42	2.34%	1.09%	0.15%	4.27%		$6,425	760%
Intermediate Bond Fund
2002(4)	$9.51	0.45	(5)	(0.04	)(5)	0.41	(0.48)	—	(0.48)	$9.44	4.46%	0.95%	0.31%	4.77	%(5)	$4,255	187%
2003(4)	$9.44	0.39		0.06		0.45	(0.42)	—	(0.42)	$9.47	4.86%	0.95%	0.31%	4.05%		$5,403	317%
2004(4)	$9.47	0.39		0.02		0.41	(0.38)	—	(0.38)	$9.50	4.44%	0.95%	0.31%	4.06%		$6,865	279%
2005(4)	$9.50	0.33		(0.08)		0.25	(0.35)	—	(0.35)	$9.40	2.66%	0.96%	0.32%	3.47%		$7,123	357%
2006(4)	$9.40	0.38		(0.17)		0.21	(0.38)	—	(0.38)	$9.23	2.33%	0.96%	0.11%	4.16%		$6,549	430%
Short-Term Income Fund
2002(4)	$9.54	0.39	(5)	(0.06	)(5)	0.33	(0.45)	—	(0.45)	$9.42	3.53%	0.79%	0.59%	4.21	%(5)	$824	54%
2003(4)	$9.42	0.30		(0.02)		0.28	(0.38)	—	(0.38)	$9.32	2.99%	0.81%	0.59%	3.19%		$2,207	43%
2004(4)	$9.32	0.25		(0.02)		0.23	(0.34)	—	(0.34)	$9.21	2.51%	0.77%	0.59%	2.70%		$2,914	40%
2005(4)	$9.21	0.25		(0.11)		0.14	(0.32)	—	(0.32)	$9.03	1.51%	0.77%	0.59%	2.72%		$2,792	52%
2006(4)	$9.03	0.29		0.04		0.33	(0.36)	—	(0.36)	$9.00	3.69%	0.81%	0.39%	3.22%		$2,664	19%
Prime Money Market Fund
2002	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.69%	0.75%	0.04%	1.69%		$113,662	—
2003	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.75%	0.75%	0.03%	0.74%		$93,059	—
2004	$1.00	0.01		—		0.01	(0.01)	—	(0.01)	$1.00	0.46%	0.75%	0.04%	0.45%		$84,397	—
2005	$1.00	0.02		—		0.02	(0.02)	—	(0.02)	$1.00	1.91%	0.75%	0.04%	1.90%		$75,993	—
2006	$1.00	0.04		—		0.04	(0.04)	—	(0.04)	$1.00	3.94%	0.74%	0.04%	3.89%		$90,776	—

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(4)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005	2006
International Stock Fund	$0.01	$0.01	$0.01	$0.00	$0.00

Funds not shown had redemption fees of less than $0.01.

FINANCIAL HIGHLIGHTS	43

(5)	Effective September 1, 2001, the Government Income Fund, Intermediate Bond Fund and Short-Term Income Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was as follows:

	Net Investment Income Per Share	Net Realized/Unrealized Gain/Loss Per Share	Ratio of Net Investment Income to Average Net Assets
Increase (Decrease)
Government Income Fund	$(0.01)	$0.01	(0.12)%
Intermediate Bond Fund	(0.03)	0.03	(0.32)
Short-Term Income Fund	(0.04)	0.04	(0.40)

44	FINANCIAL HIGHLIGHTS

Financial Highlights–Investor Class

The Financial Highlights will help you understand financial performance of the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND since their inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2006, which is available free of charge from the Funds. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency(1)	Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)		Ratios to Average Net Assets						Net Assets, End of Period (000 omitted)
											Net Expenses		Expense Waiver(3)		Net Investment Income (Loss)(3)
Government Money Market Fund
2004(4)	$1.00	0.00	—	0.00	0.00	—	0.00	$1.00	0.23	%(5)	0.45	%(6)	0.17	%(6)	0.96	%(6)	$118,401
2005	$1.00	0.02	—	0.02	(0.02)	—	(0.02)	$1.00	2.11%		0.45%		0.18%		2.09%		$121,712
2006	$1.00	0.04		0.04	(0.04)	—	(0.04)	$1.00	4.16%		0.45%		0.17%		4.09%		$92,339
Tax-Free Money Market Fund
2005(7)	$1.00	0.02	—	0.02	(0.02)	—	(0.02)	$1.00	1.60	%(5)	0.45	%(6)	0.14	%(6)	1.76	%(6)	$142,826
2006	$1.00	0.03	—	0.03	(0.03)	—	(0.03)	$1.00	2.84%		0.45%		0.13%		2.85%		$192,603

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown.
(4)	Reflects operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(5)	Not annualized for periods less than a year.
(6)	Computed on an annualized basis.
(7)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

FINANCIAL HIGHLIGHTS	45

The SAI dated October 31, 2006 is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call your Authorized Dealer or call MIS at 1-800-236-FUND (3863) (Investor Class), 1-800-580-FUND (3863) (Advisor Class) or 1-414-287-8555. You may also obtain these materials free of charge on the Marshall Funds’ Internet site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863) (Investor Class)

1-800-580-FUND (3863) (Advisor Class)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

The Marshall Funds Family

Prospectus

Investor Class

(Class Y)

OCTOBER 31, 2006

➢	Marshall Prime Money Market Fund
➢	Marshall Government Money Market Fund
➢	Marshall Tax-Free Money Market Fund

Advisor Class

(Class A)

➢	Marshall Prime Money Market Fund

Institutional Class

(Class I)

➢	Marshall Prime Money Market Fund
➢	Marshall Government Money Market Fund
➢	Marshall Tax-Free Money Market Fund

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investor Class
(Class Y)
Advisor Class
(Class A)
Institutional Class
(Class I)

How to Buy Shares	12

How to Redeem and Exchange Shares	15

Account and Share Information	19

Marshall Funds, Inc. Information	21

Financial Highlights—Investor Class	23

Financial Highlights—Advisor Class	24

Financial Highlights—Institutional Class	25

Risk/Return Summary

The Marshall Funds offer investment opportunities to a wide range of investors, from investors with short-term goals who wish to take little investment risk to investors with long-term goals willing to bear the risks of the stock market for potentially greater rewards. The Marshall Funds are managed by the investment professionals at M&I Investment Management Corp. (Adviser).

Risk/Return Summary of Mutual Funds Principal Risks of the Funds	Money Market Funds Marshall Prime Money Market Fund Marshall Government Money Market Fund Marshall Tax-Free Money Market Fund

	Debt Securities Risks	Government Obligations Risks	Municipal Securities Risks	Management Risks
Marshall Prime Money Market Fund	✓	✓		✓
Marshall Government Money Market Fund	✓	✓		✓
Marshall Tax-Free Money Market Fund	✓		✓	✓

A complete description of these risks can be found in the “Main Risks of Investing in the Marshall Funds” section.

RISK/RETURN SUMMARY	1

Money Market Funds

Marshall Prime Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions and is presented for the Investor Class shares only, unless otherwise noted. The return information for the other classes will vary.

Annual Total Returns (calendar years 1996-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.45%.

Total Returns

Best quarter	(4th quarter, 2000)	1.60%
Worst quarter	(1st quarter, 2004)	0.17%
7-Day Net Yield	(as of 12/31/05)(1)	3.88%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund
Investor Class	2.91%	2.07%	3.76%
Advisor Class	2.61%	1.76%	3.45%
LMMFI(2)	2.66%	1.83%	3.49%
MFRA(3)	2.65%	1.81%	3.45%

	1 Year	5 Year	Since 4/3/00 inception
Fund
Institutional Class	3.17%	2.32%	2.87%
LIMMFI(4)	3.11%	2.25%	2.81%
MFRA(3)	2.65%	1.81%	2.35%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

(4) The Lipper Institutional Money Market Funds Index (LIMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LIMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

2	MONEY MARKET FUNDS

Money Market Funds (cont.)

Marshall Government Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities, and in repurchase agreements secured by such obligations. In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs). Not all U.S. government-sponsored entities are backed by the full faith and credit of the U.S. government. Examples of entities that are not backed by the full faith and credit of the U.S. government include Freddie Mac, Fannie Mae and FHLBs. These entities, however, are supported through federal subsidies, loans or other benefits. The Fund also may invest in U.S. government-sponsored entities which are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in a few governmental entities which have no explicit financial support, but which are regarded as having implied support because the U.S. government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions and is presented for the Investor Class shares only, unless otherwise noted. The return information for the Institutional Class will vary.

Annual Total Returns (calendar years 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.38%.

Total Returns

Best quarter	(4th quarter, 2005)	0.89%
Worst quarter	(3rd quarter, 2004)	0.26%
7-Day Net Yield	(as of 12/31/05)(1)	3.76%

Average Annual Total Returns through 12/31/05

	1 Year	Since 5/17/04 inception
Fund
Investor Class	2.80%	2.16%
LUSGMMFI(2)	2.56%	1.93%
INGMMI(3)	2.41%	1.82%

	1 Year	Since 5/28/04 inception
Fund
Institutional Class	3.06%	2.44%
LIUSGMMFI(4)	2.95%	2.34%
INGMMI(3)	2.41%	1.82%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LUSGMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

(4) The Lipper Institutional U.S. Government Money Market Funds Index (LIUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LIUSGMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

MONEY MARKET FUNDS	3

Money Market Funds (cont.)

Marshall Tax-Free Money Market Fund

Goal: To provide current income exempt from federal income tax consistent with stability of principal.

Strategy: The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 90 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks and liquidity risks. In addition to credit and interest rate risk, certain types of municipal bonds are subject to other risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total return for its first full calendar year of operations, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions and is presented for the Investor Class shares only. The return information for the Institutional Class will vary. Performance information is not presented for the Institutional Class because, as of December 31, 2005, it did not have a full calendar year of performance.

Annual Total Returns (calendar year 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 2.27%.

Total Returns

Best quarter	(4th quarter, 2005)	0.64%
Worst quarter	(4th quarter, 2004)	0.31%
7-Day Net Yield	(as of 12/31/05)(1)	3.06%

Average Annual Total Returns through 12/31/05

	1 Year	Since 9/22/04 inception
Fund
Investor Class	2.08%	1.90%
LTEMMFI(2)	1.90%	1.73%
IMNTFNR(3)	1.85%	1.68%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Tax Exempt Money Market Fund Index (LTEMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LTEMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoney Net Fund Report Tax-Free National Retail (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

4	MONEY MARKET FUNDS

Fees and Expenses of the Funds–Investor Class

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Funds.

	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None	None	None

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee (1)	0.15%	0.20%	0.20%

Distribution (12b-1) Fee	None	None	None

Other Expenses (2)	0.34%	0.42%	0.38%

Total Annual Fund Operating Expenses (3)	0.49%	0.62%	0.58%

(1) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fees paid by the PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND and TAX-FREE MONEY MARKET FUND (after the voluntary waivers) were 0.11%, 0.03% and 0.07%, respectively, for the fiscal year ended August 31, 2006.

(2) “Other Expenses” include a shareholder servicing fee of 0.25%.

(3) Although not contractually obligated to do so, the Adviser and other service providers waived certain amounts. The net expenses the PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND and TAX-FREE MONEY MARKET FUND actually paid for the fiscal year ended August 31, 2006 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.45%	0.45%	0.45%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of a Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund
1 Year	$50	$63	$59
3 Years	$157	$199	$186
5 Years	$274	$346	$324
10 Years	$616	$774	$726

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

FEES AND EXPENSES OF THE FUNDS–INVESTOR CLASS	5

Fees and Expenses of the Funds–Advisor Class

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the PRIME MONEY MARKET FUND.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee (1)	0.15%

Distribution (12b-1) Fee	0.30%

Other Expenses (2)	0.33%

Total Annual Fund Operating Expenses (3)	0.78%

(1) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.11% for the fiscal year ended August 31, 2006.

(2) “Other Expenses” include a shareholder servicing fee of 0.25%.

(3) Although not contractually obligated to do so, the Adviser and other service providers waived certain amounts. The net expenses the Fund actually paid for the fiscal year ended August 31, 2006 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.74%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Fund or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$80
3 Years	$249
5 Years	$433
10 Years	$966

The above example should not be considered a representation of past or future expenses. Your expenses will be less if you qualify to purchase shares at a reduced or no sales charge. Actual expenses may be greater than those shown.

6	FEES AND EXPENSES OF THE FUNDS–ADVISOR CLASS

Fees and Expenses of the Funds–Institutional Class

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Funds.

	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None	None	None

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee (1)	0.15%	0.20%	0.20%

Distribution (12b-1) Fee	None	None	None

Other Expenses	0.08%	0.17%	0.13%

Total Annual Fund Operating Expenses (2)	0.23%	0.37%	0.33%

(1) The Adviser voluntarily waived a portion of the management fee with respect to the Funds. The Adviser may terminate this voluntary waiver at any time. The management fees paid by the PRIME MONEY MARKET FUND, the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND (after the voluntary waivers) were 0.11%, 0.03% and 0.07%, respectively, for the fiscal year ended August 31, 2006.

(2) Although not contractually obligated to do so, the Adviser and other service providers waived certain amounts with respect to the Funds. The net expenses the PRIME MONEY MARKET FUND, the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND actually paid for the fiscal year ended August 31, 2006 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.19%	0.20%	0.20%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of a Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, and its affiliates receive advisory, custodial, and administrative fees for the services they provide to the Funds or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund
1 Year	$24	$38	$34
3 Years	$74	$119	$106
5 Years	$130	$208	$185
10 Years	$293	$468	$418

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

FEES AND EXPENSES OF THE FUNDS–INSTITUTIONAL CLASS	7

Main Risks of Investing in the Marshall Funds

What About Bond Ratings?

When the Funds invest in bonds, other debt securities and/or convertible securities, some will be rated in the lowest investment grade category (e.g., BBB or Baa). Bonds rated BBB by Standard & Poor’s Corpo-

ration or Baa by Moody’s Investors

Service have speculative charac-

teristics. Unrated bonds will be

determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether or not the bond is an acceptable investment.

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income secu- rities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which a Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Government Obligations Risks. For the Funds’ investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government, while securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Municipal Securities Risks. An investment in the TAX-FREE MONEY MARKET FUND will be affected by municipal securities risks. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by this Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Funds’ investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Funds’ managers will produce the desired results.

8	INVESTING RISKS

Securities Descriptions

In implementing the Funds’ investment objectives, the Funds may invest in the following securities as part of the principal investment strategy. Some of these securities involve special risks, which are described under “Main Risks of Investing in the Marshall Funds.” The GOVERNMENT MONEY MARKET FUND, which has adopted a non-fundamental policy to invest at least 80% of its assets in U.S. Government securities, will provide shareholders with at least 60 days’ notice of any change in this policy.

	Marshall Prime Money Market Fund	Marshall Government Money Market Fund	Marshall Tax-Free Money Market Fund
Fixed Income Securities:
Corporate Debt Securities	✓
Fixed Rate Debt Securities	✓	✓	✓
Floating Rate Debt Securities	✓	✓	✓
Treasury Securities	✓	✓
Municipal Notes			✓
Municipal Securities			✓
Commercial Paper	✓		✓
Credit Enhancement			✓
Demand Instruments	✓		✓
Bank Instruments	✓
Funding Agreements	✓
Repurchase Agreements	✓	✓
Agency Securities	✓	✓
Tax-Exempt Securities			✓
Variable Rate Demand Instruments			✓

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority.

Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by FHLBs, Freddie Mac and Fannie Mae in support of such obligations.

A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Funds treat mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current

SECURITIES DESCRIPTIONS	9

Securities Descriptions (cont.)

expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Credit Enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will

10	SECURITIES DESCRIPTIONS

Securities Descriptions (cont.)

be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the Funds invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be of comparable quality to securities having such ratings.

Municipal Notes. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Securities. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, municipalities may also issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Tax-Exempt Securities. Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Fixed income securities pay interest, dividends and distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. Other issuers include industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment.

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The TAX-FREE MONEY MARKET FUND treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

SECURITIES DESCRIPTIONS	11

How to Buy Shares

What Do Shares Cost? You can buy shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When a Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). In calculating NAV, a Fund’s portfolio is valued using amortized cost.

Keep in mind that Authorized Dealers, as defined below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Funds, your first investment must be at least $1,000 for Investor Class and Advisor Class shares, and $10 million for Institutional Class shares. Subsequent investments must be at least $50 for Investor Class and Advisor Class shares, and $100,000 for Institutional Class shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with a particular Fund. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion. Call your Authorized Dealer, as defined below, for any additional limitations.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Fund by check or wire. Trust customers of Marshall & Ilsley Trust Company (M&I Trust) may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below. If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) with respect to Investor Class and Institutional Class shares and 1-800-580-FUND (3863) with respect to Advisor Class shares if you have pre-authorized the telephone purchase privilege.

Purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be received by 4:00 p.m. (Central Time) for shares to be purchased at that day’s NAV. Purchase orders for the TAX-FREE MONEY MARKET FUND must be received by 11:00 a.m. (Central Time) for shares to be purchased at that day’s NAV. For purchase orders for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV and dividend, regardless of when the order is processed. Each Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with the Fund or its administrative or shareholder services agent to promptly submit purchase orders to the Funds. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid social security or tax identification number. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Funds to identify you. The Funds may also ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

12	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments:

• Investor Class and Advisor Class

• To open an Account–$1,000

• To add to an Account (including through a Systematic Investment Program)–$50

Institutional Class

• To open an Account–$10 million

• To add to an Account–$100,000

Phone 1-800-236-FUND (3863) (Investor Class and Institutional Class) Phone 1-800-580-FUND (3863) (Advisor Class)

• Contact MIS.

• Complete an application for a new account.

•   Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail

• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person

• Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

HOW TO BUY SHARES	13

Fund Purchase Easy Reference Table (cont.)

Wire

• Notify MIS and request wire instructions at 1-800-236-FUND (3863) (Investor Class) or 1-800-580-FUND (3863) (Advisor Class).

• If a new account, fax completed application to MIS at 1-414-287-8511.

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Funds and the Federal Reserve wire system are open for business.

Systematic Investment Program—Investor Class and Advisor Class Only

•   You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after MIS receives the order.

• The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.

• Call MIS at 1-800-236-FUND (3863) (Investor Class) or 1-800-580-FUND (3863) (Advisor Class) to apply for this program.

Marshall Funds OnLineSM—Investor Class Only

•   You may purchase Fund shares via the Internet through Marshall Funds OnLineSM at

•   http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares—Investor Class and Advisor Class Only

• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “Marshall Funds.”

14	HOW TO BUY SHARES

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Trust customers of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND must be received by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be received by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or other service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863) (Investor Class and Institutional Class) Phone 1-800-580-FUND (3863) (Advisor Class)

• Contact MIS.

•    If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an authorized broker/dealer, you must contact your account representative.

•    Not available to Retirement Accounts, for which redemptions must be done in writing.

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•    If you want to redeem shares held in certificate form, you must properly endorse the share certificates and send them by registered or certified mail. Additional documentation may be required from corporations, executors, administrators, trustees or guardians.

• For additional assistance, call MIS at 1-800-236-FUND (3863) (Investor Class and Institutional Class) or 1-800-580-FUND (3863) (Advisor Class).

HOW TO REDEEM AND EXCHANGE SHARES	15

How to Redeem and Exchange Shares (cont.)

In Person
• Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

• The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•   Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program—Investor Class and Advisor Class Only

•   If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact MIS to apply for this program.

Marshall Funds OnLineSM—Investor Class and Advisor Class Only

•   You may redeem Fund shares via the Internet through Marshall Funds OnLineSM at http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Checkwriting

•   You can redeem shares of a Fund by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

16	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed (except the Institutional Class shares’ redemption proceeds, which are only wired) within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange shares of a Fund for the same class of shares of any of the other Marshall Funds free of charge (except with respect to Advisor Class shares for which a sales charge may be applicable), provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND and before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), with respect to the other Funds for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Marshall Fund or its other shareholders. Such short-term or excessive trading into and out of the Funds may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

HOW TO REDEEM AND EXCHANGE SHARES	17

Additional Conditions for Redemptions (cont.)

The Board of Directors of the Marshall Funds (the Board) has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). The Market Timing Policy does not apply to the Money Market Funds, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Money Market Funds to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy, as described in the applicable prospectus.

18	HOW TO REDEEM AND EXCHANGE SHARES

Account and Share Information

Fund Transactions Through Marshall Funds OnLineSM (Investor Class and Advisor Class Only). If you have previously established an account with a Fund and have signed an OnLineSM Agreement, you may purchase, redeem or exchange shares through the Marshall Funds’ Internet Site on the World Wide Web at http://www.marshallfunds.com (the Web Site). You may also check your Fund account balance(s) and historical transactions through the Web Site. You cannot, however, establish a new Fund account through the Web Site—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Trust customers of M&I Trust should contact their account officer for information on the availability of transactions on the Web Site.

You should contact MIS at 1-800-236-FUND (3863) with respect to Investor Class shares or 1-800-580-FUND (3863) with respect to Advisor Class shares to get started. MIS will provide instructions on how to create and activate your Personal Identification Number (PIN). If you forget or lose your PIN number, contact MIS.

Online Conditions. Because of security concerns and costs associated with maintaining the Web Site, purchases, redemptions and exchanges through the Web Site are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the Web Site are effective at the time they are received by a Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the Web Site. The Web Site privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the Web Site for account histories or transactions, you should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Web Site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the Web Site is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Marshall Funds, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Dividends and Capital Gains. Dividends of the Funds are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

In addition, the Funds pay capital gains, if any, at least annually. None of the Funds expects to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in such Fund’s distributions.

Your dividends and capital gains distributions will be automatically reinvested in additional shares unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

ACCOUNT AND SHARE INFORMATION	19

Account and Share Information (cont.)

What is a Dividend and Capital Gain? A dividend is the money paid to shareholders that a mutual fund

has earned from the income on

its investments. A capital gain

distribution is the money paid to shareholders from a mutual fund’s profit derived from the sale of an investment, such as a stock or bond.

Accounts with Low Balances (Investor Class and Advisor Class Only). Due to the high cost of maintaining accounts with low balances,

a Fund may

redeem shares in

your account and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Rule 12b-1 Plan—PRIME MONEY MARKET FUND (Advisor Class Only). The PRIME MONEY MARKET FUND has a Rule 12b-1 Plan which allows it to pay a fee equal to a maximum of 0.30% of the Fund’s Advisor Class shares’ assets to the distributor and financial intermediaries for the sale and distribution of the Fund’s Advisor Class shares and for services provided to Fund shareholders. Because these shares pay marketing fees out of the Fund’s assets on an ongoing basis, your investment cost may be higher over time than with respect to other fund shares with different sales charges and marketing fees.

Multiple Classes. The Marshall Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently, the PRIME MONEY MARKET FUND offers three classes of shares, and the GOVERNMENT MONEY MARKET FUND and the TAX-FREE MONEY MARKET FUND each offer two classes of shares. All shares of each Fund or class have equal voting rights and will generally vote in the aggregate and not by Fund or class. There may be circumstances, however, when shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. With respect to taxable investors, Fund distributions generally are taxable whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions for the Funds are expected to be primarily distributions of investment company taxable income.

It is anticipated that the distributions of the TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of such Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. You may owe tax on certain distributions, which might otherwise be tax-exempt, if the federal AMT applies to you. You may be subject to tax on any capital gain realized by this Fund.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund generally will have similar tax consequences.

If you do not furnish a Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Generally, tax-exempt dividends are not subject to back-up withholding.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state and local tax considerations.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

20	ACCOUNT AND SHARE INFORMATION

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Funds. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2006, the Adviser had approximately $20.4 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Managers. The PRIME MONEY MARKET FUND and the GOVERNMENT MONEY MARKET FUND are managed by Richard M. Rokus, a vice president-portfolio manager of the Adviser. Mr. Rokus has managed the PRIME MONEY MARKET FUND since January 1, 1994 and the GOVERNMENT MONEY MARKET FUND since May 2004, and has been employed by the Adviser since January 1993. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

The TAX-FREE MONEY MARKET FUND is managed by Craig J. Mauermann. Mr. Mauermann has been a vice president-portfolio manager of the Adviser since 2004. Prior to joining the Adviser, he was a municipal bond analyst and trader for three municipal money market funds at Strong Capital Management, Inc. Mr. Mauermann holds an M.B.A. degree and a B.A. degree from Marquette University.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) as follows:

Fund	Advisory Fee
Prime Money Market Fund	0.15%
Government Money Market Fund	0.20%
Tax-Free Money Market Fund	0.20%

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Funds’ August 31, 2006 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract on behalf of the Funds.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. The annual custody fees are 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on each Fund’s ADNA. M&I Trust is entitled to receive shareholder services fees directly from the Funds with respect to the Investor Class and the Advisor Class shares in amounts up to a maximum annual percentage of 0.25% of the Fund’s ADNA. As shareholder services agent, M&I Trust has the discretion to waive a portion of its fees. However, any waivers of shareholder services fees are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of each Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Funds in amounts up to a maximum annual percentage of the aggregate ADNA of all MONEY MARKET FUNDS combined as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distrib -

MARSHALL FUNDS, INC. INFORMATION	21

Marshall Funds, Inc. Information (cont.)

utor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources and/or the Funds’ shareholder servicing plan, if applicable, for services provided to clients who hold Fund shares through omnibus accounts.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

22	MARSHALL FUNDS, INC. INFORMATION

Financial Highlights–Investor Class

The Financial Highlights will help you understand the financial performance of each Fund’s Investor Class shares for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2006, which is available free of charge from the Funds. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)		Ratios to Average Net Assets						Net Assets, End of Period (000 Omitted)
									Net Expenses		Expense Waiver(3)		Net Investment Income (Loss)(3)
Prime Money Market Fund
2002	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.99%		0.45%		0.04%		1.95%		$1,857,948
2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.05%		0.45%		0.03%		1.04%		$1,889,427
2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.76%		0.45%		0.04%		0.76%		$2,123,605
2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.22%		0.45%		0.04%		2.20%		$2,078,992
2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.25%		0.45%		0.04%		4.19%		$2,453,274
Government Money Market Fund
2004(4)	$1.00	0.00	0.00	0.00	0.00	$1.00	0.23	%(5)	0.45	%(6)	0.17	%(6)	0.96	%(6)	$118,401
2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.11%		0.45%		0.18%		2.09%		$121,712
2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.16%		0.45%		0.17%		4.09%		$92,339
Tax-Free Money Market Fund
2005(7)	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.60	%(5)	0.45	%(6)	0.14	%(6)	1.76	%(6)	$142.826
2006	$1.00	0.03	0.03	(0.03)	(0.03)	$1.00	2.84%		0.45%		0.13%		2.85%		$192,603

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(4)	Reflects operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(5)	Not annualized for periods less than a year.
(6)	Computed on an annualized basis.
(7)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

FINANCIAL HIGHLIGHTS	23

Financial Highlights–Advisor Class

The Financial Highlights will help you understand the financial performance of the PRIME MONEY MARKET FUND’s Advisor Class shares for the last five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and notes thereto, is included in the Fund’s Annual Report dated August 31, 2006, which is available free of charge from the Fund. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets			Net Assets, End of Period (000 Omitted)
								Net Expenses	Expense Waiver(3)	Net Investment Income (Loss)(3)
2002	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.69%	0.75%	0.04%	1.69%	$113,662
2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.75%	0.75%	0.03%	0.74%	$93,059
2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.46%	0.75%	0.04%	0.45%	$84,397
2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.91%	0.75%	0.04%	1.90%	$75,993
2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	3.94%	0.74%	0.04%	3.89%	$90,776

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.

24	FINANCIAL HIGHLIGHTS

Financial Highlights–Institutional Class

The Financial Highlights will help you understand the financial performance of the Institutional Class shares of the Funds for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2006, which is available free of charge from the Funds. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)		Ratios to Average Net Assets						Net Assets, End of Period (000 Omitted)
									Net Expenses		Expense Waiver(3)		Net Investment Income (Loss)(3)
Prime Money Market Fund
2002	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.25%		0.20%		0.04%		2.24%		$910,196
2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.30%		0.20%		0.03%		1.26%		$1,302,242
2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.01%		0.20%		0.04%		1.01%		$1,532,640
2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.47%		0.20%		0.04%		2.45%		$1,550,128
2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.51%		0.19%		0.04%		4.44%		$1,653,556
Government Money Market Fund
2004(4)	$1.00	—	—	—	—	$1.00	0.28	%(5)	0.20	%(6)	0.17	%(6)	1.18	%(6)	$64,212
2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.37%		0.20%		0.18%		2.34%		$37,372
2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.42%		0.20%		0.17%		4.34%		$65,616
Tax-Free Money Market Fund
2005(7)	$1.00	—	—	—	—	$1.00	0.39	%(5)	0.20	%(6)	0.06	%(6)	0.78	%(6)	$24,211
2006	$1.00	0.03	0.03	(0.03)	(0.03)	$1.00	3.09%		0.20%		0.13%		3.10%		$116,409

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(4)	Reflects operations for the period from May 28, 2004 (start of performance) to August 31, 2004.
(5)	Not annualized for periods less than a year.
(6)	Computed on an annualized basis.
(7)	Reflects operations for the period from June 29, 2005 (start of performance) to August 31, 2005.

FINANCIAL HIGHLIGHTS	25

The SAI dated October 31, 2006 is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-800-236-FUND (3863) (Investor Class and Institutional Class), 1-800-580-FUND (3863) (Advisor Class), or 1-414-287-8555. You may also obtain these materials free of charge on the Marshall Funds’ Internet site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863) (Investor Class and Institutional Class)

1-800-580-FUND (3863) (Advisor Class)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

Marshall International Stock Fund
Institutional Class
(Class I)

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

October 31, 2006

Risk/Return Profile

Marshall International Stock Fund (the Fund)

Goal: To provide capital appreciation.

Strategy: The Fund invests at least 80% of its assets in common stocks of any sized companies located outside the United States. The Fund’s sub-advisers (the

Sub-Advisers), Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC (Trilogy), and Acadian Asset Management, Inc. (Acadian), each manage approximately 50% of the Fund’s portfolio.

Trilogy uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. Trilogy seeks to identify quality companies with attractive returns on equity, earnings growth and a strong capital structure.

Acadian uses a quantitative strategy with a focus on valuations to target attractively valued companies that also have positive earnings and price characteristics. Acadian selects stocks for the Fund’s portfolio using models that incorporate multiple factors designed to construct an optimal portfolio while keeping benchmark-relative risk to the desired level.

Effective September 1, 2005, Acadian was added as an additional sub-adviser to the Fund to manage approximately 50% of the Fund’s portfolio. Trilogy was the sole sub-adviser to the Fund from March 29, 1999 to September 1, 2005. Prior thereto, the Fund was managed by another firm.

Fund Performance: The following return information shows historical performance of the Fund’s Institutional Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and a broad measure of market performance. Indices are unmanaged and are not available for direct investment. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 2000-2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 13.13%.

Total Returns

Best quarter	(4th quarter, 1999)	40.48%
Worst quarter	(3rd quarter, 2002)	(19.54)%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	Since 9/1/99 inception
Fund
Return Before Taxes	16.59%	2.15%	4.50%
Return After Taxes on Distributions(1)	16.63%	2.18%	3.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.25%	1.93%	3.53%
LIMCGI(2)	13.76%	5.70%	4.37%
EAFE(3)	13.54%	4.55%	3.81%

(1) After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

(2) The Lipper International Multi-Cap Growth Funds Index (LIMCGI) is an average of the 30 largest mutual funds in this Lipper category. The LIMCGI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America. The EAFE does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

RISK/RETURN PROFILE	1

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)*	2.00%

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee	1.00%	(2)

Distribution (12b-1) Fee	None

Other Expenses	0.26%

Total Annual Fund Operating Expenses (1)	1.26%

(1) Although not contractually obligated to do so, the Adviser waived certain amounts. The net expenses the Fund actually paid for the fiscal year ended August 31, 2006 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	1.24%

(2) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fees paid by the Fund (after the voluntary waiver) was 0.98% for the fiscal year ended August 31, 2006.

* A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase. The fee is retained by the Fund and generally withheld from redemption proceeds. See “What Do Shares Cost?” and “Will I Be Charged a Fee for Redemptions?”

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company (M&I Trust), an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Fund or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$128
3 Years	$400
5 Years	$692
10 Years	$1,523

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

2	FEES AND EXPENSES OF THE FUND

Main Risks of Investing in the Fund

What About Portfolio Turnover?

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held

when the Fund’s Adviser or

Sub-Adviser believes it is appro-

priate to do so in light of the

Fund’s investment goal. A higher portfolio turnover rate increases transaction expenses that may be borne directly by the Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders.

Stock Market Risks. The Fund is subject to fluctuations in the stock markets in which it invests, which have periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as within the same industry, may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser or Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments which generally affect that sector.

Foreign Securities Risks. The Fund invests primarily in foreign securities, which involve additional risks, including currency-rate fluctuations, political and economic instability,

differences in financial reporting standards and less-strict regulation of the securities markets. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. There fore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Euro Risks. The Fund makes significant investments in securities denominated in the Euro, the single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund’s investments. The European Central Bank has control over each EMU member country’s monetary policies. Therefore, the EMU participating countries do not control their own monetary policies by directing independent interest rates for their currencies, which may limit their ability to respond to economic downturns or political upheavals. These factors or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s and Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

INVESTING RISKS	3

Securities and Investment Techniques Descriptions

In implementing the Fund’s investment objective, the Fund may invest in the following securities and use the following investment techniques as part of the principal investment strategy. Some of these securities and techniques involve special risks, which are described under “Main Risks of Investing in the Fund.” The Fund, which has adopted a non-fundamental policy to invest at least 80% of its assets in stocks, will provide shareholders with at least 60 days’ notice of any change in this policy.

Securities

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct impact on the value of its common stock.

Equity Securities. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. The Fund cannot predict the income it will receive from equity securities, if any, because companies generally have discretion as to the payment of any dividends or distributions.

Foreign Common Stocks. Common stocks of foreign corporations are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Foreign Securities. Foreign securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside the United States that trade on a foreign securities exchange or in a foreign market. Securities issued by corporations or other issuers domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.

Investment Techniques

Securities Lending. The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend” income for federal income tax purposes.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause the Fund to temporarily forego greater investment returns for the safety of principal. When so invested, the Fund may not achieve its goal.

4	SECURITIES AND INVESTMENT TECHNIQUES DESCRIPTIONS

How to Buy Shares

What Do Shares Cost? You can buy Institutional Class shares of the Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When the Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV is calculated at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. In calculating NAV, the Fund’s portfolio is valued using market prices.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board of Directors of the Marshall Funds (Board). The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to supervision of the Board. In determining fair value, the Pricing Committee must take into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and that the difference may be material to the NAV of the Fund.

Securities held by the Fund may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities at 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value. The Board may rely on the recommendations of an independent fair value pricing service it has retained to assist in valuing foreign securities in the Fund’s portfolio. The fair value pricing service may employ quantitative models in determining fair value.

For 30 days following the most recent purchase of shares of the Fund, your redemption or exchange proceeds may be reduced by a redemption/exchange fee of 2%. The redemption/exchange fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in the Fund’s shares. See “How to Redeem and Exchange Shares—Will I be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

Keep in mind that Authorized Dealers, as defined below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Fund, your first investment must be at least $1 million. The minimum investment amount to add to your existing account is $100,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your Authorized Dealer, as defined below, for any additional limitations.

How Do I Purchase Shares? You may purchase shares of the Fund through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Fund by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

HOW TO BUY SHARES	5

How to Buy Shares (cont.)

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Purchase orders for the Fund must be received by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be purchased at that day’s NAV. The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with the Fund, or its administrative or shareholder services agent, to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid tax identification number. Checks sent to the Fund to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

6	HOW TO BUY SHARES

Fund Purchase Easy Reference Table

Minimum Investments:

• To open an Account–$1 million

• To add to an Account–$100,000

Phone

•   Once you have opened an account and if you authorized telephone privileges in your account application or by subsequently completing an authorization form, you may purchase additional shares by calling MIS at 1-800-236-FUND (3863).

Mail

• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

Wire

• Notify MIS and request wire instructions at 1-800-236-FUND (3863).

• If a new account, fax completed account application to MIS at 1-414-287-8511.

• Mail a completed account application to the Fund at the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

HOW TO BUY SHARES	7

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by telephone and by wire/electronic transfer. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS.

Redemption requests must be received by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or M&I Trust) or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2% short-term redemption fee on shares of the Fund that have been held for less than 30 days after the most recent purchase (other than through reinvestments of capital gains or dividends), determined on a last-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Phone
• Contact MIS at 1-800-236-FUND (3863).

• If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

•   Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

8	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemption

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of its portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange Institutional Class shares of the Fund for Institutional Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2% short-term redemption/exchange fee. See “What Do Shares Cost?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public. The exchange privilege may be modified or terminated at any time.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2% short-term redemption/exchange fee for redemptions or exchanges of Fund shares less than 30 days after the most recent purchase of such shares, determined on a last-in, first-out basis.

The redemption/exchange fee may be waived for a limited time for shares purchased through omnibus accounts, including qualified employee benefit plans, that do not have the operational capability to impose such fee on the underlying shareholder accounts. This waiver will be eliminated as omnibus account holders implement the necessary operational capabilities in connection with the effectiveness of SEC Rule 22c-2. The Fund’s management or the Adviser may, in their sole discretion, waive the short-term redemption/exchange fee in the case of death, disability, hardship or other limited circumstances that do not indicate market

HOW TO REDEEM AND EXCHANGE SHARES	9

Additional Conditions for Redemptions (cont.)

timing strategies. Any such waivers will be reported to the Board.

While the Fund seeks to detect and deter market timing activity, its ability to monitor trades that are placed by individual shareholders of omnibus accounts is limited because the Fund does not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. The Fund may require financial intermediaries to furnish the Fund with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Fund may also request that the financial intermediaries take action to prevent the particular shareholder from engaging in excessive trading and to enforce the Fund’s Market Timing Policy. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

10	HOW TO REDEEM AND EXCHANGE SHARES

Account and Share Information

What is a Dividend and Capital Gain?

A dividend is the money paid to share holders that a mutual fund has earned from the income on its

investments. A capital gain distribution is the money

paid to shareholders from a mutual fund’s profit derived from the sale of an investment, such as a stock or bond.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends of the Fund are declared and paid annually to all shareholders invested in the Fund on the record date, which is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, the Fund pays capital gains, if any, at least annually.

Your dividends and capital gains distributions will be automatically reinvested in additional shares unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

If you purchase shares of the Fund just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Therefore, you may incur a tax liability when purchasing shares shortly before the Fund declares a dividend or capital gain.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers three classes of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions generally are taxable whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Distributions of the Fund’s long-term capital gains are generally taxable at long-term capital gain rates. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions are expected to be primarily distributions of capital gains.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund generally will have similar tax consequences.

If you do not furnish the Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

ACCOUNT AND SHARE INFORMATION	11

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Marshall Funds. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The Adviser has entered into a subadvisory contract with Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC, pursuant to which Trilogy manages a portion of the Fund’s portfolio, subject to oversight by the Adviser. The Adviser has entered into a subadvisory contract with Acadian Asset Management, Inc. pursuant to which Acadian manages a portion of the Fund’s portfolio, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2006, the Adviser had approximately $20.4 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Advisers’ Background. Trilogy is a registered investment adviser that provides investment management services to investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located principally in Canada and the United States. As of August 31, 2006, Trilogy had approximately $7.1 billion in assets under management. Trilogy’s address is Tower Place at the Summit, 1900 Summit Tower Boulevard, Suite 450, Orlando, Florida 32810.

Acadian is a registered investment adviser that has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. As of August 31, 2006, Acadian had approximately $49.8 billion in assets under management. Acadian’s address is One Post Office Square, Boston, Massachusetts 02109.

All fees of the sub-advisers are paid by the Adviser.

Manager of Managers Structure. The Marshall Funds and the Adviser have received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended (1940 Act), pursuant to which the Adviser will be permitted to enter into and materially amend subadvisory agreements with sub-advisers who are not affiliated with the Marshall Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, the Adviser will have the right to hire, terminate or replace sub-advisers without shareholder approval when the Board and the Adviser feel that a change would benefit a Fund. Within 90 days after the hiring of a new sub-adviser, affected shareholders will receive information about the new subadvisory relationship. The Adviser will continue to have the ultimate responsibility (subject to the oversight of the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. The manager of managers structure enables the Marshall Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment management fees paid by the Marshall Funds to be increased or change the Adviser’s obligations under the investment advisory agreement with the Marshall Funds, including the Adviser’s responsibility to monitor and oversee subadvisory services furnished to the Marshall Funds, without shareholder approval. Furthermore, any subadvisory agreements with affiliates of the Marshall Funds or the Adviser will require shareholder approval.

Currently, only the Fund employs the manager of managers structure. Shareholders of the Fund approved the use of this management structure on August 15, 2005.

Portfolio Managers. The Fund is managed by two sub-advisers, Trilogy and Acadian. William Sterling, Chief Investment Officer of Trilogy, is the portfolio manager for the portion of the Fund managed by Trilogy. Mr. Sterling was a founding partner, Chairman and Chief Investment Officer of Trilogy Advisors LLC since 1999, prior to the merger of Trilogy Advisors and BPI Global Asset Management LLC in 2005.

12	MARSHALL FUNDS, INC. INFORMATION

Marshall Funds, Inc. Information (cont.)

Previously, Mr. Sterling was an Executive Director and Global Head of Equities at Credit Suisse Asset Management, Managing Director of International Equities at BEA Associates, and First Vice President at Merrill Lynch, first as Head of Economic Research in Tokyo and later as Head of International Economic Research. Mr. Sterling received a B.A. degree in Economics from Carleton College and M.A. and Ph.D. degrees in Economics from Harvard University.

Brian K. Wolahan and Charles H. Wang serve as co-portfolio managers for the portion of the Fund’s assets managed by Acadian. Mr. Wolahan and Mr. Wang have equal investment decision-making responsibilities with respect to the Fund and are supported by a team of investment professionals. Mr. Wolahan is co-director of research and a senior portfolio manager at Acadian. He received his undergraduate degree from Lehigh University and an M.S. degree in Management from MIT. Before joining Acadian in 1990, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated. He is a Chartered Financial Analyst. Mr. Wang is a senior portfolio manager and co-director of research at Acadian. Prior to joining Acadian in 2000, he worked as a senior quantitative equity analyst for a number of investment firms, including Putnam Investments. Mr. Wang has a Ph.D. from Yale’s School of Management, a B.S. in mathematics from Beijing University and an M.S. from the University of Massachusetts.

The Fund’s SAI provides additional information about each portfolio manager, including other accounts they manage, their ownership of Fund shares and their compensation.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 1.00% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Fund’s August 31, 2006 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and subadvisory contracts on behalf of the Fund.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets (except for the INTERNATIONAL STOCK FUND), shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. As compensation for its services as securities lending agent, M&I Trust receives a portion of the Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Marshall Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the Fund’s ADNA as follows:

Maximum Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources for services provided to clients who hold Fund shares through omnibus accounts.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

MARSHALL FUNDS, INC. INFORMATION	13

Historical Performance of Acadian for Similar Accounts

The following table shows the historical composite performance data for all of Acadian’s advisory accounts that have investment objectives, policies, strategies and risks substantially similar to those of the Fund, known as the Acadian Non-U.S. All-Cap Equity Strategy Composite (the Composite).

The Composite is not subject to the same types of expenses as the Fund and its member accounts may be subject to different diversification requirements, specific tax restrictions and investment limitations imposed by the Internal Revenue Code of 1986, as amended, foreign tax laws and/or the 1940 Act than those imposed on the Fund. The data is provided to illustrate the past performance of Acadian in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the Fund. This performance data should not be considered an indication of the future performance of the Fund or Acadian.

Acadian has prepared and presented all returns included herein in compliance with the Global Investment Performance Standards (GIPS®).

Monthly returns are linked geometrically to arrive at the annual total return.

The Composite returns reflect the deduction of all costs and expenses and include the reinvestment of all income. The performance was calculated using the highest management fee as described in Part II of Acadian’s Form ADV. Both the Composite and the EAFE Index total returns reflect deduction of estimated foreign withholding taxes on dividends, interest, and capital gains. The GIPS® standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return.

The Composite expenses are lower than the expenses of Institutional Class shares of the Fund. Accordingly, if the Fund’s Institutional Class shares’ expenses had been deducted from the Composite’s returns, the returns would be lower than those shown.

Periods Ended 8/31/06	Acadian Non-U.S. All-Cap Equity Strategy Composite Total Return	EAFE Index(1)
1 Year	29.9%	24.3%
5 Years	20.8%	11.8%
10 Years	10.2%	7.1%
Since Inception(2)	7.5%	6.1%

(1) The EAFE Index is a market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America.

(2) The Composite commenced operations on April 1, 1988.

14	HISTORICAL PERFORMANCE OF ACADIAN FOR SIMILAR ACCOUNTS

Financial Highlights

The Financial Highlights will help you understand the Fund’s financial performance for the last five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and notes thereto, is included in the Fund’s Annual Report dated August 31, 2006, which is available free of charge from the Fund. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency(1)	Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate
										Net Expenses	Expense Waiver(3)	Net Investment Income (Loss)(3)
2002(4)	$10.77	0.06	(1.46)	(1.40)	—	—	—	$9.37	(13.00)%	1.24%	0.02%	0.59%	$102,233	83%
2003(4)	$9.37	0.08	0.66	0.74	—	—	—	$10.11	7.90%	1.29%	0.02%	0.90%	$116,761	171%
2004(4)	$10.11	0.04	1.02	1.06	(0.06)	—	(0.06)	$11.11	10.52%	1.25%	0.02%	0.36%	$242,089	137%
2005(4)	$11.11	0.16	2.32	2.48	(0.07)	—	(0.07)	$13.52	22.38%	1.23%	0.02%	0.95%	$168,128	150%
2006(4)	$13.52	0.17	3.07	3.24	(0.15)	—	(0.15)	$16.61	24.14%	1.24%	0.02%	1.00%	$188,715	146%

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(4)	Redemption fees consisted of the following per share amounts:

	Per Share Amount
Fund	2002	2003	2004	2005	2006
International Stock Fund	$0.01	$0.01	$0.00	$0.00	$0.00

FINANCIAL HIGHLIGHTS	15

The SAI dated October 31, 2006 is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You may also obtain these materials free of charge on the Marshall Funds’ Internet site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

Marshall Prime Money Market Fund
Investor Class
(Class Y)

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus

October 31, 2006

Risk/Return Profile

Marshall Prime Money Market Fund (the Fund)

Goal: To provide current income consistent with stability of principal

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income that minimizes volatility, M&I Investment Management Corp. (the Adviser) uses a “bottom-up” approach which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks and liquidity risks.

Fund Performance: The following return information shows historical performance of the Fund’s Investor Class shares and provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an index of funds with similar investment objectives and an average of money funds with similar objectives. Indices and averages are unmanaged and are not available for direct investment. Please keep in mind that past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Annual Total Returns (calendar years 1996 - 2005)

The Fund’s return from January 1, 2006 through September 30, 2006 was 3.45%.

Total Returns

Best quarter	(4th quarter, 2000)	1.60%
Worst quarter	(1st quarter, 2004)	0.17%
7-Day Net Yield	(as of 12/31/05)(1)	3.88%

Average Annual Total Returns through 12/31/05

	1 Year	5 Year	10 Year
Fund	2.91%	2.07%	3.76%
LMMFI(2)	2.66%	1.83%	3.49%
MFRA(3)	2.65%	1.81%	3.45%

(1) Investors may call the Fund to learn the current 7-Day Net Yield at 1-800-236-FUND (3863).

(2) The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category. The LMMFI reflects the deduction of expenses associated with mutual funds, such as investment management fees, but is not adjusted to reflect sales charges or taxes.

(3) The iMoneyNet, Inc. Money Fund Report Averages™ (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

RISK/RETURN PROFILE	1

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses deducted from and expressed as a percentage of the Fund’s net assets)

Management Fee	0.15%	(1)

Distribution (12b-1) Fee	None

Other Expenses	0.34%	(2)

Total Annual Fund Operating Expenses (3)	0.49%

(1) The Adviser voluntarily waived a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.11% for the fiscal year ended August 31, 2006.

(2) “Other Expenses” include a shareholder servicing fee of 0.25%.

(3) Although not contractually obligated to do so, the Adviser waived certain amounts. The net expenses the Fund actually paid for the fiscal year ended August 31, 2006 are shown below.

Total Actual Annual Fund Operating Expenses (after waivers)	0.45%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company N.A. (M&I Trust), an affiliate of the Adviser, and its affiliates receive advisory, custodial, shareholder services and administrative fees for the services they provide to the Fund or shareholders, as applicable. For more complete descriptions of the various costs and expenses, see “Marshall Funds, Inc. Information.” Wire-transferred redemptions may be subject to an additional fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$50
3 Years	$157
5 Years	$274
10 Years	$616

The above example should not be considered a representation of past or future expenses. Actual expenses may be greater than those shown.

2	FEES AND EXPENSES OF THE FUND

Main Risks of Investing in the Fund

Debt Securities Risks. Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which the Fund invests may be redeemed by the issuer before maturity (or “called”). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Government Obligations Risks. For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association (Ginnie Mae) are supported by the full faith and credit of the U.S. government, while securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) are supported only by the discretionary authority of the U.S. government. Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is

MAIN RISKS OF INVESTING IN THE FUND	3

Main Risks of Investing in the Fund (cont.)

no guarantee that the investment techniques used by the Fund’s manager will produce the desired results.

In implementing the Fund’s investment objective, the Fund may invest in the following securities as part of the principal investment strategy. Some of these securities involve special risks, which are described under “Main Risks of Investing in the Fund.”

4	MAIN RISKS OF INVESTING IN THE FUND

Securities Descriptions

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority.

Other government entities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by the Federal Home Loan Banks, Freddie Mac and Fannie Mae in support of such obligations.

A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

SECURITIES DESCRIPTIONS	5

Securities Descriptions (cont.)

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; therefore, this value is reflected in a higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Investment Ratings. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

6	SECURITIES DESCRIPTIONS

How to Buy Shares

What Do Shares Cost? You can buy Investor Class shares of the Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. The NYSE is closed on most national holidays and Good Friday. When the Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV for the Fund is determined daily at 4:00 p.m. (Central Time). In calculating NAV, the Fund’s portfolio is valued using amortized cost.

Keep in mind that Authorized Dealers, as defined below, may charge you fees for their services in connection with your share transactions.

What Is the Investment Minimum? To open an account with the Fund, your first investment must be at least $1,000. However, you can add to your existing Marshall Funds account directly or through the Funds’ Systematic Investment Program for as little as $50. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your Authorized Dealer, as defined below, for any additional limitations.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You may also purchase shares directly from the Fund by completing and mailing the account application and sending your payment to the Fund by check or wire. Trust customers of M&I Trust may purchase shares by contacting their trust account officer. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Purchase orders must be received by 4:00 p.m. (Central Time) in order for shares to be purchased at that day’s NAV. For purchase orders that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such purchase orders that day; however, there is no guarantee that MIS will be able to do so. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV and dividend, regardless of when the order is processed. The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer or other service provider that has entered into an agreement with the Fund or its administrative or shareholder services agent to promptly submit purchase orders to the Fund. You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale and have a valid social security or tax identification number. Checks sent to the Fund to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to

HOW TO BUY SHARES	7

How to Buy Shares (cont.)

verify your identity from the information provided, it may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments:

• To open an Account–$1,000

• To add to an Account (including through a Systematic Investment Program)–$50

Phone 1-800-236-FUND (3863)

• Contact MIS.

• Complete an application for a new account.

•  Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

Mail

• To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

• To add to your existing Fund Account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

In Person

• Bring in your completed account application (for new accounts) and a check payable to “Marshall Funds” Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

8	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Wire

• Notify MIS and request wire instructions at 1-800-236-FUND (3863).

• If a new account, fax completed application to MIS at 1-414-287-8511.

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

•  You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in the Fund at the next Fund share price determined after MIS receives the order.

• The $1,000 minimum investment requirement is waived for investors purchasing shares through the Systematic Investment Program.

• Call MIS at 1-800-236-FUND (3863) to apply for this program.

Marshall Funds OnLineSM

•  You may purchase Fund shares via the Internet through Marshall Funds OnLineSM at
http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “Marshall Funds.”

HOW TO BUY SHARES	9

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Trust customers of M&I Trust should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MIS or any Authorized Dealer. It is the responsibility of MIS, any Authorized Dealer or other service provider to promptly submit redemption requests to the Fund.

Redemption requests for the Fund must be received by 4:00 p.m. (Central Time) in order for shares to be redeemed at that day’s NAV. For redemption requests that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), MIS will use its best efforts to process such redemption requests that day; however, there is no guarantee that MIS will be able to do so. All redemption requests received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or other service provider (other than MIS or M&I Trust), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863)

• Contact MIS.

•   If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an authorized broker/dealer, you must contact your account representative.

•   Not available to Retirement Accounts, for which redemptions must be done in writing.

Mail

• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

Marshall Investor Services P.O. Box 1348 Milwaukee, WI 53201-1348

•   If you want to redeem shares held in certificate form, you must properly endorse the share certificates and send them by registered or certified mail. Additional documentation may be required from corporations, executors, administrators, trustees or guardians.

• For additional assistance, call MIS at 1-800-236-FUND (3863).

10	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

In Person

• Bring in the written redemption request with the information described in “Mail” above Monday – Friday, 8:00 a.m. – 5:00 p.m. (Central Time), to:

Marshall Investor Services 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

• The proceeds from the redemptions will be sent to you in the form of a check or by wire.

Wire/Electronic Transfer

•  Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

•  If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact MIS to apply for this program.

Marshall Funds OnLineSM

•  You may redeem Fund shares via the Internet through Marshall Funds OnLineSM at
http://www.marshallfunds.com. See “Fund Transactions Through Marshall Funds OnLineSM” in the Account and Share Information section.

Checkwriting

•  You can redeem shares of the Fund by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

HOW TO REDEEM AND EXCHANGE SHARES	11

Additional Conditions for Redemptions

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind.

Exchange Privilege. You may exchange Investor Class shares of the Fund for Investor Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through MIS, you may telephone instructions to MIS to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions or service providers should contact their account representatives. Telephone exchange instructions must be received before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable.

The Fund will record your telephone instructions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Marshall Fund or its other shareholders. Such short-term or excessive trading into and out of the Marshall Funds may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Marshall Funds (the Board) has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). The Market Timing Policy does not apply to the Money Market Funds, which are

12	HOW TO REDEEM AND EXCHANGE SHARES

Additional Conditions for Redemptions (cont.)

typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the Money Market Funds to facilitate frequent trading in other Marshall Funds in violation of the Market Timing Policy, as described in the applicable prospectus.

HOW TO REDEEM AND EXCHANGE SHARES	13

Account and Share Information

Fund Transactions Through Marshall Funds OnLineSM. If you have previously established an account with the Fund and have signed an OnLineSM Agreement, you may purchase, redeem or exchange shares through the Marshall Funds’ Internet Site on the World Wide Web at http://www.marshallfunds.com (the Web Site). You may also check your Fund account balance(s) and historical transactions through the Web Site. You cannot, however, establish a new Fund account through the Web Site—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Trust customers of M&I Trust should contact their account officer for information on the availability of transactions on the Web Site.

You should contact MIS at 1-800-236-FUND (3863) to get started. MIS will provide instructions on how to create and activate your Personal Identification Number (PIN). If you forget or lose your PIN number, contact MIS.

Online Conditions. Because of security concerns and costs associated with maintaining the Web Site, purchases, redemptions and exchanges through the Web Site are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the Web Site are effective at the time they are received by the Fund, and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration or wiring instructions through the Web Site. The Web Site privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the Web Site for account histories or transactions, you should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Web Site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers and encryption system providers). While the Fund and its service providers have established certain security procedures, the Fund and its transfer agent cannot assure you that inquiries or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may be times when the Web Site is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming or exchanging shares by another method. The Marshall Funds, its transfer agent and MIS are not responsible for any such delays or malfunctions, and are not responsible for wrongful acts by third parties, as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends of the Fund are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your shares until the day your shares are redeemed.

In addition, the Fund pays capital gains, if any, at least annually. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in the Fund’s distributions.

Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be

14	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

What is a Dividend and Capital Gain?

A dividend is the money paid to shareholders that a mutual fund has earned from the income on its invest-

ments. A capital gain distribution

is the money paid to shareholders

from a mutual fund’s profit derived from the sale of an investment, such as a stock or bond.

reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in your account and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Before shares are redeemed to close an account, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers three classes of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions generally are taxable to you whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short- term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%. Fund distributions are expected to be primarily distributions of investment company taxable income.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund generally will have similar tax consequences.

If you do not furnish the Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

ACCOUNT AND SHARE INFORMATION	15

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Fund. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2006, the Adviser had approximately $20.4 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. The Fund is managed by Richard M. Rokus, a vice president-portfolio manager of the Adviser. Mr. Rokus has managed the Fund since January 1, 1994 and has been employed by the Adviser since January 1993. Mr. Rokus also manages the Marshall Government Money Market Fund and the Marshall Short-Term Income Fund, other portfolios of the Marshall Funds not discussed in this Prospectus. Mr. Rokus is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 0.15% of the Fund’s average daily net assets (ADNA).

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Fund’s August 31, 2006 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract on behalf of the Fund.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, securities lending agent, sub-transfer agent and administrator directly and through its division, MIS. The annual custody fee is 0.02% on the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated based on the Fund’s ADNA. M&I Trust is entitled to receive shareholder services fees directly from the Fund in amounts up to a maximum annual percentage of 0.25% of the Fund’s ADNA. As shareholder services agent, M&I Trust has the discretion to waive a portion of its fees. However, any waivers of shareholder services fees are voluntary and may be terminated at any time in its sole discretion.

M&I Trust is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator. As administrator, M&I Trust is entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate ADNA of all money market funds of the Marshall Funds combined as follows:

Maximum Fee	Funds’ ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on assets in excess of $1.5 billion

All fees of the sub-administrator are paid by M&I Trust.

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform record-keeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Brokerage Services, the distributor or their affiliates may make payments to brokers or other financial intermediaries from their own resources and/or the Fund’s shareholder servicing plan, if applicable, for services provided to clients who hold Fund shares through omnibus accounts.

Distributor. Grand Distribution Services, LLC (Grand), a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. Grand and UMB are affiliated entities.

16	MARSHALL FUNDS, INC. INFORMATION

Financial Highlights

The Financial Highlights will help you understand the Fund’s financial performance for the last five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the fiscal year ended August 31, 2006 was audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and notes thereto, is included in the Fund’s Annual Report dated August 31, 2006, which is available free of charge from the Fund. The information for the prior years was audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets			Net Assets, End of Period(000 Omitted)
								Net Expenses	Expense Waiver(3)	Net Investment Income (Loss)(3)
2002	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	1.99%	0.45%	0.04%	1.95%	$1,857,948
2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.05%	0.45%	0.03%	1.04%	$1,889,427
2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.76%	0.45%	0.04%	0.76%	$2,123,605
2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.22%	0.45%	0.04%	2.20%	$2,078,992
2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.25%	0.45%	0.04%	4.19%	$2,453,274

(1)	Per share information is based on average shares outstanding.
(2)	Based on net asset value.
(3)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.

FINANCIAL HIGHLIGHTS	17

The SAI dated October 31, 2006 is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You may also obtain these materials free of charge on the Marshall Funds’ Internet site at http://www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-209-3520

Internet address: http://www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Grand Distribution Services, LLC Distributor	Investment Company Act File No. 811-58433

Marshall Funds, Inc.

Statement of Additional Information

October 31, 2006

Equity Funds	Income Funds
• Marshall Large-Cap Value Fund	• Marshall Government Income Fund
• Marshall Large-Cap Growth Fund	• Marshall Intermediate Bond Fund
• Marshall Mid-Cap Value Fund	• Marshall Intermediate Tax-Free Fund
• Marshall Mid-Cap Growth Fund	• Marshall Short-Term Income Fund
• Marshall Small-Cap Growth Fund
• Marshall International Stock Fund	Money Market Funds
• Marshall Prime Money Market Fund
• Marshall Government Money Market Fund
• Marshall Tax-Free Money Market Fund

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the Marshall Funds listed above (each, a Fund and collectively, the Funds) dated October 31, 2006. This SAI incorporates by reference the financial statements from the Funds’ August 31, 2006 Annual Report. You may obtain any of the Prospectuses and the Annual Report without charge by calling Marshall Investor Services (MIS) at 1-800-236-FUND (3863), or you can visit the Marshall Funds’ Internet site on the World Wide Web at http://www.marshallfunds.com.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

GRAND DISTRIBUTION SERVICES, LLC

Distributor

HOW ARE THE FUNDS ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation consists of thirteen separate series, all of which are discussed in this SAI.

The Board of Directors of the Corporation (Board) has established certain classes of shares with respect to each Fund as follows:

Fund	Advisor Class Shares (Class A)	Investor Class Shares (Class Y)	Institutional Class Shares (Class I)
Large-Cap Value Fund*	✓	✓

Large-Cap Growth Fund*	✓	✓

Mid-Cap Value Fund	✓	✓

Mid-Cap Growth Fund	✓	✓

Small-Cap Growth Fund	✓	✓

International Stock Fund	✓	✓	✓

Government Income Fund	✓	✓

Intermediate Bond Fund	✓	✓

Intermediate Tax-Free Fund		✓

Short-Term Income Fund	✓	✓

Prime Money Market Fund*	✓	✓	✓

Government Money Market Fund		✓	✓

Tax-Free Money Market Fund		✓	✓

*	Effective October 28, 2005, the Marshall Equity Income Fund changed its name to the Marshall Large-Cap Value Fund; the Marshall Large-Cap Growth & Income Fund changed its name to the Marshall Large-Cap Growth Fund; and the Marshall Money Market Fund changed its name to the Marshall Prime Money Market Fund.

The Funds’ investment adviser is M&I Investment Management Corp. (Adviser). The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LLC, formerly BPI Global Asset Management LLC ( Trilogy), and Acadian Asset Management, Inc. (Acadian) (each, a Sub-Adviser and collectively, Sub-Advisers). This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ respective Prospectuses.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the

Prospectuses and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology, and provide that the Prospectus and SAI may define these terms consistently with the use of those terms under the WBCL.

SECURITIES IN WHICH THE FUNDS INVEST

Following is a table that indicates which types of securities are a(n):

•	P = Principal investment of a Fund; (shaded in chart)
•	A = Acceptable (but not principal) investment of a Fund; or
•	N = Not an acceptable investment of a Fund.

EQUITY FUNDS

Securities	Large-Cap Value	Large-Cap Growth	Mid-Cap Value	Mid-Cap Growth	Small-Cap Growth	International Stock

American Depositary Receipts	A	A	A	A	A	A

Asset-Backed Securities	A	A	A	A	A	A

Bank Instruments	A	A	A	A	A	A

Borrowing	A	A	A	A	A	A

Common Stock	P	P	P	P	P	P

Common Stock of Foreign Companies	A	A	A	A	A	P

Convertible Securities	A	A	A	A	A	A

Debt Obligations	A	A	A	A	A	A

Derivative Instruments	A	A	A	A	A	A

European Depositary Receipts	N	N	N	N	N	A

Fixed Rate Debt Obligations	A	A	A	A	A	A

Floating Rate Debt Obligations	A	A	A	A	A	A

Foreign Currency Hedging Transactions	N	N	N	N	N	A

Foreign Currency Transactions	N	N	N	N	N	A

Foreign Securities	A	A	A	A	A	P

Forward Commitments, When-Issued and Delayed Delivery Transactions	A	A	A	A	A	A

Futures and Options Transactions	A	A	A	A	A	A

Global Depositary Receipts	N	N	N	N	N	A

Illiquid and Restricted Securities	A	A	A	A	A	A

Lending of Portfolio Securities	A	A	A	A	A	A

Mortgage-Backed Securities	A	A	A	A	A	A

Preferred Stocks	A	A	A	A	A	A

Prime Commercial Paper	A	A	A	A	A	A

Repurchase Agreements	A	A	A	A	A	A

Reverse Repurchase Agreements	A	A	A	A	A	A

Securities of Other Investment Companies	A	A	A	A	A	A

SWAP Transactions	A	A	A	A	A	A

U.S. Government Securities	A	A	A	A	A	A

Variable Rate Demand Notes	A	A	A	A	A	A

Warrants	A	A	A	A	A	A

INCOME FUNDS AND MONEY MARKET FUNDS

Securities	Government Income	Intermediate Bond	Intermediate Tax-Free	Short-Term Income	Prime Money Market	Government Money Market	Tax-Free Money Market

Asset-Backed Securities	P	A	A	P	A	A	A

Bank Instruments	A	A	A	P	P	A	A

Borrowing	A	A	A	A	A	A	A

Callable Securities	N	N	N	N	A	A	P

Credit Enhancements	A	A	P	A	A	A	P

Debt Obligations	P	P	P	P	P	P	P

Demand Master Notes	N	A	N	A	P	A	P

Derivative Instruments	A	A	A	A	N	N	N

Dollar Rolls	P	P	A	A	N	N	N

Fixed Rate Debt Obligations	P	P	P	P	P	P	P

Floating Rate Debt Obligations	P	P	P	P	P	P	P

Foreign Money Market Instruments	A	A	A	A	A	A	A

Foreign Securities	A	A	N	A	N	N	N

Forward Commitments, When-Issued and Delayed Delivery Transactions	A	A	A	A	A	A	A

Funding Agreements	A	A	A	A	P	A	A

Futures and Options Transactions	A	A	A	A	N	N	N

Guaranteed Investment Contracts	N	N	N	A	A	A	A

Illiquid and Restricted Securities	A	A	A	A	A	A	A

Lending of Portfolio Securities	A	A	A	A	A	A	A

Mortgage-Backed Securities	P	P	N	A	A	A	A

Municipal Leases	A	A	A	A	N	N	A

Municipal Securities	A	A	P	A	A	N	P

Participation Interests	N	N	A	A	A	A	A

Prime Commercial Paper	A	A	A	A	P	A	A

Repurchase Agreements	P	P	A	P	P	P	A

Reverse Repurchase Agreements	A	A	A	A	A	A	A

Securities of Other Investment Companies	A	A	A	A	A	A	A

SWAP Transactions	A	A	A	A	N	N	N

U.S. Government Securities	P	A	A	A	A	P	A

Variable Rate Demand Notes	A	A	A	A	A	A	P

Zero Coupon Securities	N	N	N	A	A	A	A

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following information supplements the discussion of each Fund’s securities and investment techniques that are described in the Prospectuses.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Agency Securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Asset-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities may also resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

The Equity Funds and Income Funds may invest in asset-backed securities rated, at the time of purchase, in the top four rating categories by a nationally recognized statistical rating organization (NRSRO) (i.e., securities rated AAA, AA, A or BBB by Standard & Poor’s Corporation (S&P) and Fitch Ratings (Fitch) and Aaa, Aa, A or Baa by Moody’s Investors Service (Moody’s)), or if unrated, determined by the Adviser to be of comparable quality. The Money Market Funds will invest only in the short-term tranches, which will generally have a maturity not exceeding 397 days.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Funds will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Funds may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets (net assets for the Money Market Funds, Short-Term Income Fund and Intermediate Bond Fund), and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage equal to 300% of the amount borrowed. If the coverage declines to less than 300%, a Fund must sell sufficient portfolio securities to restore the coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which a Fund may borrow money for temporary or emergency purposes. The Funds pay a commitment fee to the bank in order for the line of credit to be available.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Funds may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Funds believe that Section 4(2) commercial paper and certain other restricted securities which meet the Board’s criteria for liquidity are quite liquid. Thus, Section 4(2) commercial paper and restricted securities which are deemed liquid, will not be subject to the Funds’ investment limitation applicable to restricted securities.

Concentration Each Fund has adopted a fundamental investment policy which prohibits the Fund from investing more than 25% of its assets in the securities of companies in any one industry (except as described under “Investment Limitations–Fundamental Limitations–Concentration of Investments”). For purposes of this policy, the Adviser determines industry classifications for the Equity Funds in accordance with the Global Industry Classification Standards (GICS), an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International. GICS categorizes securities in sectors, industry groups, industries and sub-industries.

Convertible Securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if a Fund holds fixed income securities convertible into shares of common stock at a conversion price of $10 per share, and the shares have a market value of $12, a Fund could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

For diversification purposes, credit-enhanced securities will not be treated as having been issued by the credit enhancer, unless a Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit-enhanced by the credit enhancer. In such cases, the securities will be treated as having been issued both by the issuer and the credit enhancer.

Credit Quality. The fixed income securities in which a Fund invests will be rated at least investment grade by an NRSRO. Investment grade securities are those that have received one of an NRSRO’s four highest ratings. Securities receiving the fourth highest rating (Baa by Moody’s or BBB by S&P or Fitch) have speculative characteristics, and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. The Money Market Funds are subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), and will follow the credit quality requirements of the Rule.

Demand Features. The Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit a Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events may also terminate a demand feature, in which case liquidity is also affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Depositary Receipts. ADRs are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative instruments (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in their respective Prospectuses, may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.

In the case of the Income Funds, financial futures contracts and options can be used as effective tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Funds in order to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or to the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

A Fund may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase or write call futures options and put futures options, to the extent specified herein or in its Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission, neither the Company nor any Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and they are not subject to registration or regulation as such under that Act.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark- to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to- market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in its Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Funds’ use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Funds may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, in which case that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well- conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in its Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the- counter market, and agreements, sometimes called cash puts, which may accompany the purchase or a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid in accordance with procedures established by the Board, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser or Sub- Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions are generally used by a Fund that may invest in foreign currency-denominated securities to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts are used for the purchase or sale of foreign currencies (Foreign Currency Futures) and will be used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, a Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Futures Contracts and Options. Futures contracts and options on securities, futures contracts and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (swap options).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Adviser or Sub-Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the Code), may limit a Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million (commodity pools and employee benefit plans must have assets exceeding $5 million). In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

That exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser or Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments at time of investment.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are to be announced mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Equity Securities are the fundamental unit of ownership in a company. The following describes the types of equity securities in which the Equity Funds invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund holding redeemable preferred stock may treat it as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. A Fund holding a warrant may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside the United States that trade on a foreign securities exchange or in a foreign market. Securities issued by corporations or other issuers domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Interfund Borrowing and Lending. The SEC has granted an order permitting the Funds to participate in the Corporation’s interfund lending program. This program allows the Funds to lend money to and borrow money from each other for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment polices and limitations. The Board is responsible for overseeing the interfund lending program.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities. When a Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. A Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Funds currently lend their portfolio securities through Marshall & Ilsley Trust Company N.A. (M&I Trust), as agent. The Funds and M&I Trust have received an order from the SEC that permits M&I Trust to charge, and the Funds to pay, market-based compensation for M&I Trust’s services as securities lending agent.

Securities Lending Risks. When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis. If this occurs, the Fund may lose certain investment opportunities. A Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. Dividends received by the Funds on the loaned securities are not treated as “qualified dividends” for tax purposes.

Leverage Risks. Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Mortgage-Backed Securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities. For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities. Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities may also issue taxable securities. Tax-exempt securities are generally classified by their source of payment.

General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Funds may invest in bonds subject to the federal AMT.

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANs: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANs: bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Federal National Mortgage Association (FNMA) or GNMA; and

•	participation, trust and partnership interests in any of the foregoing obligations.

Municipal Leases. A Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by a municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Geographic Diversification of the Intermediate Tax-Free Fund’s investments is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities and school districts as well as some revenue issues which meet the Fund’s acceptable quality criteria.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Temporary Investments. There may be times when market conditions warrant a defensive position (this rarely applies to the Money Market Funds). During these market conditions, each of the Funds may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities (with respect to the International Stock Fund). The Funds’ temporary investments must be of comparable quality to their primary investments.

Treasury Securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risk.

Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

FUNDAMENTAL INVESTMENT OBJECTIVES

•	Marshall Large-Cap Value Fund: to provide capital appreciation and above-average dividend income.

•	Marshall Large-Cap Growth Fund: to provide capital appreciation.

•	Marshall Mid-Cap Value Fund: to provide capital appreciation.

•	Marshall Mid-Cap Growth Fund: to provide capital appreciation.

•	Marshall Small-Cap Growth Fund: to provide capital appreciation.

•	Marshall International Stock Fund: to provide capital appreciation.

•	Marshall Government Income Fund: to provide current income.

•	Marshall Intermediate Bond Fund: to maximize total return consistent with current income.

•	Marshall Intermediate Tax-Free Fund: to provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

•	Marshall Short-Term Income Fund: to maximize total return consistent with current income.

•	Marshall Prime Money Market Fund: to provide current income consistent with stability of principal.

•	Marshall Government Money Market Fund: to provide current income with stability of principal.

•	Marshall Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.

The investment objectives of the Funds may not be changed by the Board without shareholder approval.

INVESTMENT LIMITATIONS

With respect to the Funds’ investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Funds will not issue senior securities except that each Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets (net assets in the case of the Money Market Funds, Short-Term Income Fund and Intermediate Bond Fund)

including the amounts borrowed; and except to the extent that a Fund is permitted to enter into futures contracts, options or forward contracts. Except for the International Stock Fund, a Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Except for the International Stock Fund, a Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities

The Funds will not lend any of their assets except portfolio securities. Except for the International Stock Fund, loans may not exceed one-third of the value of a Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, except for the Money Market Funds, a Fund may purchase and sell futures contracts and related options, and the International Stock Fund may also enter into forward contracts and related options.*

Investing in Real Estate

The Funds will not purchase or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Under this limitation, the Intermediate Tax-Free Fund will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, subject to a limit on investments in the guarantor of 10% of total assets.

*	The first sentence of this paragraph refers to physical commodities and contracts related to physical commodities; the second sentence refers to financial futures contracts and related options. Except for the Money Market Funds, which may not purchase or sell financial futures contracts or related options, there is no fundamental investment limitation regarding a Fund’s purchase or sale of financial futures contracts or related options.

Concentration of Investments

(Intermediate Tax-Free Fund only)

The Intermediate Tax-Free Fund will not invest 25% or more of the value of its total assets in any one industry, except that Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, the Intermediate Tax-Free Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

(All Other Funds)

A Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.

Underwriting

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted (the term restricted does not apply to the Intermediate Tax-Free Fund) securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

Tax Exempt Obligations

The Tax-Free Money Market Fund invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.

The Intermediate Tax-Free Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.

NON-FUNDAMENTAL LIMITATIONS

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities

The Funds will not invest more than 15% (10% for the Money Market Funds) of the value of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined by the Board to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Funds will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.

Asset Coverage (Government Money Market Fund Only)

In order to secure its obligations in connection with special transactions, the Fund will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Fund’s obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investing in Options

Except for bona fide hedging purposes, a Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

A Fund will not write call options in excess of 25% of the value of its total assets.

Regulatory Compliance

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Funds will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. For example, Rule 2a-7 generally prohibits the investment of more than 5% of the total assets of any of the Money Market Funds in the securities of any one issuer, although the Money Market Funds’ fundamental investment limitation only requires such 5% diversification with respect to 75% of the Funds’ assets. The Money Market Funds will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Money Market Funds may change these operational policies to reflect changes in the laws and regulations without shareholder approval.

OTHER INVESTMENT POLICIES

Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except the Intermediate Tax-Free Fund, Prime Money Market Fund and Tax-Free Money Market Fund) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days prior written notice of any changes to such policy as required by Rule 35d-1.

DETERMINING MARKET VALUE OF SECURITIES

USE OF THE AMORTIZED COST METHOD (MONEY MARKET FUNDS ONLY)

The Board has decided that the best method for determining the value of portfolio instruments for the Money Market Funds is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Money Market Funds’ use of the amortized cost method of valuing portfolio instruments depends on their compliance with the provisions of Rule 2a-7 promulgated by the SEC under the 1940 Act. Under the Rule, the Board must establish procedures reasonably designed to stabilize the net asset value (NAV) per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals.

Under the Rule, the Money Market Funds are permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days’ notice or (2) at specified intervals not exceeding 397 days on no more than 30 days’ notice. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.

Monitoring Procedures. The Board’s procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions. The Rule requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and have received the requisite rating from one or more NRSROs. If the instruments are not rated, the Board must determine that they are of comparable quality. The Rule also requires the Funds to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable NAV of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days can be purchased by the Funds.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Money Market Funds will invest their available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Funds will meet these same criteria and will have investment policies consistent with the Rule.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

MARKET VALUES (ALL OTHER FUNDS)

Market values of portfolio securities are determined as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•	for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	for municipal bonds, by an independent pricing service;

•	in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors.

A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Committees of the Board.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the International Stock Fund values foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If it is determined, based upon certain triggers, that the closing price of a foreign security held by the Fund is unreliable, such security will be priced using factors provided by an independent pricing service approved by the Board (Factors). If an appropriate Factor is not available for pricing of the security, the security will be priced at the latest closing price on the principal exchange on which it is traded.

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectuses, shares of each class of the Funds are sold at their public offering price (i.e., their NAV plus a sales charge, if applicable) on days the NYSE is open for business. The procedure for purchasing shares is explained in the Prospectuses under “How to Buy Shares.”

HOW ARE THE FUND SHARES SOLD?

Grand Distribution Services, LLC, located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 (the Distributor), serves as the principal distributor of the Funds’ shares. Under a Distribution Agreement with the Funds and M&I Trust, the Distributor offers the Funds’ shares on a continuous, best-efforts basis.

SALES CHARGE REALLOWANCE (ADVISOR CLASS ONLY)

Sales of Advisor Class shares are subject to a front-end sales charge, which may be reallowed, as a sales commission, to broker/dealers, investment professionals or financial institutions (Authorized Dealers) of record as a percentage of the purchase price. MIS retains a portion of the sales charge for sales support services. Typically, the Authorized Dealers of record will receive the following amounts from the sales charge on such sales:

Equity Funds

Purchase Amount	Typical Dealer Concession as a % of Public Offering Price
Up to $24,999	5.00%
$ 25,000 – $ 49,999	4.25%
$ 50,000 – $ 99,999	3.75%
$100,000 – $249,999	2.75%
$250,000 – $499,999	2.00%
$500,000 – $749,999	1.60%
$750,000 – $999,999	1.20%
$1 million or greater	1.00%*

Income Funds (except the Short-Term Income Fund)

Purchase Amount	Typical Dealer Concession as a % of Public Offering Price
Up to $99,999	3.00%
$100,000 – $249,999	2.75%
$250,000 – $499,999	2.00%
$500,000 – $749,999	1.60%
$750,000 – $999,999	1.20%
$1 million or greater	1.00%*

Short-Term Income Fund

Purchase Amount	Typical Dealer Concession as a % of Public Offering Price
Up to $999,999	1.60%
$1 million or greater	1.00	%*

*	The concession is paid by the Adviser on sales of $1 million or more made during a 12-month period.

The amount reallowed to an Authorized Dealer may be changed from time to time.

12B-1 PLAN (PRIME MONEY MARKET FUND ONLY)

Prior to November 1, 2005, the Advisor Class shares of the Funds were subject to a compensation-type distribution plan adopted by the Corporation pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the Plan). The Board terminated the Plan with respect to all of the Funds other than the Prime Money Market Fund effective November 1, 2005. The Plan authorizes payments by the Prime Money Market Fund at an annual rate of 0.30% of the average daily net asset value of the Advisor Class shares of the Fund (Plan Shares). The Plan provides that the Distributor shall act as the distributor of Plan Shares, and it permits the payment of fees to brokers (including M&I Brokerage Services, an affiliate of the Adviser), dealers and administrators for distribution and/or administrative services. The Plan is designed to stimulate brokers, dealers and administrators to provide distribution and/or administrative support services to the Fund and holders of Plan Shares. These services are to be provided by representatives who have knowledge of the shareholders’ particular circumstances and goals, and include, but are not limited to: (1) providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; (2) processing purchase and redemption transactions and automatic investment of client account cash balances; (3) answering client inquiries regarding the Plan Shares; (4) assisting clients in changing dividend options, account designations, and addresses; and (5) providing such other services as the Fund reasonably requests.

Other benefits of the Plan include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Plan Shares by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Plan Shares and prompt responses to shareholder requests and inquiries concerning their accounts.

For the fiscal year ended August 31, 2006, the Advisor Class shares of the Funds paid the following fees under the Plan:

Fund	12b-1 Fee*
Large-Cap Value Fund	$4,923
Large-Cap Growth Fund	$3,671
Mid-Cap Value Fund	$5,128
Mid-Cap Growth Fund	$1,975
Small-Cap Growth Fund	$2,571
International Stock Fund	$2,143
Government Income Fund	$2,737
Intermediate Bond Fund	$2,938
Short-Term Income Fund	$1,176
Prime Money Market Fund	$244,896

*	The Advisor Class shares of each Fund paid a fee at an annual rate of 0.25% (0.30% in the case of the Prime Money Market Fund) of the Fund’s average daily net asset value during this period.

All of the above amounts paid by the Funds pursuant to the Plan were spent on dealer compensation.

SHAREHOLDER SERVICES (CLASS Y AND CLASS A SHARES ONLY)

M&I Trust, through its division MIS, is the shareholder servicing agent for the Funds. As such, MIS provides shareholder services which include, but are not limited to, distributing Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.

The Funds may pay M&I Trust for providing shareholder services and maintaining shareholder accounts. M&I Trust may select others to perform these services for their customers and may pay them fees.

For the fiscal year ended August 31, 2006, the Investor Class and Advisor Class shares of the Funds paid the following shareholder services fees and MIS waived the following amounts:

Fund	Shareholder Services Fee Paid/Shareholder Services Fee Waived
	Class Y	Class A
Large-Cap Value Fund	$806,058/$0	$30,065/$ 4,923
Large-Cap Growth Fund	$573,188/$0	$22,485/$ 3,671
Mid-Cap Value Fund	$1,622,747/$0	$32,341/$ 5,128
Mid-Cap Growth Fund	$443,848/$0	$12,025/$ 1,975
Small-Cap Growth Fund	$441,807/$0	$17,041/$ 2,571
International Stock Fund	$540,355/$0	$16,310/$ 2,285
Government Income Fund	$1,316,423/$ 1,211,109	$16,123/$ 2,737
Intermediate Bond Fund	$1,649,472/$ 1,517,514	$16,938/$ 2,938
Intermediate Tax-Free Fund	$210,564/$ 193,719	N/A
Short-Term Income Fund	$313,481/$ 288,402	$6,878/$ 1,176
Prime Money Market Fund	$5,529,213/$0	$204,080/$0
Government Money Market Fund	$269,850/$0	N/A
Tax-Free Money Market Fund(1)	$455,530/$0	N/A

HOW TO BUY SHARES

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES (CLASS A SHARES ONLY)

As described in the Prospectus for the Advisor Class shares, larger purchases of the Advisor Class shares reduce or eliminate the sales charge paid. For example, the Funds will combine all the Advisor Class shares purchases made on the same day by the investor, the investor’s spouse, and the investor’s children under age 21 when they calculate the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If additional Advisor Class shares are purchased, the Funds will consider the previous purchases still invested in the Funds. For example, if a shareholder already owns the Advisor Class shares of an Equity Fund having a current value of $40,000 and he purchases $10,000 of additional shares, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.75%.

The Funds also will consider purchases of shares of certain other mutual funds held at M&I Brokerage Services. For example, if a shareholder purchases shares of a certain mutual fund having a current value of $40,000 and then purchases the Advisor Class shares of a Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Advisor Class shares purchase based on the other mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.

To receive the sales charge reduction, M&I Brokerage Services must be notified by the shareholder in writing or by his investment professional or financial institution at the time the purchase is made that the Advisor Class shares are already owned or that purchases are being combined. The Funds will reduce or eliminate the sales charge after they confirm the purchases.

CONCURRENT PURCHASES (CLASS A SHARES ONLY)

Shareholders have the privilege of combining concurrent purchases of the Advisor Class shares of two or more Marshall Funds in calculating the applicable sales charge.

To receive a sales charge reduction or elimination, MIS must be notified by the shareholder in writing or by his/her investment professional or financial institution at the time the concurrent purchases are made. The Funds will reduce or eliminate the sales charge after they confirm the purchases.

LETTER OF INTENT (CLASS A SHARES ONLY)

A shareholder can sign a letter of intent committing to purchase a certain amount of the same Advisor Class shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase the Advisor Class shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Advisor Class shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE

The reinvestment privilege is available for all shares of the Funds within the same share class.

The Advisor Class shareholders who redeem from a Fund may reinvest the redemption proceeds back into the Fund’s Advisor Class shares at the next determined NAV without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 90 days.

In addition, if shares were reinvested through an investment professional or financial institution, the investment professional or financial institution would not be entitled to an advanced payment from M&I Brokerage Services on the reinvested shares, if otherwise applicable. M&I Brokerage Services must be notified by the shareholder in writing or by his/her investment professional or financial institution of the reinvestment in order to eliminate a sales charge or a contingent deferred sales charge. If a shareholder redeems shares in a Fund, there may be tax consequences.

EXCHANGING SECURITIES FOR SHARES

You may contact the Funds to request a purchase of shares in an exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

REDEMPTION IN KIND

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date.

In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

VOTING AND DISTRIBUTION RIGHTS

Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Corporation, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation’s By-laws provide that each director shall hold office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders. Consequently, the Corporation holds annual meetings of shareholders to elect directors every five years, unless more frequent meetings are required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and are transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided under former WBCL Section 180.0622(2)(b) with respect to certain obligations incurred by the Corporation prior to June 14, 2006. Former Section 180.0622(2)(b) of the WBCL provided that holders of common stock of a corporation could be assessed up to the par value of their shares to satisfy the obligations of the corporation to its employees for services performed for the corporation, but not exceeding six months’ service in any one case. Certain Wisconsin courts interpreted “par value” to mean the full amount paid upon the purchase of shares of common stock. Pursuant to 2005 Wisconsin Act 474, Section 180.0622(2)(b) of the WBCL was repealed effective June 14, 2006 and is not applicable to obligations incurred by the Corporation on or after such date. Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock except the right to receive a certificate evidencing such fractional shares.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of September 30, 2006, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of a Fund’s outstanding Investor Class, Advisor Class and/or Institutional Class shares:

Fund	Class	Name and Address	Number of Shares	Percent of Class
Marshall Prime Money Market Fund	I	Maril & Co.* Marshall & Ilsley Trust Company N.A. 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	923,245,119.50	54%

	I	M&I Marshall & Ilsley Bank-SSC c/o M&I Support Services P.O. Box 1119 Appleton, WI 54912-1119	169,518,430.01	10%

	I	Aurora Health Care Inc. P.O. Box 343910 Milwaukee, WI 53234-3910	133,780,069.82	8%

	I	The Bank of New York TTEE Hare & Co. One Wall Street New York, NY 10286-0001	125,717,668.84	7%

	I	Wabanc & Co. 11270 West Park Place Suite 400 PPW-08-WM Milwaukee, WI 53224-3623	89,671,895.72	5%

	Y	Maril and Co.* 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	1,803,384,648.12	74%

	Y	M&I SCC Milwaukee c/o M&I Support Services P.O. Box 1119 Appleton, WI 54912-1119	223,576,463.87	9%

	A	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	71,707,091.11	75%

	A	Omnibus Sweep Taxable* M&I Bank c/o BSS AP P.O. Box 1119 Appleton, WI 54912-1119	6,436,572.64	7%

Marshall Short Term Income Fund	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-Wm Milwaukee, WI 53224-3623	6,574,864.95	47%

Fund	Class	Name and Address	Number of Shares	Percent of Class
	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	5,810,156.22	42%

Marshall Intermediate Bond Fund	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	30,923,174.98	41%

	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	23,775,469.78	31%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	12,601,345.07	17%

Marshall Large-Cap Growth Fund	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	8,080,199.85	46%

	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	4,081,899.63	23%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-Wm Milwaukee, WI 53224-3623	2,232,941.70	13%

Marshall Government Income Fund	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	24,275,808.41	38%

	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	13,326,551.33	21%

Marshall Large-Cap Value Fund	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	8,507,182.84	37%

Fund	Class	Name and Address	Number of Shares	Percent of Class
	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	7,148,157.50	31%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	5,080,281.35	22%

	Y	Maril & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	1,366,055.35	6%

Marshall Mid-Cap Growth Fund	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	5,004,987.09	42%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	4,037,234.30	34%

	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	2,003,147.29	17%

Marshall Mid-Cap Value Fund	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	14,840,447.53	38%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	7,416,097.97	19%

	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	6,512,836.78	17%

	Y	Charles Schwab & Co., Inc.* Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	3,749,481.53	10%

Fund	Class	Name and Address	Number of Shares	Percent of Class
Marshall International Stock Fund	I	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	6,763,440.42	58%

	I	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	4,278,807.85	36%

	Y	Vallee* Marshall & Ilsley Trust Company N.A. 11270 West Park Place Milwaukee, WI 53224-3623	5,867,444.72	41%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	4,497,910.16	31%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	2,431,804.40	17%

	A	Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	35,468.10	8%

	A	Maril & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	33,414.53	7%

	A	Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	28,848.60	6%

Marshall Intermediate Tax-Free Fund	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	5,753,732.49	72%

	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	1,304,575.40	16%

	Y	Maril & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	472,765.59	6%

Fund	Class	Name and Address	Number of Shares	Percent of Class
Marshall Short-Term Income Fund	A	Emma Mae Wiseley Trust c/o Marshall & Ilsley Trust Company N.A. 1 East Camelback Road Phoenix, AZ 85012	19,513.05	7%

Marshall Tax Free Money Market Fund	I	Maril & Co.* 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	84,668,298.76	87%

	I	Maril & Co.* FBO United Bank & Trust Tecumceh 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	6,419,370.54	7%

	I	Oldenburg Group Inc. 1717 West Civic Dr. Glendale, WI 53209-4433	5,698,078.42	6%

	Y	Maril & Co.* 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	132,468,824.58	69%

	Y	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	17,359,376.66	9%

Marshall Government Money Market Fund	I	Maril & Co.* Marshall & Ilsley Trust Company N.A. 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	45,856,863.22	64%

	I	M&I Custody of Nevada Inc.* Custodian FBO ASBC Investment Corporation 3993 Howard Hughes Parkway Suite 100 Las Vegas, NV 89169-5967	20,704,090.25	29%

	I	Maril & Co.* FBO United Bank & Trust Tecumceh 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	5,241,122.45	7%

	Y	M&I Custody of Nevada Inc.* Custodian FBO Home Investments Inc. 3993 Howard Hughes Parkway Suite 100 Las Vegas, NV 89169-5967	39,144,960.25	26%

	Y	Maril & Co.* Marshall & Ilsley Trust Company N.A. 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	12,892,454.87	9%

Fund	Class	Name and Address	Number of Shares	Percent of Class
	Y	M&I Custody of Nevada Inc.* Custodian FBO Pulaski Capital Corporation 3993 Howard Hughes Parkway Suite 100 Las Vegas, NV 89169-5967	8,258,926.15	5%

Marshall Small-Cap Growth Fund	Y	Mitra & Co.* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	5,812,315.94	49%

	Y	Vallee* Marshall & Ilsley Trust Operations 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	3,237,383.68	27%

	Y	Mitra & Co.* 11270 West Park Place Suite 400- PPW-08-WM Milwaukee, WI 53224-3623	1,422,859.83	12%

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Any person that beneficially owns more than 25% of the outstanding shares of a Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

As of September 30, 2006, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of each Fund’s outstanding shares.

WHAT ARE THE TAX CONSEQUENCES?

This section is not intended to be a full discussion of income tax laws. Please consult your own tax advisor regarding federal, state or local tax considerations.

FEDERAL INCOME TAX

Each Fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a Fund fails to qualify as a “regulated investment company” under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. In addition, if the Fund fails to distribute a sufficient amount of its ordinary income and capital gains, it will be subject to a 4% excise tax on a portion of its undistributed ordinary income and capital gains.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by each Fund.

To the extent a Fund is unable to use its capital losses, it may be entitled to a capital loss carry-forward, which may reduce the taxable gain that the Fund would realize and to which the shareholder would be subject in the future.

The dividends received deduction for shareholders who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Equity Funds if the Equity Funds were a regular corporation, and to the extent designated by the Equity Funds as so qualifying. No portion of any ordinary income distributions paid by the other Funds is eligible for the dividends received deduction available to corporations.

Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains. Currently, the maximum tax rate on ordinary income is 35%, while the maximum tax rate on long-term capital gains is 15%.

Distributions of the Intermediate Tax-Free Fund and Tax-Free Money Market Fund will primarily consist of exempt interest dividends which are generally exempt from regular federal income tax. Either Fund may, however, also distribute long-term capital gains and/or investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any. A shareholder may owe tax on certain distributions, which otherwise might be tax-exempt, if the federal AMT applies to the shareholder. Each Fund will be qualified to distribute tax-exempt interest dividends for any taxable year if, at the close of each quarter of the taxable year, at least 50% of the value of the Fund’s assets consists of securities described under Section 103 of the Code. Each Fund intends to continue to satisfy this Code requirement. The aggregate dividends excludable from the federal gross income of a Fund’s shareholders may not exceed the Fund’s net tax-exempt income.

Distributions representing net interest earned on certain “private activity” municipal bonds may be included in calculating the federal AMT for individuals or the federal AMT for corporations. Distributions of the Intermediate Tax-Free Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

Purchasing shares shortly before a distribution may not be advantageous. Since such shares are unlikely to substantially appreciate in value in the short period before the distribution, if the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

You will not be allowed a deduction for any interest expense paid with respect to indebtedness incurred or continued in order to purchase or carry shares of a Fund to the extent the indebtedness relates to exempt-interest distributions from the Fund.

Redemption of Fund shares may result in a taxable gain or loss to a shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund will have similar tax consequences.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, interest and dividends received by the Fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Corporation intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign companies, they may constitute Passive Foreign Investment Companies ( PFICs). There are several elections available under federal law to determine how the Fund’s shareholders will be taxed on PFIC investments. Depending upon the election the Fund selects, the Fund’s shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though a disposition of the PFIC investment does not occur during such year, and/or the Fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments.

If more than 50% of the value of a Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The Corporation expects that only the International Stock Fund will qualify for these Code provisions.

STATE AND LOCAL TAXES

Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue, and you should consult your tax adviser for specific details regarding the status of your account under state and local tax laws, including treatment of distributions as income or return of capital.

CAPITAL GAINS

Capital gains, when realized by the Funds, could result in an increase in distributions. Capital losses could result in a decrease in distributions. When a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

WITHHOLDING

If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Generally, tax-exempt dividends are not subject to back-up withholding.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on their U.S. source income. This withholding rate may be lower under the terms of a tax convention. Effective December 31, 2004, certain distributions of short-term capital gains and qualified interest income of a Fund are no longer subject to such withholding.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

WHO MANAGES THE FUNDS?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers, except those reserved for the shareholders. Directors of the Corporation, together with information regarding their age, business experience during the past five years, and other information are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Pursuant to the Corporation’s By-Laws, a director holds office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders. Each director with an asterisk (*) is deemed to be an “interested person,” as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Funds are referred to in this SAI as “independent directors.” The Corporation, which currently consists of thirteen separate portfolios or funds, is the only investment company in the Fund Complex.

INTERESTED DIRECTORS

Name and Age (as of 8/31/06)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 49	Director and President	2004-2009; since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	13	None

Kenneth C. Krei* Age: 56	Director	2004-2009; since July 2004	Chairman of M&I Brokerage Services, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Executive Vice President, Investment Advisors at Fifth Third Bancorp, from 2001 to 2003; Executive Vice President, Investment and Insurance Services at Old Kent Financial Corporation, from 1998 to 2001.	13	None

*	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTORS

Name and Age (as of 8/31/06)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 64	Independent Director	2006-2011; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005; Consultant, Gold Bank Funds, from 2000 to 2001.	13	None

Benjamin M. Cutler Age: 61	Independent Director	2004-2009; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2003.	13	None

John DeVincentis Age: 72	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer) from 1972 to 1993.	13	None

John A. Lubs Age: 58	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	13	None

James Mitchell Age: 59	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), since 2004; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), since 2001; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	13	None

Barbara J. Pope Age: 58	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; prior to 1992, Tax Partner, Price Waterhouse.	13	None

OFFICERS

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table.

PRINCIPAL OFFICERS

Name and Age (as of 8/31/06)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 33	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006; Financial Services Audit Manager, PricewaterhouseCoopers LLP, from January 2000 to February 2006.

John D. Boritzke Age: 50	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.

Daniel Eyre Age: 38	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since June 2004	Manager, MIS, a division of M&I Trust, since April 2004; Programmer and Analyst, Metavante Corporation (a banking and payments technology provider), from July 2000 to April 2004.

William A. Frazier Age: 50	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.

Jeffrey O. Himstreet Age: 39	Secretary	Re-elected by the Board annually; since October 2005	General Counsel of M&I Wealth Management, a division of Marshall & Ilsley Corporation (a bank holding company), since August 2005; Partner, Bingham McCutchen LLP (a law firm), from December 2003 to August 2005; Associate Attorney, Bingham McCutchen LLP, from August 2000 to December 2003.

Angela M. Palmer Age: 34	Chief Compliance Officer	Re-elected by the Board annually; since August 2006	Chief Compliance Officer of the Adviser since June 2006; Vice President of M&I Trust since June 2006; Chief Compliance Officer, Secretary and Assistant Treasurer, Wasatch Funds, Inc., from September 2004 to May 2006; Director of Compliance, Wasatch Advisors, Inc., from May 2004 to May 2006; Vice President, Wasatch Advisors, Inc., from November 2004 to May 2006; Senior Compliance Administrator, Wasatch Advisors, Inc., from April 2003 to April 2004; Administration Services Manager, UMB Fund Services, Inc., from December 1999 to April 2003.

COMMITTEES OF THE BOARD

The standing committees of the Board are the Audit Committee and the Nominating Committee. These committees are comprised solely of independent directors.

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	John DeVincentis (Chair) Larry D. Armel(1) Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope	The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee retains the independent auditors to audit the financial statements of each Fund; meets with the independent auditors periodically to review the results of the audits and reports their results to the full Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds.	Two

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	John DeVincentis Larry D. Armel(1) Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope	The Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for directors.	Two

(1)	Mr. Armel became a member of the Audit and Nominating Committees effective September 1, 2006.

The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.

The Board has also established a Pricing Committee, which is not a committee of the Board. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, which determinations are subsequently reported to the full Board. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Funds’ sub-administrator.

COMPENSATION OF DIRECTORS

The following table shows the fees paid to the independent directors by the Corporation for the fiscal year ended August 31, 2006. The Corporation does not pay any fees to its interested directors or officers. Ms. Palmer receives compensation from the Adviser for her services as Chief Compliance Officer of the Corporation. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses.

Name	Aggregate Compensation From each Fund(1)	Pension or Retirement Benefits Accrued as Part of Each Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors (2)
Larry D. Armel(3)	$0	$0	$0	$0
Benjamin M. Cutler	$40,000	$0	$0	$40,000
John DeVincentis	$40,000	$0	$0	$40,000
John A. Lubs	$40,000	$0	$0	$40,000
James Mitchell	$40,000	$0	$0	$40,000
Barbara J. Pope	$40,000	$0	$0	$40,000

(1)	Each Fund pays a pro rata share of the total compensation received by each independent director.
(2)	The Marshall Funds consist of one open-end registered investment company consisting of 13 portfolios.
(3)	Mr. Armel became a member of the Board effective September 1, 2006 and accordingly did not receive any compensation with respect to fiscal 2006.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE MARSHALL FUNDS FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund(2)	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies

John M. Blaser	Large-Cap Value Large-Cap Growth Mid-Cap Growth Mid-Cap Value Small-Cap Growth International Stock Intermediate Bond Prime Money Market Tax-Free Money Market	over $100,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000 over $100,000 $10,001-$50,000 $1-$10,000 Over $100,000	over $100,000

Benjamin M. Cutler	International Stock Small-Cap Growth Government Money Market	over $100,000 over $100,000 over $100,000	over $100,000

John DeVincentis	International Stock Large-Cap Growth Prime Money Market Tax-Free Money Market	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	over $100,000

Kenneth C. Krei	Tax- Free Money Market	over $100,000	over $100,000

John A. Lubs	Large-Cap Value Mid-Cap Growth Mid-Cap Value	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000	$50,001-$100,000

James Mitchell	Mid-Cap Value Small-Cap Growth International Stock Prime Money Market	over $100,000 over $100,000 $10,001- $50,000 over $100,000	over $100,000

Barbara J. Pope	Large-Cap Growth Mid-Cap Value Mid-Cap Growth Small-Cap Growth Prime Money Market Tax-Free Money Market	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 over $100,000	over $100,000

(1)	Share ownership information for Mr. Armel is not provided because he was not a member of the Board as of December 31, 2005.
(2)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

ADVISER TO THE FUNDS

The Funds’ investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin. The Adviser conducts investment research and makes investment decisions for the Funds, except for the International Stock Fund for which the Adviser performs oversight of the Fund’s Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a bank holding company headquartered in Milwaukee, Wisconsin. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have.

As compensation for its advisory services under the investment advisory agreement with the Corporation, each of the Funds pays the Adviser, on a monthly basis, an annual management fee based on the percentage of the average daily net asset value of the Fund (ADNA) as follows:

Fund	Annual Fee as % of ADNA
Large-Cap Value Fund	0.75
Large-Cap Growth Fund	0.75
Mid-Cap Value Fund	0.75
Mid-Cap Growth Fund	0.75
Small Cap Growth Fund	1.00
International Stock Fund	1.00
Government Income Fund	0.75
Intermediate Bond Fund	0.60
Intermediate Tax-Free Fund	0.60
Short-Term Income Fund	0.60
Prime Money Market Fund	0.15
Government Money Market Fund	0.20
Tax-Free Money Market Fund	0.20

From time to time, the Adviser may voluntarily waive any portion of its management fee for a Fund.

For the fiscal periods ended August 31, 2006, 2005 and 2004, the Adviser was entitled to receive the following advisory fees and waived the indicated amounts:

Advisory Fee/ Advisory Fee Waived
For the Fiscal Year Ended
Fund	2006	2005	2004
Large-Cap Value Fund	$2,508,368/$0	$2,666,696/$0	$2,765,597/$0
Large-Cap Growth Fund	$1,787,019/$0	$1,930,378/$0	$2,054,401/$0
Mid-Cap Value Fund	$4,965,264/$0	$4,248,462/$0	$2,881,390/$0
Mid-Cap Growth Fund	$1,367,619/$0	$1,375,702/$0	$1,801,043/$0
Small-Cap Growth Fund	$1,835,391/$0	$1,529,589/$0	$1,281,914/$0
International Stock Fund	$3,904,696/$70,000	$4,562,375/$70,000	$4,135,034/$70,001
Government Income Fund	$3,997,638/$533,018	$3,018,459/$402,461	$2,736,611/$364,881

Advisory Fee/ Advisory Fee Waived
For the Fiscal Year Ended
Fund	2006	2005	2004
Intermediate Bond Fund	$3,999,383/$399,939	$3,807,479/$380,748	$3,842,012/$384,201
Intermediate Tax-Free Fund	$505,355/$227,410	$556,270/$250,274	$601,927/$270,867
Short-Term Income Fund	$768,859/$435,687	$902,810/$511,591	$930,760/$527,431
Prime Money Market Fund	$6,009,650/$1,602,573	$5,261,415/$1,403,044	$5,071,678/$1,184,885
Government Money Market Fund	$383,530/$324,117	$362,066/$329,539	$61,825/$53,895(1)
Tax-Free Money Market Fund	$509,844/$330,543	$243,608/$172,527(2)	N/A

(1)	The fees paid by the Fund are for the period from May 17, 2004, the date on which the Fund began operations, to August 31, 2004, the end of the Fund’s fiscal year.
(2)	The fees paid by the Fund are for the period from September 22, 2004, the date on which the Fund began operations, to August 31, 2005, the end of the Fund’s fiscal year.

SUB-ADVISERS TO THE INTERNATIONAL STOCK FUND

Trilogy and Acadian are the sub-advisers to the International Stock Fund. It is the Adviser’s responsibility to select sub-advisers for the International Stock Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser is also responsible for conducting all operations of the International Stock Fund, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. Trilogy and Acadian have complete discretion to purchase, manage and sell portfolio securities for their respective portfolios of the International Stock Fund, subject to the International Stock Fund’s investment goal, policies and limitations.

For their respective services under the subadvisory agreements, (i) Trilogy receives a fee at the annual rate of 0.40% of the average daily net assets of the portion of the International Stock Fund’s assets it manages and (ii) Acadian receives a fee at the annual rate of 0.55% of the average daily net assets of the portion of the International Stock Fund’s assets it manages up to $100 million in net assets and 0.40% of the average daily net assets above $100 million. Trilogy and Acadian are paid by the Adviser and not by the International Stock Fund.

Trilogy provides portfolio management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals, and other institutions located principally in Canada and the United States, and is an investment adviser registered with the SEC. Trilogy is the successor to a Delaware limited liability partnership, BPI Global Asset Management LLP (BPI), which managed the Fund’s entire portfolio from 1999 until September 1, 2005.

•	On August 15, 2005, shareholders approved a new subadvisory agreement between the Adviser and BPI together with a new subadvisory agreement between the Adviser and Acadian.

Acadian is a Massachusetts corporation and an investment adviser registered with the SEC. It has been providing investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a Delaware limited liability company and a wholly owned subsidiary of Old Mutual (US) Holdings Inc., a Delaware holding company. Old Mutual (US) Holdings Inc. is owned by OM Group (UK) Limited, a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Funds’ respective Prospectuses, each portfolio manager (except as noted below) listed in the following table is solely responsible for the day-to-day management of one or more portfolios of the Marshall Funds and is primarily responsible for the day-to-day management of the other accounts set forth in the following table. In the case of the Large-Cap Value Fund, Mid-Cap Growth Fund and Small-Cap Growth Fund, each portfolio manager listed below is jointly responsible for the day-to-day management of the applicable Funds. In the case of the International Stock Fund, the portion of the portfolio sub-advised by Trilogy is solely managed by one portfolio manager and the portion of the portfolio sub-advised by Acadian is jointly managed by two portfolio managers. Unless noted otherwise, none of the Adviser’s or Sub-Advisers’ mutual fund clients pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers

As of August 31, 2006

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance –Based Fees ($)	Number	Total Assets ($)	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees ($)
Large-Cap Value Fund
Daniel P. Brown	0	0	2*	19.2 million	2	19.2 million	787*	672 million	0	0
Robert G. Cummisford	0	0	2*	19.2 million	2	19.2 million	783*	661.6 million	0	0

Large-Cap Growth Fund
Mary R. Linehan	0	0	0	0	0	0	0	0	0	0
Mid-Cap Value Fund
Matthew B. Fahey	0	0	0	0	0	0	135	69.3 million	0	0

Mid-Cap Growth Fund

Small-Cap Growth Fund
Kenneth S. Salmon	0	0	0	0	0	0	52*	24.8 million	0	0
James A. Stark	0	0	0	0	0	0	52*	24.8 million	0	0

International Stock Fund
William Sterling (Trilogy)	0	0	9*	243.9 million	0	0	44*	6.9 billion	0	0
Brian K. Wolahan (Acadian)(1)	15(2)	4.3 billion(2)	49*	8.5 billion	4	392 million	127*	36.9 billion	24	13.4 billion
Charles H. Wang (Acadian)(1)	15(2)	4.3 billion(2)	49*	8.5 billion	4	392 million	127*	36.9 billion	24	13.4 billion

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance –Based Fees ($)	Number	Total Assets ($)	Number with Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees ($)
Government Income Fund

Intermediate Bond Fund
Jason D. Weiner	0	0	0	0	0	0	33	709.2 million	0	0

Intermediate Tax-Free Fund
John D. Boritzke	0	0	3	166.4 million	0	0	58	352 million	0	0

Short-Term Income Fund
Richard M. Rokus	2	785 million	0	0	0	0	33*	481 million	0	0

*	Includes account(s) managed jointly with other portfolio manager(s).
(1)	Acadian’s portfolio managers function as a team and are not segregated along product lines or by client type. A team of eleven portfolio managers works jointly on all accounts and the data shown in this table reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.
(2)	One of the accounts, with total assets of $2.14 billion, pays a performance-based fee.

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including a Fund.

To address and manage these potential conflicts of interest, each of the Adviser, Acadian and Trilogy has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

Compensation of Portfolio Managers

Adviser

Compensation for the Adviser’s portfolio managers generally consists of a base salary, a performance bonus and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on his or her level of experience and responsibilities in accordance with industry standards and competitive factors. A portfolio manager’s performance bonus is determined primarily in relation to the pre-tax investment performance of the accounts, including the Funds, under his or her management. Performance is measured relative to the long- and short-term performance of an index assigned to each Fund and account, measured on a one- and three-year basis, with greater weight given to long-term performance. With respect to the portion of compensation received for managing the Funds, each portfolio manager’s performance is measured against the index set forth in the following table:

Fund	Index
Marshall Large-Cap Value Fund	Lipper Large Cap Value Funds Index
Marshall Large-Cap Growth Fund	Lipper Large-Cap Growth Funds Index
Marshall Mid-Cap Value Fund	Lipper Mid-Cap Value Funds Index
Marshall Mid-Cap Growth Fund	Lipper Mid-Cap Growth Funds Index
Marshall Small-Cap Growth Fund	Lipper Small-Cap Growth Funds Index
Marshall Government Income Fund	Lipper U.S. Mortgage Funds Index
Marshall Intermediate Bond Fund	Lipper Short/Intermediate Investment Grade Debt Funds Index
Marshall Intermediate Tax-Free Fund	Lipper Intermediate Municipal Debt Funds Index
Marshall Short-Term Income Fund	Lipper Short-Term Investment Grade Debt Funds Index
Marshall Prime Money Market Fund	Lipper Money Market Funds Index
Marshall Government Money Market Fund	Lipper U.S. Government Money Market Funds Index
Marshall Tax-Free Money Market Fund	Lipper Tax Exempt Money Market Fund Index

In addition, portfolio managers are eligible to participate in a bonus pool, which is based on the percentage of revenues generated by the assets managed by the Adviser. Payments under the bonus pool are discretionary as determined by the Adviser’s Chief Investment Officer and Director of Equity Research or Director of Fixed Income Research, as applicable. The Chief Investment Officer may also authorize additional incentive compensation to certain portfolio managers who provide significant assistance to the Adviser in creating new institutional investor relationships. In order to attract and retain experienced and talented individuals, the Adviser also may offer certain portfolio managers stock options in Marshall & Ilsley Corporation, the Adviser’s parent company, and/or certain perquisites, such as reimbursement of club membership dues. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Acadian

Compensation for Acadian’s investment professionals is not tied to the performance of a specific portfolio but is reflective of each individual’s contribution to the investment team as a whole. Investment professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager’s base salary to be competitive in light of the individual’s experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Overall firm profitability, including the profitability of Acadian’s parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian’s investment professionals are rewarded based on the extent to which client objectives are met (in terms of Acadian’s performance and other goals as well as client’s service expectations), teamwork, contributions of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.

Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. The value of the shares in the pool is based upon a 20% share in Acadian’s growth in profitability over a period of time. Eligibility is based on an individual’s level of contribution to the firm’s objectives and his or her tenure with the firm.

Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Trilogy

The elements of total compensation for Trilogy portfolio managers are a fixed base salary and a variable annual performance cash incentive award. In addition, long term non-cash incentives such as equity ownership and stock options may be awarded from time to time. Furthermore, each senior portfolio manager is an equity stakeholder with Trilogy, which ensures minimal turnover and full participation in the success of the business. The base salary portion of total compensation for portfolio managers represents a relatively small portion of total compensation for the portfolio managers. Compensation is structured in this way to create strong incentives for overall portfolio manager performance.

The portfolio manager for the International Stock Fund is the Chief Investment Officer (CIO) and the principal equity stakeholder in Trilogy. A portion of the CIO’s compensation is fixed (base salary) with the remainder of his compensation being variable. As an equity stakeholder, the CIO receives a variable compensation that is equivalent to a pro-rata share of the bonus pool that remains after the payment of bonuses to the non-equity stakeholders at year end. Such remaining bonus pool is equally divided among all equity stakeholders who are also employees.

Trilogy utilizes industry compensation surveys such as McLagan to ensure that its compensation structure is in line with other firms in the industry, allowing them to hire and retain experienced and talented personnel. No material differences exist between the compensation structure that exists for portfolio managers responsible for mutual fund accounts and that of portfolio managers responsible for other types of accounts.

Ownership of Fund Shares by Portfolio Managers

As of August 31, 2006, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below:

Fund/Portfolio Manager	Dollar Range of Shares Owned
Large-Cap Value Fund
Daniel P. Brown	$100,001 - $500,000
Robert G. Cummisford	$50,001 - $100,000

Large-Cap Growth Fund
Mary R. Linehan	$10,001 - $50,000

Mid-Cap Value Fund
Matthew B. Fahey	$10,001 - $50,000

Mid-Cap Growth Fund
Kenneth S. Salmon	$50,001 - $100,000
James A. Stark	$10,001 - $50,000

Small-Cap Growth Fund
Kenneth S. Salmon	$1 – $10,000
James A. Stark	$100,001 - $500,000

International Stock Fund
William Sterling ( Trilogy)	None
Brian K. Wolahan (Acadian)	None
Charles H. Wang (Acadian)	None

Government Income Fund
Jason D. Weiner	None

Intermediate Bond Fund
Jason D. Weiner	None

Intermediate Tax-Free Fund
John D. Boritzke	None

Short-Term Income Fund
Richard M. Rokus	None

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of the International Stock Fund, has authorized the Adviser to delegate its authority to vote proxies to the Fund’s subadvisers on behalf of the Funds. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Income Funds or Money Market Funds.

Adviser’s Proxy Voting Policies and Procedures

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted to a company’s shareholders for vote. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote in accordance with the recommendation of the issuer’s board of directors. Routine matters include, but are not limited to, proposals to approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms; and compensation or salary levels for employees and/or directors that appear to be consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans, except that the Adviser will require management to provide substantial justification for repricing of options in order to vote for such proposal.

On matters of corporate governance, generally the Adviser will vote for proposals to permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and proposals to opt-out of state takeover statutes. The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Trust Investment Committee, comprised of the members of the Adviser and M&I Trust, has appointed a Proxy Officer who has the authority to vote proxies pursuant to the proxy voting policy. The Proxy Officer will direct proposals that he or she is unable to determine how to vote or where there has been a recommendation not to vote in accordance with a predetermined policy to the Proxy Voting Committee of M&I Trust. The Proxy Voting Committee may refer any matter that it is uncertain how to vote to the Trust Investment Committee for a final decision.

The Adviser’s proxy voting procedures permit the Proxy Voting Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

Acadian’s Proxy Voting Policies and Procedures

Proxy Voting Policies

When voting proxies on behalf of its clients, Acadian assumes a fiduciary responsibility to vote in its clients’ best interests. Acadian has retained Institutional Shareholder Services (ISS) to research and vote proxies on behalf of its clients, subject to ongoing supervision and in accordance with policies and procedures negotiated and agreed to between Acadian and ISS. Generally, ISS proxy voting policies are as follows:

•	Management Proposals – On proposals introduced by company management, ISS will generally vote in accordance with management’s recommendations on proposals involving uncontested election of directors, approval of independent auditors, executive compensation plans, routine corporate structure, share issuance, allocations of income, script dividend proposals, increases in capital or par value and share repurchase plans.

•	Shareholder Proposals – Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business and voted in favor of shareholder initiatives concerning the maximization of shareholder value.

•	Non-routine proposals – Non-routine proposals are examined on a case-by-case basis and a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. Examples of non-routine proposals are reorganizations or restructurings, amendments to Articles of Association, Non-Executive Director Compensation Proposals, increased borrowing power and debt issuance requests.

Acadian reserves the right to override ISS vote recommendations if it believes that changing the vote is in the best interest of its clients. Overrides must be approved by an executive officer of Acadian and documented, including the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interests of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Trilogy’s Proxy Voting Policies and Procedures

As a matter of policy and as a fiduciary to its clients, Trilogy has responsibility for the voting of proxies for portfolio securities consistent with the best economic interests of the clients. The guiding principal by which Trilogy votes on all matters submitted for vote is the maximization of the ultimate economic value of a client’s holdings. Trilogy has engaged ISS to vote its proxies and to provide research concerning matters contained in the proxies. ISS ensures that each proposal regarding stocks held in the portfolio of the International Stock Fund managed by Trilogy is voted in the best interests of its shareholders.

In general, Trilogy will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Trilogy’s policy is to generally support cumulative voting, shareholders’ rights and appointment of independent auditors. Other matters coming before shareholders are voted upon, after due consideration, in the manner considered to best enhance shareholder value. Issuers’ proxies most frequently contain proposals to elect corporate directors, to appoint external auditors and set their compensation, to adopt or amend management compensation plans, and to amend the capitalization of the company. Through ISS recommendations, Trilogy generally supports these proposals through the exercise of votes on these issues. Other issues, including those business issues specific to the issuer or those raised by shareholders of the issuer, are addressed on a case-by-case basis by ISS with a focus on the potential impact of the vote on shareholder value.

The administration of Trilogy’s proxy policy is governed by its Proxy Policy Committee. In order to avoid inherent conflicts of interest, Trilogy generally votes its proxies in accordance with the ISS recommendation. In the case where a member of the investment team wishes to vote against the ISS recommendation, the matter is brought to the Trilogy Proxy Policy Committee which decides the matter. Trilogy reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if the costs associated with voting such proxy outweigh the benefits to clients or circumstances make such an abstention or withholding in the best interests of the clients.

Proxy Voting Record

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers and M&I Trust. Pursuant to the Disclosure Policy, the Corporation may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•	As required by SEC regulations, the Corporation will disclose the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•	The Adviser or a Sub-Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Funds’ service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel and financial printer (currently RR Donnelley), in connection with the fulfillment of their duties to the Funds and the Corporation;

•	The Funds’ portfolio holdings as of each month end are disclosed on the Funds’ website at http://www.marshallfunds.com no earlier than five days after month end;

•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases following the posting of the holdings on the Funds’ website as described above;

•	Portfolio holdings of the Funds as of a particular month end may be provided to portfolio managers of M&I Trust in connection with presentations to M&I Trust’s existing clients.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law which prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers or M&I Trust in connection with the disclosure of portfolio holdings in accordance with this policy. The Funds’ Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended (Section 28(e)), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2006:

Fund	Brokerage Commissions Paid to Brokers Who Provide Brokerage and Research Services	Principal Value of Transactions
Large-Cap Value Fund	$131,901	$112,826,283
Large-Cap Growth Fund	$148,832	$119,473,183
Mid-Cap Value Fund	$323,267	$199,270,235
Mid-Cap Growth Fund	$179,899	$138,563,608
Small-Cap Growth Fund	$244,875	$99,002,722
International Stock Fund	N/A	N/A
Government Income Fund	N/A	N/A
Intermediate Bond Fund	N/A	N/A
Intermediate Tax-Free Fund	N/A	N/A
Short-Term Income Fund	N/A	N/A
Prime Money Market Fund	N/A	N/A
Government Money Market Fund	N/A	N/A
Tax-Free Money Market Fund	N/A	N/A

N/A—Not applicable

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

For the fiscal years ended August 31, 2006, 2005 and 2004, the Funds paid the following brokerage commissions:

	Brokerage Commissions Paid
Fund	For the fiscal year ended August 31
	2006	2005	2004
Large-Cap Value Fund	$657,570	$772,690	$871,205
Large-Cap Growth Fund	$532,122	$561,633	$817,006
Mid-Cap Value Fund	$1,288,206	$828,338	$673,880
Mid-Cap Growth Fund	$690,031	$1,048,632	$2,090,182
Small-Cap Growth Fund	$1,392,273	$1,724,780	$1,891,179
International Stock Fund	$1,093,676	$1,046,307	$1,639,484
Government Income Fund	N/A	N/A	N/A
Intermediate Bond Fund	N/A	N/A	N/A
Intermediate Tax-Free Fund	N/A	N/A	N/A
Short-Term Income Fund	$3,247	N/A	N/A
Prime Money Market Fund	N/A	N/A	N/A
Government Money Market Fund	N/A	N/A	N/A
Tax-Free Money Market Fund	N/A	N/A	N/A

N/A—Not applicable

Unless otherwise noted below, during the fiscal year ended August 31, 2006, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act):

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/06) (000s omitted)
Large-Cap Value Fund	Bank of New York Brokerage, Inc. Lehman Brothers, Inc. Merrill Lynch & Co., Inc. Morgan Stanley & Co., Inc.	$1,860 $7,249 $7,978 $7,915

Large-Cap Growth Fund	Bank of New York Brokerage, Inc. Lehman Brothers, Inc. Bank of America Corp. Morgan Stanley & Co., Inc. Citigroup Inc.	$898 $702 $716 $1,296 $1,268

Mid-Cap Value Fund	Bear Stearns Companies, Inc. Citigroup Inc.	$ 7,208 $8,606

Government Income Fund	Countrywide Financial Corporation SunTrust Banks, Inc.	$1,962 $5,005

Intermediate Bond Fund

Credit Suisse First Boston LLC

Bank of America Corp.

Citigroup Inc.

SunTrust Banks, Inc.

UBS AG

Lehman Brothers, Inc.

Merrill Lynch & Co., Inc.

Morgan Stanley & Co., Inc.

Countrywide Financial Corporation

$7,376 $7,018 $12,063 $5,005 $7,771 $5,062 $6,894 $7,015 $4,944

Short-Term Income Fund	Countrywide Financial Corporation Credit Suisse First Boston LLC JP Morgan Capital Corp. Morgan Stanley & Co., Inc.	$4,217 $1,219 $1,022 $788

Prime Money Market Fund

Deutsche Bank AG

Morgan Stanley & Co., Inc.

Wachovia Capital Markets, LLC

Credit Suisse First Boston LLC

JP Morgan Capital Corp.

Citigroup Inc.

Bank of America Corp.

Bear Stearns Companies, Inc.

Goldman Sachs & Co.

Lehman Brothers, Inc.

Merrill Lynch & Co., Inc.

Countrywide Financial Corporation

$100,000 $100,000 $165,000 $100,001 $25,010 $113,320 $100,000 $100,000 $100,030 $38,288 $96,167 $52,997

Tax-Free Money Market Fund	ABN AMRO	$2,000

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by the SEC’s rules, the Funds, the Adviser, Trilogy, Acadian and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

ADMINISTRATOR

M&I Trust is the administrator of the Funds. As administrator, M&I Trust is entitled to receive fees directly from the Funds in amounts up to a maximum annual percentage of each Fund’s ADNA with respect to the Equity Funds and Income Funds and the aggregate ADNA of all the Money Market Funds as follows:

Maximum Fee	Funds’ ADNA

0.100%	on the first $250 million

0.095%	on the next $250 million

0.080%	on the next $250 million

0.060%	on the next $250 million

0.040%	on the next $500 million

0.020%	on assets in excess of $1.5 billion

The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.

For the fiscal periods ended August 31, 2006, 2005 and 2004, the administrator was paid (net of waivers) the following fees:

	Administrative Fee Paid
Fund	For the fiscal year ended August 31
	2006	2005		2004
Large-Cap Value Fund	$330,227	$335,408		$362,809
Large-Cap Growth Fund	$238,269	$248,584		$272,724
Mid-Cap Value Fund	$617,128	$515,703		$377,476
Mid-Cap Growth Fund	$182,349	$177,475		$239,991
Small-Cap Growth Fund	$183,539	$147,770		$128,191
International Stock Fund	$384,320	$423,081		$405,328
Government Income Fund	$513,619	$374,950		$359,137
Intermediate Bond Fund	$620,751	$570,198		$599,768
Intermediate Tax-Free Fund	$84,226	$89,673		$100,321
Short-Term Income Fund	$128,143	$145,612		$155,127
Prime Money Market Fund	$1,465,024	$1,356,392		$1,413,723
Government Money Market Fund	$70,112	$70,013		$6,204	(1)
Tax-Free Money Market Fund	$92,988	$46,995	(2)	N/A

N/A—Not applicable

(1)	The fees paid by the Fund are for the period from May 17, 2004, the date on which the Fund began operations, to August 31, 2004, the end of the Fund’s fiscal year.

(2)	The fees paid by the Fund are for the period from September 22, 2004, the date on which the Fund began operations, to August 31, 2005, the end of the Fund’s fiscal year.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited to the following:

•	preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•	preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	preparation, negotiation and administration of contracts on behalf of a Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development and operation of a Fund; and

•	providing advice to the Funds and the Board.

SUB-ADMINISTRATOR

UMBFS is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•	review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	drafting and reviewing of the Funds’ annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•	obtaining CUSIPS, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Funds; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS receives from the administrator with respect to each of the Funds (other than the Money Market Funds), in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, the asset-based fees pursuant to the following schedule:

Average Net Assets	Basis Points (Domestic)	Basis Points (International)

Up to $200 million	.90 basis points	3.00 basis points

Next $200 million	.85 basis points	2.50 basis points

Next $200 million	.75 basis points	2.00 basis points

Next $200 million	.65 basis points	1.75 basis points

Next $200 million	.55 basis points	1.50 basis points

Next $200 million	.45 basis points	1.25 basis points

Over $1.2 billion	.35 basis points	1.00 basis points

With respect to the Money Market Funds, UMBFS receives from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, the asset-based fees computed as of month-end on combined net assets pursuant to the following schedule:

Average Net Assets	Basis Points
Up to $250 million	.55 basis points
Next $250 million	.50 basis points
Next $250 million	.45 basis points
Over $750 million	.30 basis points

Federated Services Company (Federated) served as the Funds’ sub-administrator until August 31, 2004 pursuant to the Sub-Administrative Services Agreement with the administrator. As sub-administrator, Federated was entitled to receive fees from the administrator equal to 50% of the fees the administrator was entitled to receive under the Administrative Agreement with the Corporation dated January 1, 2000. Federated performed services substantially similar to the services currently provided by UMBFS.

For the fiscal periods ended August 31, 2006 and 2005, the administrator paid UMBFS $573,754 and $544,128, respectively, under the Sub-Administration Agreement. For the fiscal period ended August 31, 2004, the administrator paid Federated $2,210,400 under the Sub-Administrative Services Agreement.

SECURITIES LENDING

The Funds pay a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. The following amounts were paid for the fiscal year ended August 31, 2006:

Fund	Securities Lending Fees Paid
Large-Cap Value Fund	$ 21,318
Large-Cap Growth Fund	$ 13,264
Mid-Cap Value Fund	$ 64,260
Mid-Cap Growth Fund	$ 31,415
Small-Cap Growth Fund	$152,400
International Stock Fund	$ 92,490
Government Income Fund	$157,388
Intermediate Bond Fund	$114,371
Short-Term Income Fund	$ 5,292

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the level of the Funds’ average net assets for the period plus out-of-pocket expenses.

M&I Trust provides sub-transfer agency services to the Funds. In exchange for these services, the Funds pay M&I Trust a per account fee and out-of-pocket expenses.

FUND ACCOUNTANTS

UMB Fund Services, Inc. (UMB), 803 West Michigan Street, Milwaukee, Wisconsin, provides fund accounting services to the Funds, except the International Stock Fund.

Investors Bank & Trust Company (IBT), 200 Clarendon Street, Boston, Massachusetts, provides fund accounting services to the International Stock Fund.

For their services, UMB and IBT receive a fee based on net assets of the Funds.

CUSTODIANS

M&I Trust, 111 East 5Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is a custodian for the securities and cash of the Funds, except the International Stock Fund. For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of a Fund’s average aggregate daily net assets.

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is a custodian for the securities and cash of the International Stock Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds, PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, the yield and total return of the Investor Class, Advisor Class and/or Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended August 31, 2006 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2006 (for the fiscal year ended August 31, 2006) and the Semi-Annual Report dated February 28, 2006 (for the semi-annual period ended February 28, 2006) (File Nos. 33-48907 and 811-58433). A copy of the Annual Report and the Semi-Annual Report for a Fund may be obtained without charge by contacting MIS at the address located on the back cover of the SAI or by calling MIS at 1-414-287-8555 or 1-800-236-FUND (3863).

APPENDIX

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor ‘s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor ‘s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD	Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B	(xxx) Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C	(xxx) Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	(xxx) Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;—the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or—the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)	‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)	‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx)	‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)	‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)	‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)	‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

ADDRESSES

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Marshall Government Income Fund

Marshall Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Short-Term Income Fund

Marshall Prime Money Market Fund

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202 P.O. Box 1348 Milwaukee, Wisconsin 53201-1348

Distributor:
Grand Distribution Services, LLC	803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233

Adviser to all Funds:
M&I Investment Management Corp.	111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202

Sub-Advisers to Marshall International Stock Fund:
Trilogy Global Advisors, LLC	1900 Summit Tower Boulevard Suite 450 Orlando, Florida 32810-5939

Acadian Asset Management, Inc.	One Post Office Square Boston, Massachusetts 02109

Custodian (except Marshall International Stock Fund) and Administrator:
Marshall & Ilsley Trust Company N.A.	111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:
Boston Financial Data Services, Inc.	2 Heritage Drive Quincy, Massachusetts 02171

Sub-Administrator and Portfolio Accounting Services Agent (except Marshall International Stock Fund):
UMB Fund Services, Inc.	803 West Michigan Street Milwaukee, Wisconsin 53202

Custodian and Portfolio Accounting Services Agent for Marshall International Stock Fund:
Investors Bank & Trust Company	200 Clarendon Street Boston, Massachusetts 02116

Shareholder Servicing Agent:
Marshall Investor Services, a division of Marshall & Ilsley Trust Company N.A.	P.O. Box 1348 Milwaukee, Wisconsin 53201-1348

Legal Counsel:
Bell, Boyd & Lloyd LLC	Three First National Plaza 70 West Madison Street, Suite 3100 Chicago, Illinois 60602-4207

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP	One North Wacker Chicago, Illinois 60606

Marshall Investor Services

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

414-287-8555 or 1-800-236-FUND (3863)

TDD: Speech and Hearing Impaired Services

1-800-236-209-3520

Internet address: http:www.marshallfunds.com

MARSHALL FUNDS, INC.

PART C

OTHER INFORMATION

Item 23. Exhibits.

See “Exhibit Index.”

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant’s investment adviser against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26. Business and Other Connections of the Investment Adviser.

M&I Investment Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser is a registered investment adviser and wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Trilogy Global Advisors, LLC (“Trilogy”) serves as a sub-adviser with respect to the Registrant’s International Stock Fund. Trilogy is a registered investment adviser. The business and other connections of Trilogy, as well as the names and titles of the executive officers and directors of Trilogy, are further described in Trilogy’s Form ADV as filed with the SEC.

Acadian Asset Management, Inc. (“Acadian”) serves as a sub-adviser with respect to the Registrant’s International Stock Fund. Acadian is a registered investment adviser. The business and other connections of Acadian, as well as the names and titles of the executive officers and directors of Acadian, are further described in Acadian’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s, Trilogy’s or Acadian’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Who Manages the Funds?” section of the Registrant’s Statements of Additional Information, which are incorporated herein by reference.

Item 27. Principal Underwriters.

(a)	None.

(b)	To the best of Registrant’s knowledge, the executive officers of Grand Distribution Services, LLC are as follows:

Name and Principal Business Address*	Positions and Offices with Grand Distribution Services, LLC	Positions and Offices with Registrant

Peter J. Hammond	President	None

Christine L. Mortenson	Treasurer	None

Constance Dye Shannon	Secretary	None

*	The address of each of the foregoing is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

(c)	Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services Inc. 2 Heritage Drive Quincy, MA 02171

Registrant’s Administrator and Sub-Transfer Agent	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Sub-Administrator and Portfolio Accounting Services (except Marshall International Stock Fund)	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	M&I Investment Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Sub-Advisers (Marshall International Stock Fund)	Trilogy Global Advisors, LLC 1900 Summit Tower Boulevard Suite 450 Orlando, FL 32810 Acadian Asset Management, Inc. One Post Office Square Boston, MA 02109

Registrant’s Custodian (except Marshall International Stock Fund)	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Custodian (Marshall International Stock Fund) and Portfolio Accounting Services (Marshall International Stock Fund)	Investors Bank & Trust Company 200 Clarendon Street P.O. Box 9130 Boston, MA 02116

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 27th day of October, 2006.

MARSHALL FUNDS, INC. (Registrant)

By:	/s/ John M. Blaser
John M. Blaser President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A has been signed below on October 27, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ John M. Blaser John M. Blaser	President (principal executive officer) and Director

/s/ Timothy M. Bonin Timothy M. Bonin	Treasurer (principal financial officer)

Kenneth C. Krei *	Director

Larry D. Armel**	Director

Benjamin M. Cutler *	Director

John DeVincentis *	Director

John A. Lubs *	Director

James Mitchell *	Director

Barbara J. Pope *	Director

*By:	/s/ John M. Blaser
John M. Blaser Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A.

**By:	/s/ John M. Blaser
John M. Blaser Attorney in fact pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Document Description
(a.1)	Articles of Incorporation [5]

(a.2)	Amendment No. 1 to Articles of Incorporation [5]

(a.3)	Amendment No. 2 to Articles of Incorporation [5]

(a.4)	Amendment No. 3 to Articles of Incorporation [5]

(a.5)	Amendment No. 4 to Articles of Incorporation [3]

(a.6)	Amendment No. 5 to Articles of Incorporation [5]

(a.7)	Amendment No. 6 to Articles of Incorporation [7]

(a.8)	Amendment No. 7 to Articles of Incorporation [8]

(a.9)	Amendment No. 8 to Articles of Incorporation [9]

(a.10)	Amendment No. 9 to Articles of Incorporation [10]

(a.11)	Amendment No. 10 to Articles of Incorporation [11]

(a.12)	Amendment No. 11 to Articles of Incorporation [12]

(a.13)	Amendment No. 12 to Articles of Incorporation [13]

(a.14)	Amendment No. 13 to Articles of Incorporation [18]

(a.15)	Amendment No. 14 to Articles of Incorporation [18]

(a.16)	Amendment No. 15 to Articles of Incorporation [20]

(a.17)	Amendment No. 16 to Articles of Incorporation [20]

(b)	Amended and Restated By-Laws [18]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d.1)	Investment Advisory Contract [1]

(d.2)	Form of Amendment No. 1 to Exhibit A of Investment Advisory Contract [12]

(d.3)	Exhibit G to Investment Advisory Contract [2]

(d.4)	Exhibit H to Investment Advisory Contract [2]

(d.5)	Exhibit I to Investment Advisory Contract [2]

(d.6)	Exhibit J to Investment Advisory Contract [2]

(d.7)	Exhibit K to Investment Advisory Contract [4]

(d.8)	Exhibit L to Investment Advisory Contract [4]

Exhibit Number	Document Description
(d.9)	Exhibit M to Investment Advisory Contract [7]

(d.10)	Exhibit N to Investment Advisory Contract [8]

(d.11)	Exhibit O to Investment Advisory Contract [16]

(d.12)	Amendment to Investment Advisory Contract [14]

(d.13)	Sub-Advisory Agreement with Acadian Asset Management, Inc. [19]

(d.14)	Sub-Advisory Agreement with BPI Global Asset Management, LLC [19]

(e)	Distribution Agreement [18]

(f)	Bonus or Profit Sharing Contracts – Not applicable

(g.1)	Custodian Contract [4]

(g.2)	Amendment to Custodian Contract [20]

(g.3)	Amendment to Custodian Contract [20]

(g.4)	Amendment to Custodian Contract [14]

(g.5)	Custodian Agreement (Investors Bank & Trust Company) [18]

(h.1)	Administrative Services Agreement and Amendment No. 1 to Administrative Services Agreement [15]

(h.2)	Amendment to Administrative Services Agreement [14]

(h.3)	Sub-Administration Agreement (UMB Fund Services, Inc.) [18]

(h.4)	Shareholder Services Agreement [11]

(h.5)	Amendment No. 1 to Exhibit 1 of Shareholder Services Agreement [12]

(h.6)	Amendment No. 2 to Exhibit 1 of Shareholder Services Agreement [20]

(h.7)	Amendment to Shareholder Services Agreement [14]

(h.8)	Transfer Agency, Sub-Transfer Agency and Service Agreement *

(h.9)	Fund Accounting Agreement (UMB Fund Services, Inc.) [18]

(h.10)	Fund Accounting Agreement (Investors Bank & Trust Company) [18]

(i)	Opinion and Consent of Counsel [1]

(j)	Consent of Independent Auditors *

(k)	Omitted Financial Statements – Not applicable

(l)	Initial Capital Understanding [6]

(m.1)	Amended and Restated Rule 12b-1 Plan [20]

(m.2)	Form of Rule 12b-1 Agreement [18]

Exhibit Number	Document Description
(m.3)	Form of Dealer Agreement [20]

(n)	Multiple Class Plan, As Amended [20]

(o)	Reserved

(p.1)	Marshall Funds and M&I Investment Management Corp. Code of Ethics *

(p.2)	Trilogy Global Advisors, LLC Code of Ethics and Insider Trading Policy Statement *

(p.3)	Acadian Asset Management, Inc. Code of Ethics *

(p.4)	Grand Distribution Services, LLC Code of Ethics [18]

(q.1)	Power of Attorney [17]

(q.2)	Power of Attorney *

(r)	Rule 485(b) Letter of Representation *

*	Filed herewith.

[1]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed April 23, 1993.

[2]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed October 29, 1993.

[3]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed December 28, 1993.

[4]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed July 1, 1994.

[5]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed October 21, 1994.

[6]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed December 26, 1995.

[7]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed June 17, 1996.

[8]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed August 30, 1996.

[9]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed October 21, 1998.

[10]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed August 27, 1999.

[11]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed October 29, 1999.

[12]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed March 1, 2000.

[13]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed October 30, 2000.

[14]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed October 29, 2001.

[15]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed October 30, 2003.

[16]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed July 9, 2004.

[17]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed October 27, 2004.

[18]	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed December 30, 2004.

[19]	Incorporated by reference to Registrant’s Definitive Proxy Statement filed on July 13, 2005.

[20]	Incorporated by reference to Registrants’ Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed October 31, 2005.